                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-6465

                               -----------------

                          THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                    One Cityplace, Hartford, CT 06103-3415
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)

    (Name and Address of Agent for                    Copy to:
               Service)
          Elizabeth M. Forget
          -------------------                  Robert N. Hickey, Esq.
               President                      Sullivan & Worcester LLP
   260 Madison Avenue, 10/th/ Floor              1666 K Street, N.W.
          New York, NY 10006                   Washington, D.C. 20006

       Registrant's telephone number, including area code: 800-842-9368

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1: REPORT TO SHAREHOLDERS.

                                 THE TRAVELERS
                                 SERIES TRUST

                      AIM Capital Appreciation Portfolio
                          MFS Total Return Portfolio
                      Pioneer Strategic Income Portfolio
            Salomon Brothers Strategic Total Return Bond Portfolio
                          Strategic Equity Portfolio
                      Travelers Managed Income Portfolio
                        Van Kampen Enterprise Portfolio

                                 ANNUAL REPORT

                               OCTOBER 31, 2005

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AIM CAPITAL APPRECIATION PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE
For the 12 months ended October 31, 2005, the portfolio returned 11.47%. In comparison, the portfolio outperformed its unmanaged benchmark, the S&P 500 Index, which returned 8.72% for the same period.

MARKET OVERVIEW NOVEMBER 2004 THROUGH OCTOBER 2005
Despite widespread concern about the potential impact of rising short-term interest rates and historically high energy prices, the U.S. economy expanded, inflation remained contained and corporate profits generally rose during the fiscal year covered by this report. Late in the year, higher energy prices and rising interest rates threatened to crimp consumer spending, which accounts for approximately two-thirds of the U.S. economy.

There was wide variance in corporate profits during the year. Rising prices caused many companies in the energy and utilities sectors to report record earnings and profits--while profits of companies that use a lot of energy, such as chemical companies and airlines, were depressed. The broad stock market rose for the year. Not surprisingly, energy and utilities stocks led the market with strong double-digit returns, while consumer discretionary stocks lagged, one of only two sectors that declined for the year.

CONTRIBUTORS TO PERFORMANCE
During the one year period ending October 31, 2005, the portfolio was significantly overweight relative to the S&P 500 Index in the health care, materials and the information technology sectors. Over the same period, the portfolio was underweight in the consumer staples, financials, telecommunication services and utilities sectors.

The portfolio's exposure to the healthcare sector enhanced results over the reporting period due to good stock selection. Within the sector, holdings in the healthcare supplies industry made the largest contribution to relative performance. The energy sector also contributed positively to relative results.

Relative performance was negatively impacted the most by the portfolio's weightings in the consumer discretionary and utilities sectors. The portfolio's lack of exposure to the utilities sector also detracted from the portfolio's relative performance. On an absolute basis, the energy sector was the largest positive contributor to the portfolio's performance, followed by the health care sector.

On September 16, 2005, a change was announced to the portfolio's management team. Lanny Sachnowitz (lead), Gabe Birdsall and Kirk Anderson joined Rob Lloyd as portfolio managers for the portfolio. In addition, the new managers will be assisted by the large/multi-cap growth team, a new team formed of members of the large-cap growth team and the multi-cap growth team (formerly assigned to the portfolio). The changes are part of AIM's ongoing effort to organize teams around common processes and shared beliefs.

Our investment process combines rigorous quantitative and independent fundamental analysis to find companies exhibiting long- term, sustainable earnings and cash flow growth not yet reflected in stock prices or current valuations. The process we employ is similar to that of the previous management team, though there will be differences in execution. Over time, we believe the changes will be beneficial for shareholders.

PLEASE REFER TO PAGES 21 THROUGH 23 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

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TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Apple Computer, Inc.         2.67%
                     -------------------------------------
                     Johnson & Johnson            1.97%
                     -------------------------------------
                     QUALCOMM, Inc.               1.71%
                     -------------------------------------
                     Microchip Technology, Inc.   1.68%
                     -------------------------------------
                     Procter & Gamble Co.         1.68%
                     -------------------------------------
                     Alcon, Inc.                  1.67%
                     -------------------------------------
                     Yahoo!, Inc.                 1.61%
                     -------------------------------------
                     Office Depot, Inc.           1.59%
                     -------------------------------------
                     Amgen, Inc.                  1.57%
                     -------------------------------------
                     Exxon Mobil Corp.            1.56%
                     -------------------------------------

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PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Non-Cyclical                             27.6%
Technology                               14.2%
Energy                                   13.1%
Industrials                              11.0%
Financials                               10.0%
Communications                            9.4%
Cyclical                                  9.3%
Basic Materials                           5.4%


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--------------------------------------------------------------------------------
AIM CAPITAL APPRECIATION PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY AIM CAPITAL MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                 AIM CAPITAL APPRECIATION PORTFOLIO MANAGED BY
               AIM CAPITAL MANAGEMENT, INC. VS. S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 S&P 500             AIM Capital
                  Index        Appreciation Portfolio
                 -------       ----------------------
10/10/1995       $10,000             $10,000
10/31/1995        10,076               9,990
10/30/1996        12,504              10,771
10/31/1997        16,522              12,706
10/31/1998        20,155              12,351
10/31/1999        25,329              16,355
10/31/2000        26,872              22,329
10/31/2001        20,180              12,646
10/31/2002        17,131              11,161
10/31/2003        20,694              13,368
10/31/2004        22,643              13,854
10/31/2005        24,618              15,443



    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    AIM Capital
    Appreciation
--  Portfolio        11.47% 11.43% -7.11%  4.45%        4.41%
    ----------------------------------------------------------------
- - S&P 500 Index/1/  8.72% 12.85% -1.74%  9.34%        9.43%
    ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 10/10/1995.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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--------------------------------------------------------------------------------
MFS TOTAL RETURN PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the 12 months ended October 31, 2005 the portfolio returned 6.09%. In comparison, the portfolio outperformed its unmanaged benchmarks, the Lehman Brothers Aggregate Bond Index and S&P 500 Index, which returned 1.13% and 8.72% respectively for the same period.

DETRACTORS FROM PERFORMANCE
In the equity portion of the portfolio, the leisure, utilities and communications, and basic materials sectors detracted from results. Stock selection and, to a lesser extent, our overweighting in the leisure sector hindered relative performance during the period. Media company Viacom was among the top detractors from relative performance in this sector.

While overweighting the utilities and communication sector helped performance, stock selection held back the sector's overall results. Telecom services provider Verizon Communications was the portfolio's largest detractor from performance during the period. Our overweighted position and, to a lesser extent, stock selection, in the basic materials sector also hurt performance. News print maker Bowater (not an index constituent) was a top detractor from performance in the basic materials sector.

Stocks in other sectors that detracted from relative results included home improvement manufacturer Masco, manufacturing conglomerate Tyco, clothing retailer Gap, and health care services provider Tenet Healthcare. Not owning the strong performing health insurer UnitedHealth Group and PC maker Apple Computer also weakened relative performance.

In the fixed income portion of the portfolio our overweighting of the "BBB" sector detracted from results. This was slightly offset by our allocation to "BB" rated debt that the index does not hold.

During the reporting period, shifts in currency valuations detracted from the portfolio's performance relative to the benchmark. The base currency of the portfolio is U.S. dollars and the performance of the portfolio, and that of its benchmark, are presented in terms of this currency. Nevertheless, specific holdings of the portfolio and benchmark may be denominated in different currencies, and therefore present the possibility of currency depreciation or appreciation. Because the exposure of the portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

CONTRIBUTORS TO PERFORMANCE
Relative to the portfolio's equity benchmark, energy, technology, and financial services were the strongest performing sectors during the period. A combination of stock selection and allocation drove returns in these sectors.

In the energy sector, stock selection and an overweighted position boosted results. Within the sector, oil and gas producer Devon Energy, drilling rig operator GlobalSantaFe (not an index constituent), offshore drilling company Noble, and oil and gas manufacturer/provider/servicer Cooper Cameron (not an index constituent) were among the portfolio's top contributors.

Underweighting the weak-performing technology sector was also beneficial. Our underweighted position in computer technology company IBM helped as the stock significantly underperformed the benchmark. Stock selection was the main driver of the outperformance of the financial services sector. Our investments in financial services firms PNC and Hartford contributed to relative performance over the period.

During the period, relative performance also benefited from our smaller allocations to drug maker Pfizer and discounted retailer Wal-Mart, both benchmark constituents underperformed significantly. Although the utilities and communication sector detracted from results, our holdings in the wireless giant Sprint Nextel was among the top contributors to performance.

Relative to the portfolio's fixed income benchmark, performance was enhanced by the portfolio's duration. During the period, the portfolio maintained a shorter duration than that of the index, which added to relative results as rates rose. The portfolio also benefited from allocations to banking, finance, and mortgage-related issues. Security selection in the industrial sector and our holdings in inflation-linked issues also added to performance.

PLEASE REFER TO PAGES 24 THROUGH 31 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              U.S. Treasury Notes (5.625%, 05/15/2008)   2.69%
              ---------------------------------------------------
              Bank of America Corp.                      2.48%
              ---------------------------------------------------
              U.S. Treasury Bond (6.250%, 08/15/2023)    1.64%
              ---------------------------------------------------
              JPMorgan Chase & Co.                       1.64%
              ---------------------------------------------------
              Sprint Nextel Corp.                        1.63%
              ---------------------------------------------------
              PNC Financial Services Group, Inc.         1.56%
              ---------------------------------------------------
              Wyeth                                      1.38%
              ---------------------------------------------------
              Verizon Communications, Inc.               1.34%
              ---------------------------------------------------
              Altria Group, Inc.                         1.22%
              ---------------------------------------------------
              Viacom, Inc.                               1.22%
              ---------------------------------------------------

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PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Common Stocks                                               60.4%
U.S. Government & Agency Obligations                        28.0%
Domestic Bonds & Debt Securities                            11.4%
Foreign Bonds & Debt Securities                              0.2%


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MFS TOTAL RETURN PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     MFS TOTAL RETURN PORTFOLIO MANAGED BY
  MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. LEHMAN BROTHERS AGGREGATE BOND
                                   INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

              MFS Total Return   Lehman Brothers Aggregate
                 Portfolio              Bond Index (1)        S&P 500 Index (2)
              ----------------   -------------------------    -----------------
 6/16/1994       $10,000                $10,000                    $10,000
10/31/1994        $9,980                 10,030                     10,325
10/31/1995        11,589                 11,600                     13,055
10/31/1996        13,577                 12,278                     16,201
10/31/1997        16,380                 13,370                     21,406
10/31/1998        18,172                 14,619                     26,113
10/31/1999        19,557                 14,696                     32,817
10/31/2000        22,057                 15,769                     34,816
10/31/2001        22,008                 18,065                     26,145
10/31/2002        21,217                 19,129                     22,196
10/31/2003        23,985                 20,066                     26,812
10/31/2004        26,710                 21,176                     29,337
10/31/2005        28,337                 21,415                     31,895




    ----------------------------------------------------------------
                                Average Annual Return/3/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ----------------------------------------------------------------
    MFS Total
--  Return Portfolio  6.09% 10.13%  5.14%  9.35%         9.59%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Aggregate Bond
- - Index/1/          1.13%  3.84%  6.31%  6.32%         7.91%
    ----------------------------------------------------------------
    S&P 500 Index/2/  8.72% 12.85% -1.74%  9.34%        12.30%
    ----------------------------------------------------------------

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
Most domestic fixed-income investments delivered modest returns during the 12-month period ended October 31, 2005, as investors attempted to assess the economic impact of the Federal Reserve Board's hikes in short term interest rates. While the Fed persisted in its efforts to guard against any increase in inflationary pressures, the economies of the United States and most foreign countries continued to expand, helping support growth in corporate profits. These factors all contributed to absolute performance of 5.17% for the portfolio and solid outperformance of the benchmark, the Lehman Brothers Aggregate Bond Index which returned 1.13%.

MARKET OVERVIEW
Fixed-income markets were affected by many cross-currents, and our investments in long-term U.S. Treasury bonds and our continued emphasis on lower-rated, high-yield bonds--both domestic corporate bonds and emerging market debt--helped drive the Portfolio's performance. For most of the 12 months, we focused our Treasury investments in longer-term bonds. That tactic helped support performance as yields of shorter-term bonds rose and the prices of bonds with maturities of 10 years or less declined. In contrast, the 30-year Treasury outperformed other higher-rated bonds as its yield declined and its price rose, gaining 34 basis points in price while the Merrill Lynch U.S. Agency/Treasury Master Index declined 3.3% in price.

During a period in which most economies, with the exception of some European markets, grew strongly, corporate profits tended to continue to improve, and high-yield bonds outperformed investment-grade debt. We emphasized both domestic and emerging-market debt throughout the 12 months, although we lowered our exposure to both groups as the period progressed and their prices became less attractive as their spreads over investment-grade debt tightened.

CONTRIBUTORS TO PERFORMANCE
Earlier in the fiscal year, we increased our investments in mortgage-backed securities and have generally maintained our greater emphasis on mortgages, since they continue to look attractive when compared with other investment opportunities. Within our domestic high-yield investments, we gradually upgraded the average credit quality of our bonds as a defensive measure against a possible slowing of corporate profit growth. We also continued to invest in investment-grade foreign debt, primarily government bonds, which offered higher yields than U.S. Treasuries.

Another major shift made was the reduction of our non-dollar exposure at the start of 2005. In the fourth quarter of 2004, during which the euro rose 9%, we held significant foreign currency versus the dollar, which enhanced performance. We anticipated that the U.S. dollar would begin to strengthen against the euro and other foreign currencies. Early in 2005, we scaled back a large portion of our non-dollar exposure to protect portfolio gains made from foreign investments as the trends leading up to the weaker dollar indeed reversed. This step helped performance because our foreign government security investments, most notably from France and Sweden, outperformed U.S. government securities, but the underlying foreign currencies were losing relative value against a strengthening U.S. dollar.

At the end of the period, about 16% of Portfolio assets were invested in Treasuries, including a position in Treasury Inflation Protection Securities
(TIPS) that we added late in the period to hedge against rising interest rates and potential inflation. At the end of the period, mortgage-backed securities represented 24% of Portfolio assets, US investment-grade corporate bonds represented 5.4%, International Investment Grade 11.9%, US high yield 26.5%, and emerging market debt 14.3%.

Our investments in bonds of several basic materials companies helped notably, as rising commodity prices supported the performance of bonds issued by companies such as Freeport McMoRan, a copper and gold mining corporation, and CSN, Brazil's largest steel company. Sino Forest, a Canadian forestry company, also contributed positively. Within the energy sector, bonds of oil and gas producers such as Petroquest and Baytex were outstanding performers. A few investments proved disappointing, however. Those included bonds of Delphi, an auto parts manufacturer, and Duane Reade, a New York-based retail pharmaceutical chain whose business performance hasn't met investors' expectations.

Sincerely,

KENNETH J. TAUBES
DIRECTOR OF FIXED INCOME INVESTMENTS
PIONEER INVESTMENTS




PLEASE REFER TO PAGES 32 THROUGH 43 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                                    Percent of
  Description                                                       Net Assets
  ----------------------------------------------------------------------------
  U.S. Treasury Inflation Index Note (3.500%, 01/15/11)               5.32%
  ----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) (6.000%, 11/01/35)         2.17%
  ----------------------------------------------------------------------------
  Ginnie Mae I Pool (5.000%, 06/15/35)                                1.82%
  ----------------------------------------------------------------------------
  United States Treasury Inflation Indexed Bonds (3.375%, 01/15/12)   1.81%
  ----------------------------------------------------------------------------
  U.S. Treasury Bonds (3.000%, 07/15/12)                              1.68%
  ----------------------------------------------------------------------------
  U.S. Treasury Bonds (7.250%, 05/15/16)                              1.53%
  ----------------------------------------------------------------------------
  U.S. Treasury Notes (4.000%, 02/15/15)                              1.45%
  ----------------------------------------------------------------------------
  Ginnie Mae I Pool (5.500%, 04/15/34)                                1.42%
  ----------------------------------------------------------------------------
  U.S. Treasury STRIPS (4.447%, 02/15/11)                             1.36%
  ----------------------------------------------------------------------------
  Province of Ontario (5.500%, 04/23/13)                              1.18%
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

High Yield Corporate Bonds                                  26.5%
Mortgage-Backed Securities                                  24.3%
U.S. Treasuries                                             16.8%
Foreign Bonds - Emerging Markets                            14.3%
Foreign Bonds - Investment Grade                            11.9%
Investment Grade Corporate Bonds                             3.8%
Municipal Bonds                                              1.6%
Stocks/Other                                                 0.8%

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PIONEER STRATEGIC INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT USA, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 PIONEER STRATEGIC INCOME PORTFOLIO MANAGED BY
     PIONEER INVESTMENT MANAGEMENT USA, INC. VS. CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX-UNHEDGED/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                              Citigroup Non-U.S.
         Pioneer Strategic    World Government Bond      Lehman Brothers
          Income Portfolio    Index--Unhedged/1/       Aggregate Bond Index/2/
         -----------------    ---------------------    -----------------------
 6/94                                $10,000                  $10,000
10/94        $10,000                  10,732                   10,030
10/95         11,560                  12,362                   11,600
10/96         12,650                  13,036                   12,278
10/97         13,717                  12,996                   13,370
10/98         13,628                  14,659                   14,619
10/99         13,873                  14,225                   14,696
10/00         13,906                  12,845                   15,769
10/01         14,545                  13,732                   18,065
10/02         14,836                  15,114                   19,129
10/03         17,887                  17,797                   20,066
10/04         19,973                  19,974                   21,176
10/05         21,004                  19,484                   21,415




    ----------------------------------------------------------------
                                Average Annual Return/3/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ----------------------------------------------------------------
    Pioneer
    Strategic Income
--  Portfolio         5.17% 12.29%  8.60%  6.15%        6.74%
    ----------------------------------------------------------------
    Citigroup
    Non-U.S. World
    Government
    Bond Index--
- - Unhedged/1/      -2.45%  8.83%  8.69%  4.65%        6.90%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Aggregate Bond
--  Index/2/          1.13%  3.84%  6.31%  6.32%        7.91%
    ----------------------------------------------------------------

/1/The Citigroup Non-U.S. World Government Bond Index--Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?
Due to the Portfolio's allocations across investment grade, high yield and emerging markets debt, please find three separate market overviews for the period included below.

INVESTMENT GRADE MARKET REVIEW
During the 12 months ended October 31, 2005, markets were primarily driven by Federal Reserve ("Fed") activity, employment and inflation data and rising energy costs, exacerbated near period end by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the Fed Funds rate to 3.75% from 1.75% by period end. The Fed raised rates an additional quarter point to 4.00% on November 1, after the close of the reporting period. These measured, consecutive rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 183 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, even declining slightly (four basis points) over the 12 months despite relinquishing all gains to end 53 basis points higher by period end. This sharp rise in short yields and relative stagnation in longer yields resulted in the extensive yield curve flattening seen during the period.

As the market fully expected each 25-basis-point hike in the Federal funds rate during the period--thanks to the Fed's well-advertised intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the year that it would increase rates "at a pace that is likely to be measured" and, starting in June 2004, added that, "the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability." In its most recent statement (from the September 20/th /meeting), the Fed noted that core inflation remained low near the end of the period and long-term inflation expectations remained "contained" (even if the language was downgraded from the "well contained" language used at prior meetings).

Slowing global growth, rising inflation and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product ("GDP") declining year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and to 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). However, economic growth remained remarkably resilient into the third quarter, particularly after fears of a sharp slowdown in the wake of Hurricanes Katrina and Rita, gaining 3.8% on an annualized basis versus 3.9% last year and consensus expectations of 3.6% growth. Although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel before period end, continue to cast a pall on growth and consumer spending expectations.

This was particularly true in the latter half of the period, as investors assessed the potential impact of Hurricanes Katrina and Rita on U.S. economic growth, inflation and the pace of interest rates and growth indicators turned increasingly mixed. For example, the U.S. labor market began to pick up in early 2004 and continued to improve through most of the Portfolio's fiscal year, although the pace of improvement remained uneven from month to month. Unemployment fell through the majority of the period, declining from 5.5% in October 2004 to 4.9% in August 2005. However, employment skyrocketed, even if not as much as expected, in the wake of Hurricane Katrina, and the unemployment rate rose to 5.0% in October. Industrial production and retail sales also remained positive through most of the period, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade. Again, however, as with employment, industrial production and retail sales data turned negative near period end as the effects of Hurricane Katrina roiled through the economy, reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the period, continued strong growth and limited wage pressures are keeping long-term inflation expectations "contained". Core inflation rates, in particular, remained subdued throughout the period despite growing inflationary pressure. Specifically, core Consumer Price Index (CPI) inflation rose only 0.1% year-over-year to 2.1% in October 2005, and core Producer Price Index (PPI) inflation edged up only 0.1% year-over-year to 1.9% in September 2005. However, both consumer and producer headline inflation rose dramatically by period end as continually high and rising energy prices and competitive pricing pressures began to be passed through to the consumer. Headline CPI inflation rose approximately 1.1% to 4.3% in October 2005 versus October 2004, and headline PPI inflation increased 1.5% to 5.9% over the same period. Pricing pressures were also seen in the core PCE deflator/i/, the Fed's preferred measure of inflation, which rose 0.5% versus September 2004 to 2.0% year-over-year in the latest September reading.

HIGH YIELD MARKET REVIEW
During the 12 months ended October 31, 2005, the high yield market, as represented by the Citigroup High Yield Market Index, returned 3.55%. High yield debt markets rallied through the last two months of 2004 as investors gained confidence that inflation was contained and the Fed would continue to raise rates at a "measured pace." Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during 2004 and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

However, rising oil prices, weak equity markets and isolated hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines through Spring 2005, including General Motor's unexpected

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

negative earnings warning in mid-March and Ford's reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies' potential downgrades to high yield status. This caused spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technicals, positive economic developments and S&P and Fitch's long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies' actions removed some of the uncertainty in the market surrounding the credits' ultimate resting places, allowing both high yield and investment grade investors to shore up their positions.

Improving technicals, better overall demand and the relative absence of further negative headlines continued to buoy markets through June and July, despite a stronger new issue calendar in June and renewed outflows from high yield mutual funds. Resurgent investor risk appetites on the back of strong U.S. economic news and positive 2Q earnings announcements also contributed to positive performance, allowing markets to outperform despite the July 7/th/ terrorist bombings in London (and the July 21/st/ reprise) and weaker consumer sentiment.

However, higher-than-expected August new issuance, combined with stronger inflation, increasingly mixed economic data and rising energy prices, slowed activity near the end of the period, although low trading volumes and light issuance in the latter half of August (ahead of the Labor Day holiday) kept markets in positive territory. High yield markets continued to decline through October end, as volatility in the auto sector, higher energy costs, rising inflation and fears of a potentially slowing economy in the aftermath of Hurricane Katrina converged with abundant new supply and continued retail outflows following the Labor Day holiday.

Spreads tightened 45 basis points during the 12-month period ended October 31, 2005 to close at 363 basis points over U.S. Treasuries. Based on the 8.13% yield/ii/ of the Citigroup High Market Yield Index as of October 31, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes./iii/ However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

EMERGING MARKETS DEBT REVIEW
Emerging markets debt returned 10.54% during the 12 months ended October 31, 2005, as represented by the J.P. Morgan Emerging Markets Bond Index Global. Strong country fundamentals and market technicals offset the downward pressure exerted by eight "measured" increases in the Fed Funds rate throughout the 12 months and credit contagion from the auto sector during volatile Spring 2005. Continued progress on political and economic reform in many emerging countries, continued commodity price strength and the generally positive macro environment supported broad credit quality improvements across emerging markets during the 12 months.

Sovereign debt markets achieved positive momentum at the start of the period after recovering from depressed levels earlier in 2004 and rallied through the remainder of the year. Positive returns were supported by strong underlying country fundamentals, commodity prices strength (particularly in metals, agriculture and oil) and relatively low U.S. Treasury market volatility. Emerging debt continued to trend positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Federal Reserve and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging debt markets remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technicals.

Markets turned again by mid-April and followed a generally upward trajectory through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered and country fundamentals remained broadly supportive. Although sovereign market volatility trended upward near the end of the period, emerging markets proved relatively resilient, boosted by strong investor demand for greater risk assets despite the early July terrorist bombings in London, continued political noise in key emerging countries and increasing volatility in U.S. Treasuries.

Spreads tightened 157 basis points/iv/ during the 12-month period ended
October 31, 2005, closing at 242 basis points over U.S. Treasuries. (Of note, sovereign spreads tightened 67 basis points alone during the month of June 2005 due primarily to index rebalancing with the conclusion of the Argentine bond exchange.) Over the period, 12-month return volatility stood at 4.92%,/v/ substantially below long-term, historical levels of approximately 16%.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD? PERFORMANCE VS. BENCHMARK? PERFORMANCE VS. LIPPER CATEGORY AVERAGE?
For the 12 months ended October 31, 2005, the Salomon Brothers Strategic Total Return Bond Portfolio returned 2.67%. In comparison, the portfolio's unmanaged benchmark, the Lehman Brothers Aggregate Bond Index, returned 1.13%, and its Lipper variable global income funds category average was 2.80% over the same period.

WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

  3A) WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?
During the annual period, the Portfolio benefited from its yield curve positioning, underweight to shorter maturities in favor of the longer portion of the curve. The flattening yield curve positively impacted portfolio returns. The Portfolio's exposure to higher yielding assets, specifically U.S. high yield and emerging markets debt, also proved to be beneficial in benchmark outperformance over the period as both markets enjoyed favorable market fundamentals and technicals during the 12 months.

  3B) WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?
Our shorter duration detracted from overall absolute returns early in the period, as the longer end (10+ year) of the yield curve held up

--------------------------------------------------------------------------------

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SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

better than market participants expected. The Portfolio's allocation to investment grade corporates detracted from performance during the annual period due to market volatility predicated on idiosyncratic risk (i.e. negative auto sector headlines, M&A and LBO activity and shareholder-friendly corporate actions).

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?
We reduced overall duration in the portfolio versus the benchmark in advance of the remarkable yield curve flattening seen during the 12 months ended
October 31, 2005. Although remaining somewhat defensive (i.e., slightly short), we brought the portfolio's duration closer to neutral as rates backed up and the 10-year U.S. Treasury bond sold off in the latter half of the period. We also removed our yield curve flattener trade, in which we had underweighted the short end of the yield curve and overweighted the long end in anticipation of further flattening.

We took profits in non-U.S. investment grade and emerging markets debt near the end of the reporting period to decrease the portfolio's overall risk exposure from its early overweight toward more neutral levels of credit risk. We opportunistically reallocated assets into mortgage-backed and U.S. Treasury securities during market troughs as both asset classes sold off during the period, although we remain underweight mortgages relative to historical levels.

PLEASE REFER TO PAGES 44 THROUGH 48 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

Your clients should consider the investment objectives, risks, charges and expenses of a portfolio carefully before investing. The prospectus contains this and other important information. Your clients should read the prospectus carefully before investing.

/i/ The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. It's derived from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

/ii/ As measured by the yield on the Citigroup High Yield Market Index as of the period's close. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.

/iii/ Yields are subject to change and will fluctuate.

/iv/ A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/v/ Source: J.P. Morgan Chase.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                             Percent of
        Description                                          Net Assets
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 5.000%, TBA)   15.80%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.000%, TBA)          9.21%
        ---------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.000%, TBA)          7.02%
        ---------------------------------------------------------------
        U.S. Treasury Note (4.000%, 04/15/10)                   4.30%
        ---------------------------------------------------------------
        U.S. Treasury Bond (6.250%, 05/15/30)                   3.53%
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 4.000%, TBA)    3.46%
        ---------------------------------------------------------------
        Federal National Mortgage Association ( 6.500%, TBA)    3.07%
        ---------------------------------------------------------------
        U.S. Treasury Note (4.250%, 08/15/13)                   2.86%
        ---------------------------------------------------------------
        U.S. Treasury Note (3.875%, 05/15/10)                   2.14%
        ---------------------------------------------------------------
        U.S. Treasury Note (5.000%, 02/15/11)                   1.87%
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Common Stocks                                        1.5%
Domestic Bonds & Debt Securities                    33.7%
Foreign Bonds & Debt Securities                      5.9%
Preferred Stock                                      0.2%
Rights/ Warrants                                     0.0%
U.S. Government & Agency Obligations                58.7%


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--------------------------------------------------------------------------------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND
PORTFOLIO                                           FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT VS. J.P. MORGAN GLOBAL GOVERNMENT BOND
      INDEX-UNHEDGED/1/ AND LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Salomon Strategic     J.P. Morgan Global      Lehman Brothers
               Total Return      Government Bond Index   Aggregate Bond Index
             -----------------   ---------------------   --------------------
 6/94             $10,000                                      $10,000
10/94               9,950               $10,000                 10,030
10/95              10,882                11,443                 11,600
10/96              13,066                12,027                 12,278
10/97              14,284                13,109                 13,370
10/98              13,927                14,655                 14,619
10/99              13,793                14,391                 14,696
10/00              14,396                15,600                 15,769
10/01              15,978                17,986                 18,065
10/02              16,515                19,118                 19,129
10/03              19,008                19,697                 20,066
10/04              20,306                20,729                 21,176
10/05              20,847                20,924                 21,415



    ---------------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 10/31/05)
    ---------------------------------------------------------------
                    1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ---------------------------------------------------------------
    Salomon
    Strategic Total
    Return Bond
--  Portfolio        2.67%  8.08%  7.69%  6.72%        6.67%
    ---------------------------------------------------------------
    J.P. Morgan
    Global
    Government
    Bond Index--
- - Unhedged/1/      0.94%  3.06%  6.05%  6.22%        7.66%
    ---------------------------------------------------------------
    Lehman Brothers
    Aggregate Bond
--  Index/2/         1.13%  3.84%  6.31%  6.32%        7.91%
    ---------------------------------------------------------------

/1/The J.P. Morgan Global Government Bond Index--Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Index does not include fees or expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

STRATEGIC EQUITY PORTFOLIO

For the year ending October 31st, 2005 most of the world's major stock markets posted gains as many foreign economies catapulted to new highs. Domestically, the S&P 500 returned 8.72%. The economy continued to expand and overall corporate profits improved at a strong, albeit slowing, rate. As of the end of October approximately 85% of companies in the S&P 500 have reported earnings, with two thirds surprising on the upside. With the third quarter earnings season nearly complete, S&P 500 companies are on pace to register their 14th quarter of double digit earnings growth. This expansion occurred despite dramatically higher energy prices, Federal Reserve tightenings, geopolitical uncertainties, as well as regulatory and legal issues at some major U.S. corporations. For the year ending October 31st, 2005 mid cap stocks outperformed both large and small cap stocks. Value stocks outpaced growth stocks across all market capitalization ranges.

Against this backdrop, the Strategic Equity Portfolio underperformed the S&P 500 Index. For the 12 months ended October 31st the portfolio returned 6.85% while the S&P 500 returned 8.72% for the same period. The largest detractor from relative performance was an underweight to the energy sector. Energy was by far the best performing sector in the S&P 500 over the past twelve months as record high oil and natural gas prices created a positive environment for energy companies. Stock selection in the industrial sector, more specifically the transportation industry, hurt performance as several airline and automobile parts companies posted negative returns for the year. Weak stock returns and an overweight to the slumping telecommunications sector also contributed to the portfolio's relative underperformance. On the up side, an underweight in financials and solid stock picking in the materials sector helped to bolster portfolio performance.

PLEASE REFER TO PAGES 49 THROUGH 51 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 American International Group, Inc.   7.61%
                 ---------------------------------------------
                 Microsoft Corp.                      6.99%
                 ---------------------------------------------
                 Altria Group, Inc.                   3.48%
                 ---------------------------------------------
                 General Electric Co.                 3.46%
                 ---------------------------------------------
                 UnitedHealth Group, Inc.             2.83%
                 ---------------------------------------------
                 SLM Corp.                            2.80%
                 ---------------------------------------------
                 Wyeth                                2.30%
                 ---------------------------------------------
                 Roche Holding AG                     2.28%
                 ---------------------------------------------
                 Johnson & Johnson                    2.22%
                 ---------------------------------------------
                 CIENA Corp.                          1.77%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% portfolio market value)
As of 10/31/05

                                    [CHART]

Consumer Discretionary          0.3%
Non-Cyclical                   34.6%
Energy                          3.9%
Basic Materials                 1.7%
Financials                     18.6%
Cyclical                        5.6%
Industrials                     6.5%
Technology                     15.4%
Communications                 12.1%
Utilities                       1.2%
Health Care                     0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC EQUITY PORTFOLIO                          FOR THE YEAR ENDED 10/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     STRATEGIC EQUITY PORTFOLIO MANAGED BY
                         FIDELITY VS. S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Strategic Equity Portfolio     S&P 500
                --------------------------     -------
 6/94                  $10,000                 $10,000
10/94                   10,650                  10,325
10/95                   13,428                  13,055
10/96                   17,007                  16,201
10/97                   22,549                  21,406
10/98                   25,463                  26,113
10/99                   34,504                  32,817
10/00                   37,683                  34,816
10/01                   25,606                  26,145
10/02                   19,449                  22,196
10/03                   23,450                  26,812
10/04                   25,430                  29,337
10/05                   27,173                  31,895





    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    Strategic Equity
--  Portfolio         6.85% 11.79% -6.33%  7.30%         9.18%
    ----------------------------------------------------------------
- - S&P 500 Index/1/  8.72% 12.85% -1.74%  9.34%        12.30%
    ----------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS MANAGED INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE
For the 12 months ended October 31, 2005, the Portfolio returned 0.35%. In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Index") returned 0.27% for the same period.

MARKET REVIEW
The U.S. economy continued to grow at a solid pace throughout the period, with gross domestic product (GDP) surpassing 3.0% in each quarter covered by this report. Given the strength of the economy and rising oil prices triggering inflationary concerns, the Federal Reserve Board (the "Fed") continued to raise short-term interest rates at a measured pace. While there were expectations that the Fed may pause in its tightening cycle following the devastation wrought by Hurricanes Katrina and Rita, it continued to raise rates. In its statement accompanying the September 2005 rate hike the Fed said: "The widespread devastation in the Gulf region, the associated dislocation of economic activity, and the boost to energy prices imply that spending, production, and unemployment will be set back in the near term...While these unfortunate developments have increased uncertainty about near-term economic performance, it is the Open Market Committee's view that they do not pose a more persistent threat."

Rising interest rates, a widening of swap and credit spreads, a decline in volatility, and the flattening of the yield curve were the main drivers of the fixed income market during the reporting period. In the Treasury market, 3- and 5-year securities generated the worst performance during the fiscal year. In contrast, 30-year Treasuries had the best performance of any fixed income security or sector, followed by the positive performance of 3- and 6-month Treasury bills. High-grade credit spreads widened to 86 basis points over the period.

CONTRIBUTORS TO PERFORMANCE
During the reporting period, the Portfolio's yield curve and duration management, sector allocations, and security selection enhanced results. In particular, the Portfolio's overweight in asset-backed securities relative to the Lehman Index added to the performance of the Portfolio, as did our overweight in collateralized mortgage-backed securities. The Portfolio's exposure to the corporate bond market produced mixed results over the period. On one hand, the Portfolio's strong security selection and an underweight position in the poor performing auto industry were positives for performance. However, our general overweight of the corporate bond sector detracted from results, as it was the worst performing sector over the fiscal year.

Thank you for your investment in the Travelers Managed Income Portfolio. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

GENE C. COLLINS
TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY, LLC
NOVEMBER 22, 2005

PLEASE REFER TO PAGES 52 THROUGH 55 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                                 Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.125%, 08/15/08)                          11.99%
    -----------------------------------------------------------------------
    U.S. Treasury Note (5.625%, 05/15/08)                           9.04%
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.000%, 08/31/07)                           5.82%
    -----------------------------------------------------------------------
    U.S. Treasury Note (2.875%, 11/30/06)                           4.68%
    -----------------------------------------------------------------------
    U.S. Treasury Note (4.125%, 05/15/15)                           2.39%
    -----------------------------------------------------------------------
    Federal National Mortgage Association (6.000%, 05/15/11)        1.89%
    -----------------------------------------------------------------------
    Banc of America Commercial Mortgage, Inc. (4.870%, 12/10/42)    1.50%
    -----------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                            1.49%
    -----------------------------------------------------------------------
    U.S. Treasury Note (2.750%, 08/15/07)                           1.42%
    -----------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     (4.922%, 01/15/42)                                             1.41%
    -----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Asset - Backed                        2.8%
Cash/Other                            5.6%
Collateralized Mortgage Obligations   7.6%
Domestic Corporate Bonds             41.5%
Rights/Warrants                       0.0%
U.S. Agency Mortgage                  4.9%
U.S. Treasury                        37.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS MANAGED INCOME PORTFOLIO                  FOR THE YEAR ENDED 10/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 TRAVELERS MANAGED INCOME PORTFOLIO MANAGED BY
             SALOMON BROTHERS ASSET MANAGEMENT VS. LEHMAN BROTHERS
                 INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

              Travelers Managed       Lehman Brothers Intermediate
              Income Portfolio        Government/Credit Bond Index
              -----------------       ----------------------------
 6/99             $10,000                     $10,000
10/94              10,040                      10,035
10/95              11,313                      11,293
10/96              11,835                      11,950
10/97              12,923                      12,845
10/98              13,661                      14,016
10/99              13,900                      14,155
10/00              14,534                      15,069
10/01              16,496                      17,216
10/02              15,827                      18,234
10/03              17,544                      19,224
10/04              18,278                      20,056
10/05              18,341                      20,111




    ----------------------------------------------------------------
                                Average Annual Return/2/
                            (for the period ended 10/31/05)
    ----------------------------------------------------------------
                     1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers
    Managed
--  Income Portfolio  0.35%  5.04%  4.76%  4.95%        5.48%
    ----------------------------------------------------------------
    Lehman
    Brothers
    Intermediate
    Government/
    Credit Bond
- - Index/1/          0.27%  3.32%  5.94%  5.94%        7.24%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the 12 months ended October 31, 2005, the Van Kampen Enterprise Portfolio returned 10.48%. The Portfolio outperformed its benchmark, the Russell 1000(R) Growth Index, which returned 8.81% for the same period. It outperformed the Lipper Variable Large Cap Growth fund category average, which was 10.06%.

MARKET REVIEW
The annual reporting period opened on an optimistic note. Despite high oil prices and ongoing increases to the federal funds target rate, stocks rallied briskly in November and December. The stock market was buoyed by a variety of factors, including the undisputed presidential election, indications of steady economic growth, merger-and-acquisition activity, initial public offerings and good corporate earnings.

In contrast to the strong close of 2004, the first months of 2005 were far less ebullient. Stocks retreated amid profit taking and deteriorating sentiment. Investors grew increasingly apprehensive about soaring oil prices, inflationary pressures, the Federal Open Market Committee's (the Fed) interest rate tightenings, and the pace of economic growth. The misfortunes of the auto industry called into question the strength of the U.S. economy. Although oil prices continued to increase, the climate brightened by late spring. Encouraging economic data, increased consumer confidence, waning inflationary fears and many solid corporate earnings announcements boosted the stock market.

Against the backdrop of mixed economic data and additional increases to the federal funds rate, the markets became increasingly choppy during the final months of the period. The Gulf Coast hurricanes sent oil prices spiking and created anxiety about the economy, particularly given the Fed's resolve to continue raising rates. The stock market regained its footing as the period wound to a close, helped by a dip in oil prices, better-than-expected economic data, and the nomination of Benjamin Bernanke to head the Federal Reserve.

CONTRIBUTORS TO PERFORMANCE
The Portfolio's performance relative to the Russell 1000(R) Growth Index was boosted by strong performance from health care stocks. Biotechnology stocks contributed robust gains, helped by company specific events. Fueled by positive earnings surprises and good revenues, managed care companies also advanced notably. Relative to the benchmark, the portfolio was overweighted in both industries.

The Portfolio's consumer discretionary holdings served the portfolio well. Relative returns benefited both from an overall sector underweight as well as from solid security selection. In particular, the Portfolio's homebuilder stocks performed solidly, as new home purchases remained strong. Overall strength in consumer spending also provided a favorable environment for a number of the Portfolio's leisure and retail stocks.

In contrast, information technology stocks slowed the portfolio's pace relative to the benchmark. Throughout the period, we positioned the Portfolio according to our risk-managed growth discipline. Many of the top-performing technology stocks fell short of our criteria, and our underweighting of these names hindered the Portfolio's relative performance. Additionally, a handful of the Portfolio's technology holdings underperformed as a result of event-driven news or disappointing earnings. The Portfolio's energy allocation also tempered relative returns. Although its energy holdings performed well in absolute terms, the Portfolio was slightly underweighted in the sector relative to the benchmark as a result of some very lofty valuations.

Thank you for your investment in the Van Kampen Enterprise Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the portfolio's investment goals.

Sincerely,

SANDIP BHAGAT
Lead Portfolio Manager
VAN KAMPEN ASSET MANAGEMENT INC.
NOVEMBER 7, 2005

PLEASE REFER TO PAGES 56 THROUGH 58 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 10/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Proctor & Gamble Co.         3.28%
                      ------------------------------------
                      Johnson & Johnson            3.20%
                      ------------------------------------
                      General Electric Co.         3.08%
                      ------------------------------------
                      Amgen, Inc.                  2.77%
                      ------------------------------------
                      Unitedhealth Group, Inc.     2.76%
                      ------------------------------------
                      Dell, Inc.                   2.60%
                      ------------------------------------
                      Microsoft Corp.              2.38%
                      ------------------------------------
                      United Technologies Corp.    2.19%
                      ------------------------------------
                      Intel Corp.                  2.16%
                      ------------------------------------
                      Celgene Corp                 1.83%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 10/31/05

                                    [CHART]

Consumer Discretionary                     0.0%
Non-Cyclical                              32.6%
Energy                                     3.1%
Basic Materials                            1.3%
Financials                                 5.7%
Cyclical                                  13.2%
Industrials                               13.7%
Technology                                19.7%
Communications                            10.1%
Utilities                                  0.6%

--------------------------------------------------------------------------------
VAN KAMPEN ENTERPRISE PORTFOLIO                     FOR THE YEAR ENDED 10/31/05
MANAGED BY VAN KAMPEN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  VAN KAMPEN ENTERPRISE PORTFOLIO MANAGED BY
      VAN KAMPEN ASSET MANAGEMENT, INC. VS. RUSSELL 1000 GROWTH INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Van Kampen Enterprise Portfolio     Russell 1000 Growth Index
                 -------------------------------     -------------------------
 6/94                      $10,000                           $10,000
10/94                       10,380                            10,614
10/95                       12,948                            13,714
10/96                       15,972                            16,663
10/97                       20,733                            21,740
10/98                       22,592                            27,097
10/99                       28,576                            36,378
10/00                       32,527                            39,772
10/01                       20,323                            23,883
10/02                       16,244                            19,197
10/03                       19,157                            23,386
10/04                       19,166                            24,176
10/05                       21,175                            26,306
























    ---------------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 10/31/05)
    ---------------------------------------------------------------
                    1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ---------------------------------------------------------------
    Van Kampen
    Enterprise
--  Portfolio       10.48%  9.24% -8.23%  5.04%         6.82%
    ---------------------------------------------------------------
    Russell 1000
- - Growth Index/1/  8.81% 11.07% -7.93%  6.73%        10.16%
    ---------------------------------------------------------------

/1/The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 06/16/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from May 1, 2005 through October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
AIM CAPITAL APPRECIATION PORTFOLIO          ------------- ------------- ---------------

  Actual                                      $1,000.00     $1,115.50        $4.53
  Hypothetical (5% return before expenses)     1,000.00     $1,020.92        $4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
MFS TOTAL RETURN PORTFOLIO                  ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,024.90        $4.08
  Hypothetical (5% return before expenses)     1,000.00     $1,021.17        $4.08
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

-                                           ------------- ------------- ---------------
                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
PIONEER STRATEGIC INCOME PORTFOLIO          ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,018.10        $4.32
  Hypothetical (5% return before expenses)     1,000.00     $1,020.92        $4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                        BEGINNING     ENDING        EXPENSES PAID
                                                        ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                        5/1/05        10/31/05      5/1/05-10/31/05
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO  ------------- ------------- ---------------
  Actual                                                  $1,000.00     $1,008.40        $7.69
  Hypothetical (5% return before expenses)                 1,000.00     $1,017.54        $7.73
------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
STRATEGIC EQUITY PORTFOLIO                  ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,089.30        $4.32
  Hypothetical (5% return before expenses)     1,000.00     $1,021.07        $4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
TRAVELERS MANAGED INCOME PORTFOLIO          ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,000.00        $3.53
  Hypothetical (5% return before expenses)     1,000.00     $1,021.68        $3.57
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            5/1/05        10/31/05      5/1/05-10/31/05
VAN KAMPEN ENTERPRISE PORTFOLIO             ------------- ------------- ---------------
  Actual                                      $1,000.00     $1,068.80        $4.38
  Hypothetical (5% return before expenses)     1,000.00     $1,020.97        $4.28
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -----------------------------------------------------------------------

      COMMON STOCKS - 97.6%
      AEROSPACE & DEFENSE - 1.5%
      Boeing Co. (The)..............................  37,500 $   2,424,000
      General Dynamics Corp.........................  10,000     1,163,000
                                                             -------------
                                                                 3,587,000
                                                             -------------
      BANKS - 1.5%
      Bank of America Corp..........................  50,500     2,208,870
      Kookmin Bank (ADR)*(a)........................  22,100     1,291,082
                                                             -------------
                                                                 3,499,952
                                                             -------------
      BEVERAGES - 0.7%
      PepsiCo, Inc..................................  26,532     1,567,511
                                                             -------------
      BIOTECHNOLOGY - 4.4%
      Amgen, Inc.*..................................  49,297     3,734,741
      Genentech, Inc.*..............................  13,664     1,237,958
      Genzyme Corp.*................................   6,294       455,676
      Gilead Sciences, Inc.*........................  54,417     2,571,203
      Protein Design Labs, Inc.*(a).................  46,600     1,305,732
      Serono S.A. Class B...........................   1,820     1,178,074
                                                             -------------
                                                                10,483,384
                                                             -------------
      CHEMICALS - 2.8%
      Air Products & Chemicals, Inc.................  23,016     1,317,436
      Dow Chemical Co...............................  45,000     2,063,700
      Monsanto Co...................................  30,954     1,950,411
      Rohm & Haas Co................................  31,179     1,357,222
                                                             -------------
                                                                 6,688,769
                                                             -------------
      COMMERCIAL SERVICES & SUPPLIES - 3.2%
      Fiserv, Inc.*.................................  27,713     1,210,504
      Iron Mountain, Inc.*(a).......................  44,220     1,724,580
      Paychex, Inc..................................  44,220     1,713,967
      Robert Half International, Inc................  77,384     2,853,922
                                                             -------------
                                                                 7,502,973
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 2.4%
      Cisco Systems, Inc.*..........................  96,362     1,681,517
      QUALCOMM, Inc................................. 102,334     4,068,800
                                                             -------------
                                                                 5,750,317
                                                             -------------
      COMPUTERS, PERIPHERALS & SERVICES - 4.3%
      Apple Computer, Inc.*......................... 110,549     6,366,517
      Dell, Inc.*...................................  61,907     1,973,595
      EMC Corp.*.................................... 139,074     1,941,473
                                                             -------------
                                                                10,281,585
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.5%
      Matsushita Electric Industrial Co., Ltd. (ADR)  70,100     1,289,840
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      Agilent Technologies, Inc.*...................  44,220     1,415,482
                                                             -------------
      ENERGY EQUIPMENT & SERVICES - 4.4%
      Baker Hughes, Inc.............................  32,723     1,798,456
      Emerson Electric Co...........................  22,574     1,570,022
      ENSCO International, Inc......................  46,961     2,140,952

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        ENERGY EQUIPMENT & SERVICES - CONTINUED
        GlobalSantaFe Corp........................  33,165 $   1,477,501
        National-Oilwell Varco, Inc.*.............  33,165     2,071,817
        Patterson-UTI Energy, Inc.................  39,500     1,348,135
                                                           -------------
                                                              10,406,883
                                                           -------------
        FINANCIALS - DIVERSIFIED - 5.6%
        American Express Co.......................  33,165     1,650,622
        Charles Schwab Corp. (The)................ 125,000     1,900,000
        Chicago Mercantile Exchange Holdings, Inc.   2,395       874,534
        Franklin Resources, Inc...................  13,266     1,172,316
        Goldman Sachs Group, Inc..................  24,321     3,073,445
        Merrill Lynch & Co., Inc..................  35,261     2,282,797
        SLM Corp..................................  44,220     2,455,537
                                                           -------------
                                                              13,409,251
                                                           -------------
        FOOD & DRUG RETAILING - 1.9%
        CVS Corp..................................  89,500     2,184,695
        Shoppers Drug Mart Corp...................  31,200     1,038,987
        Whole Foods Market, Inc...................   9,494     1,368,370
                                                           -------------
                                                               4,592,052
                                                           -------------
        FOOD PRODUCTS - 0.5%
        Kellogg Co................................  25,561     1,129,029
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
        Alcon, Inc................................  29,954     3,980,887
        Becton, Dickinson & Co....................   3,078       156,208
        Medtronic, Inc............................  53,000     3,002,980
        St. Jude Medical, Inc.*...................  51,799     2,489,978
        Varian Medical Systems, Inc.*.............  46,028     2,097,036
                                                           -------------
                                                              11,727,089
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 5.7%
        Aetna, Inc................................  36,561     3,237,842
        Caremark Rx, Inc.*........................  68,836     3,607,006
        PacifiCare Health Systems, Inc.*..........  21,194     1,745,538
        UnitedHealth Group, Inc...................  40,956     2,370,943
        WellPoint, Inc.*..........................  35,831     2,675,859
                                                           -------------
                                                              13,637,188
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.5%
        Brinker International, Inc.*..............  31,387     1,196,472
                                                           -------------
        HOUSEHOLD DURABLES - 2.3%
        Garmin, Ltd.(a)...........................  21,815     1,252,835
        Harman International Industries, Inc......  30,653     3,061,009
        Jarden Corp.*(a)..........................  35,228     1,190,354
                                                           -------------
                                                               5,504,198
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.7%
        Procter & Gamble Co.......................  71,457     4,000,877
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 2.2%
        General Electric Co.......................  66,329     2,249,216
        Rockwell Automation, Inc..................  22,990     1,221,918
        Textron, Inc..............................  24,188     1,742,504
                                                           -------------
                                                               5,213,638
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ------------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ------------------------------------------------------------------

        INSURANCE - 2.7%
        Allstate Corp. (The).....................  44,395 $   2,343,612
        CIGNA Corp...............................  16,096     1,865,044
        Millea Holdings, Inc. (ADR)(a)...........  16,400     1,491,908
        Mitsui Sumitomo Insurance Co., Ltd. (ADR)   5,800       737,425
                                                          -------------
                                                              6,437,989
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 5.2%
        eBay, Inc.*..............................  84,017     3,327,073
        Google, Inc., Class A*...................   8,805     3,276,693
        McAfee, Inc.*............................  61,907     1,859,067
        Yahoo!, Inc.*............................ 103,540     3,827,874
                                                          -------------
                                                             12,290,707
                                                          -------------
        IT CONSULTING & SERVICES - 0.7%
        Cognizant Technology Solutions Corp.,
          Class A*...............................  15,169       667,133
        NAVTEQ*..................................  26,941     1,053,932
                                                          -------------
                                                              1,721,065
                                                          -------------
        MACHINERY - 4.5%
        Caterpillar, Inc.........................  53,064     2,790,636
        Eaton Corp...............................  22,110     1,300,731
        Illinois Tool Works, Inc.................  16,065     1,361,669
        Ingersoll-Rand Co., Ltd., Class A........  62,283     2,353,675
        Komatsu Ltd. (ADR)(a)....................  22,500     1,195,875
        Parker Hannifin Corp.....................  26,532     1,663,026
                                                          -------------
                                                             10,665,612
                                                          -------------
        MEDIA - 1.2%
        Pixar*...................................  17,688       897,312
        XM Satellite Radio Holdings, Inc.,
          Class A*(a)............................  68,660     1,979,468
                                                          -------------
                                                              2,876,780
                                                          -------------
        METALS & MINING - 3.3%
        Companhia Vale do Rio Doce (ADR).........  35,376     1,462,090
        Nucor Corp...............................  19,899     1,190,955
        Phelps Dodge Corp........................  17,688     2,130,873
        POSCO (ADR)(a)...........................  24,144     1,238,346
        United States Steel Corp.(a).............  50,180     1,833,076
                                                          -------------
                                                              7,855,340
                                                          -------------
        OIL & GAS - 9.1%
        Apache Corp..............................  26,532     1,693,538
        Burlington Resources, Inc................  26,532     1,916,141
        ConocoPhillips...........................  48,642     3,180,214
        Devon Energy Corp........................  35,376     2,136,003
        Exxon Mobil Corp.........................  66,329     3,723,710
        Newfield Exploration Co.*................  26,532     1,202,696
        Occidental Petroleum Corp................  23,791     1,876,634
        Sunoco, Inc..............................  13,266       988,317
        Valero Energy Corp.......................  30,954     3,257,599
        XTO Energy, Inc..........................  39,827     1,730,881
                                                          -------------
                                                             21,705,733
                                                          -------------

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         -----------------------------------------------------------------

         PHARMACEUTICALS - 4.5%
         Johnson & Johnson.......................  75,001 $   4,696,563
         Medicis Pharmaceutical Corp., Class A(a)  37,407     1,103,506
         Roche Holding AG........................  12,185     1,819,710
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a)..............................  46,398     1,768,692
         Wyeth...................................  28,424     1,266,573
                                                          -------------
                                                             10,655,044
                                                          -------------
         RETAIL - MULTILINE - 1.1%
         Federated Department Stores, Inc........  23,276     1,428,448
         J.C. Penney Co., Inc....................  25,400     1,300,480
                                                          -------------
                                                              2,728,928
                                                          -------------
         RETAIL - SPECIALTY - 3.7%
         Best Buy Co., Inc.......................  33,165     1,467,883
         Coach, Inc.*............................  52,913     1,702,740
         Home Depot, Inc. (The)..................  45,000     1,846,800
         Office Depot, Inc.*..................... 137,963     3,798,122
                                                          -------------
                                                              8,815,545
                                                          -------------

         ROAD & RAIL - 0.8%
         Burlington Northern Santa Fe Corp.......  30,641     1,901,580
                                                          -------------

         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.2%
         Analog Devices, Inc.....................  88,439     3,075,909
         Freescale Semiconductor, Inc., Class B*.  26,781       639,530
         KLA-Tencor Corp.........................  28,500     1,319,265
         Linear Technology Corp..................   4,763       158,179
         Marvell Technology Group, Ltd.*.........  42,300     1,963,143
         Maxim Integrated Products, Inc..........  35,685     1,237,556
         Microchip Technology, Inc.(a)........... 132,661     4,002,382
                                                          -------------
                                                             12,395,964
                                                          -------------

         SOFTWARE - 3.5%
         Amdocs, Ltd.*...........................  68,431     1,811,369
         Autodesk, Inc...........................  53,064     2,394,778
         Electronic Arts, Inc.*..................  24,321     1,383,379
         Microsoft Corp.......................... 110,549     2,841,109
                                                          -------------
                                                              8,430,635
                                                          -------------

         TEXTILES, APPAREL & LUXURY GOODS - 0.5%
         NIKE, Inc., Class B.....................  15,439     1,297,648
                                                          -------------
         Total Common Stocks
         (Cost $197,916,000)                                232,662,060
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
AIM CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 9.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 10/31/05 at 1.70% to
        be repurchased at $3,898,184 on
        11/01/05 collateralized by $3,375,000
        U.S. Treasury Bond 6.250% due
        08/15/23 with a value of $3,980,229.... $ 3,898,000 $  3,898,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  19,752,473   19,752,473
                                                            ------------
      Total Short-Term Investments
      (Cost $23,650,473)                                      23,650,473
                                                            ------------

      TOTAL INVESTMENTS - 107.5%
      (Cost $221,566,473)                                    256,312,533

      Other Assets and Liabilities (net) - (7.5)%            (17,980,353)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $238,332,180
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. (Note 6)

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 11.2%
     AEROSPACE & DEFENSE - 0.6%
     BAE Systems Holdings, Inc.
      6.400%, due 12/15/11(144A)(a)......... $   1,038,000 $     1,093,666
      5.200%, due 8/15/15(144A)(a)..........     1,700,000       1,650,952
     Boeing Capital Corp.
       6.500%, due 2/15/12(b)...............     1,663,000       1,790,713
     Continental Airlines, Inc., Series 981A
       6.648%, due 9/15/17..................       978,918         929,837
     Northrop Grumman Corp.
       7.750%, due 2/15/31(b)...............     1,395,000       1,759,434
     Raytheon Co. 6.150%, due 11/1/08.......       615,000         635,035
                                                           ---------------
                                                                 7,859,637
                                                           ---------------
     ASSET-BACKED SECURITIES - 0.3%
     Capital One Auto Finance Trust,
       Series 2002-A, Class A 4 4.790%,
       due 1/15/09..........................     1,596,741       1,596,308
     Entergy Louisiana, Inc., Waterford 3
       Secured Lease Obligation Bonds
       8.090%, due 1/2/17...................       723,615         773,393
     Falcon Franchise Loan LLC,
       Series 2000-1, Class A-1 7.382%, due
       5/5/10 (144A)(a).....................       287,297         299,119
     System Energy Resources, Inc., Secured
       Lease Obligation Bonds 5.129%, due
       1/15/14 (144A)(a)....................       674,172         648,587
                                                           ---------------
                                                                 3,317,407
                                                           ---------------
     AUTO MANUFACTURERS - 0.0%
     Ford Motor Co. 7.450%, due
       7/16/31(b)...........................       597,000         441,780
                                                           ---------------
     BANKS - 1.0%
     Abbey National Capital Trust I, Trust
       Preferred Securities 8.963%, due
       12/29/49**...........................       801,000       1,064,871
     Bank of America Corp. 5.375%,
       due 6/15/14(b).......................       840,000         851,747
     Barclays Bank Plc, Perpetual Bonds
       6.860%, due 12/15/49 (144A)(a).......       975,000       1,044,983
     DBS Capital Funding Corp., Series A
       7.657%, due 12/31/49
       (144A)**(a)..........................       872,000         964,753
     HBOS Capital Funding LP, Tier 1 Notes
       6.071%, due 6/30/49 (144A)(a)........       550,000         567,078
     Mizuho Financial Group Cayman Ltd.
       5.790%, due 4/15/14 (144A)(a)........       568,000         583,434
     Nordea Bank AB 5.424%,
       due 12/29/49 (144A)(a)...............       610,000         602,002
     Popular North America, Inc. 4.250%,
       due 4/1/08(b)........................     1,910,000       1,877,899
     RBS Capital Trust I, Trust Preferred
       Securities, 6.425%, due
       12/29/49**...........................     2,000,000       2,048,582

   -------------------------------------------------------------------------
   SECURITY                                        PAR           VALUE
   DESCRIPTION                                    AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   BANKS - CONTINUED
   Unicredito Italiano Capital Trust II, Trust
     Preferred Securities, 9.200%, due
     10/5/49 (144A)**(a)...................... $   1,412,000 $     1,640,985
   Wachovia Corp. 5.250%, due
     8/1/14(b)................................     2,045,000       2,042,697
                                                             ---------------
                                                                  13,289,031
                                                             ---------------
   BEVERAGES - 0.2%
   FBG Finance Ltd. 5.875%, due
     6/15/35 (144A)(a)........................     1,050,000       1,008,014
   Miller Brewing Co. 5.500%, due
     8/15/13 (144A)(a)........................     1,641,000       1,656,714
                                                             ---------------
                                                                   2,664,728
                                                             ---------------
   CHEMICALS - 0.1%
   Dow Chemical Co.
    5.750%, due 12/15/08......................       659,000         677,319
    6.000%, due 10/1/12.......................       493,000         516,425
                                                             ---------------
                                                                   1,193,744
                                                             ---------------
   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
   Bear Stearns Commercial Mortgage
     Securities
    Series 1999-WF2, Class A 16.800%,
      due 9/15/08.............................       262,576         267,344
    Series 2005-Pwr7, Class A3 5.116%,
      due 2/11/41.............................     1,046,000       1,033,152
    BlackRock Capital Finance LP, Series
      1996-R1, Class B2 7.750%, due
      9/25/26 (144A)(a).......................       164,481         165,203
   Chase Commercial Mortgage Securities
     Corp.
    Series 1998-2, Class A2 6.390%, due
      11/18/30................................     1,166,048       1,208,718
    Series 1998-C1, Class A2 7.543%,
      due 7/15/32.............................       182,805         192,140
   Citigroup/Deutsche Bank Commercial
     Mortgage Trust, Series 2005-CD1,
     Class A3 5.225%, due 9/15/20.............       930,000         931,238
   CRIIMI MAE Commercial Mortgage
     Trust
    Series 1998-1, Class C 6.701%, due
      6/20/30 (144A)(a).......................       420,000         425,286
    Series 1998-C1, Class A2 7.000%,
      due 6/2/33 (144A)(a)....................     2,150,000       2,209,125
   CS First Boston Mortgage Securities
     Corp., Series 2001-CK1, Class A3
     6.380%, due 12/16/35.....................       550,000         578,354
   Deutsche Mortgage and Asset Receiving
     Corp., Series 1998-C1, Class A2
     6.538%, due 6/15/31......................       910,699         936,156

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -----------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Greenwich Capital Commercial Funding
        Corp., Series 2005 Gg5 Class A5
        5.214%, due 9/10/15................. $     948,905 $       953,639
      Greenwich Capital Commercial Funding
        Corp., Series. 2004-GG1, Class A7
        5.317%, due 6/10/36**...............     1,200,000       1,203,028
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 1998-C6, Class A3 6.613%,
         due 1/15/30........................       321,818         330,042
       Series 2004-C2, Class A3 5.214%,
         due 5/15/41**......................     1,200,000       1,199,675
       Series 2005-CB12 4.948%, due
         9/12/37............................     1,000,000         969,761
       Series 2005-LDP2, Class AM 4.780%,
         due 7/15/42........................       850,000         815,108
      Morgan Stanley Capital I, Inc., Series
        1998-HF2, Class X, IO 0.743%, due
        11/15/30 (144A)**(a)................    32,443,043         627,419
      Mortgage Capital Funding, Inc., Series
        1998-MC3, Class A2 6.337%, due
        11/18/31............................     1,200,668       1,232,369
      Multi-Family Capital Access One, Inc.,
        Series 1, Class A 6.650%, due
        1/15/24.............................       264,432         273,727
      RAAC Series 2004-SP3 Trust, Series
        2004-SP3 Trust, Class AI3 4.971%,
        due 9/25/34**.......................       548,000         524,685
      Residential Asset Mortgage Products,
        Inc., Series 2003-RZ5, Class A3
        3.800%, due 7/25/30.................       492,383         490,347
      Spirit Master Funding, LLC 5.050%, due
        7/20/23 (144A)(a)...................     1,088,423       1,059,785
      Wachovia Bank Commercial Mortgage
        Trust
       Series 2005-C16, Class A4 4.847%,
         due 10/15/41**.....................     1,775,000       1,717,950
       Series 2005-C17, Class A4 5.083%,
         due 3/15/42**......................     1,260,000       1,239,418
       Series 2005-C21, Class AM 5.274%,
         due 10/17/44.......................     1,000,000         992,970
                                                           ---------------
                                                                21,576,639
                                                           ---------------
      COMMERCIAL SERVICES - 0.1%
      Cendant Corp. 6.875%, due 8/15/06.....     1,108,000       1,122,559
                                                           ---------------

      ENERGY - 0.3%
      CenterPoint Energy Resources Corp.,
        Series B 7.875%, due 4/1/13.........       502,000         567,733
      Duke Capital LLC 8.000%, due
        10/1/19.............................     1,022,000       1,209,158

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ENERGY - CONTINUED
      Kinder Morgan Energy Partners LP
       6.750%, due 3/15/11................. $     875,000 $       931,849
       7.750%, due 3/15/32.................       985,000       1,163,834
                                                          ---------------
                                                                3,872,574
                                                          ---------------
      ENVIRONMENTAL SERVICES - 0.2%
      Waste Management, Inc.
       7.375%, due 8/1/10..................       774,000         842,366
       7.000%, due 7/15/28.................     1,268,000       1,401,268
                                                          ---------------
                                                                2,243,634
                                                          ---------------
      FINANCIALS - DIVERSIFIED - 1.5%
      Bank of America Corp. 7.400%, due
        1/15/11............................     2,663,000       2,942,932
      EnCana Holdings Finance Corp. 5.800%,
        due 5/1/14(b)......................       887,000         923,539
      Ford Motor Credit Co. 4.950%, due
        1/15/08............................       465,000         436,312
      Ford Motor Credit Co. 5.700%, due
        1/15/10............................     1,224,000       1,102,451
      Fund American Cos., Inc. 5.875%, due
        5/15/13(b).........................       630,000         626,414
      General Electric Capital Corp.
       8.750%, due 5/21/07.................       313,000         331,700
       8.500%, due 7/24/08.................       553,000         602,446
       5.450%, due 1/15/13.................       322,000         328,307
      General Motors Acceptance Corp.
       5.850%, due 1/14/09(b)..............       920,000         880,133
       7.250%, due 3/2/11..................       587,000         578,001
      Goldman Sachs Group, Inc. 5.700%,
        due 9/1/12.........................     1,591,000       1,627,370
      JPMorgan Chase & Co. 5.125%, due
        9/15/14............................     1,292,000       1,266,695
      Lehman Brothers Holdings, Inc.
        8.250%, due 6/15/07(b).............       771,000         809,827
      Merrill Lynch & Co., Inc. 5.450%, due
        7/15/14(b).........................     1,235,000       1,247,245
      Midamerican Funding LLC 6.927%, due
        3/1/29.............................       599,000         655,531
      Morgan Stanley
       6.750%, due 4/15/11.................       864,000         927,474
       4.750%, due 4/1/14..................       798,000         754,065
      Natexis AMBS Co., LLC, Series A,
        Preferred Securities 8.440%, due
        12/29/49 (144A)**(a)...............       280,000         302,700
      Prudential Funding LLC 6.600%, due
        5/15/08 (144A)(a)..................       600,000         625,015
      SLM Corp., Series A 4.000%, due
        1/15/09(b).........................       744,000         722,577
      UFJ Finance Aruba AEC 6.750%, due
        7/15/13(b).........................       860,000         932,084
                                                          ---------------
                                                               18,622,818
                                                          ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FOOD PRODUCTS - 0.2%
     Cadbury Schweppes US Finance LLC
       5.125%, due 10/1/13 (144A)(a)........ $   1,585,000 $     1,563,997
     Kraft Foods, Inc. 6.250%, due 6/1/12...       903,000         950,456
                                                           ---------------
                                                                 2,514,453
                                                           ---------------
     HAND/MACHINE TOOLS - 0.1%
     Kennametal, Inc. 7.200%, due
       6/15/12..............................       927,000       1,001,422
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 0.2%
     HCA, Inc.
      8.750%, due 9/1/10....................       213,000         234,108
      6.950%, due 5/1/12....................       828,000         847,723
     Wyeth 5.500%, due 3/15/13..............     1,029,000       1,039,483
                                                           ---------------
                                                                 2,121,314
                                                           ---------------
     INDUSTRIAL CONGLOMERATES - 0.1%
     Tyco International Group S.A. 6.750%,
       due 2/15/11..........................       802,000         853,882
                                                           ---------------
     INSURANCE - 0.5%
     Ace INA Holdings, Inc. 5.875%, due
       6/15/14..............................     1,300,000       1,316,238
     AIG SunAmerica Institutional Funding II
       5.750%, due 2/16/09..................       816,000         835,945
     Allstate Corp. 5.550%, due
       5/9/35(b)............................       956,000         903,031
     American International Group, Inc.
       4.250%, due 5/15/13..................     1,307,000       1,232,528
     Genworth Financial, Inc. - Class A
       5.750%, due 6/15/14..................       600,000         620,240
     JET Equipment Trust, Series 95-D
       11.440%, due 11/1/14
       (144A)(a)(c)(d)......................       300,000               0
     Prudential Financial, Inc., Series B
       4.500%, due 7/15/13(b)...............     1,500,000       1,433,675
                                                           ---------------
                                                                 6,341,657
                                                           ---------------
     INVESTMENT COMPANIES - 0.2%
     Credit Suisse First Boston USA, Inc.
       4.125%, due 1/15/10(b)...............     2,579,000       2,488,389
                                                           ---------------
     MEDIA - 0.4%
     COX Communications, Inc. 4.625%, due
       6/1/13...............................       998,000         928,123
     News America Holdings, Inc. 8.500%,
       due 2/23/25..........................       572,000         683,270
     News America, Inc. 6.200%, due
       12/15/34(b)..........................       923,000         892,334
     Time Warner Entertainment Co. LP
      10.150%, due 5/1/12...................       484,000         597,653
      8.375%, due 7/15/33(b)................       463,000         560,697

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - CONTINUED
      Walt Disney Co.
       6.375%, due 3/1/12.................. $   1,204,000 $     1,269,730
      Series B 6.750%, due 3/30/06.........       370,000         373,300
                                                          ---------------
                                                                5,305,107
                                                          ---------------
      OIL & GAS - 0.4%
      Alcan Inc 5.750%, due 6/1/35.........       707,000         667,267
      Amerada Hess Corp. 7.300%, due
        8/15/31............................       850,000         962,872
      Devon Financing Corp. ULC 6.875%, due
        9/30/11............................       988,000       1,071,118
      Halliburton Co. 5.500%, due
        10/15/10...........................     1,045,000       1,067,860
      Ocean Energy, Inc. 7.250%, due
        10/1/11(b).........................       520,000         571,016
      Valero Energy Corp. 6.875%, due
        4/15/12............................       737,000         800,122
                                                          ---------------
                                                                5,140,255
                                                          ---------------
      PAPER & FOREST PRODUCTS - 0.1%
      MeadWestvaco Corp. 6.800%, due
        11/15/32...........................       441,000         442,342
      Weyerhaeuser Co. 6.750%, due
        3/15/12............................     1,500,000       1,590,401
                                                          ---------------
                                                                2,032,743
                                                          ---------------
      REAL ESTATE - 0.6%
      EOP Operating, LP 6.800%, due
        1/15/09............................     1,751,000       1,835,272
      HRPT Properties Trust, (REIT) 6.250%,
        due 8/15/16........................       672,000         692,642
      Simon Property Group LP
       6.375%, due 11/15/07(b) (REIT)......       843,000         864,386
       5.100%, due 6/15/15(b)..............       394,000         379,452
      Socgen Real Estate Co., LLC, Series A
        7.640%, due 12/29/49
        (144A)**(a)........................     1,555,000       1,627,874
      Vornado Realty LP
       5.625%, due 6/15/07.................     1,804,000       1,820,485
       4.750%, due 12/1/10.................       348,000         338,531
                                                          ---------------
                                                                7,558,642
                                                          ---------------
      RETAIL - 0.1%
      Wal-Mart Stores, Inc. 5.250%, due
        9/1/35.............................     1,248,000       1,175,455
                                                          ---------------
      SOVEREIGN - 0.0%
      Financing Corp. 9.650%, due
        11/2/18............................       310,000         443,427
                                                          ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 1.1%
    AT&T Wireless Services, Inc. 7.350%,
      due 3/1/06............................. $     410,000 $       413,589
    BellSouth Corp. 6.550%, due
      6/15/34(b).............................       852,000         880,002
    Cingular Wireless LLC 6.500%, due
      12/15/11...............................       650,000         693,252
    Deutsche Telekom International Finance
      BV 8.750%/ 8.750%, due 6/15/30.........     1,269,000       1,578,189
    France Telecom S.A. 7.750%, due
      3/1/11.................................       346,000         385,814
    PCCW Capital II, Ltd. 6.000%, due
      7/15/13 (144A)(a)......................       737,000         746,932
    SBC Communications, Inc.
     5.100%, due 9/15/14(b)..................     1,337,000       1,293,042
     6.150%, due 9/15/34(b)..................       442,000         433,191
    Sprint Capital Corp. 6.875%, due
      11/15/28...............................       879,000         939,974
    TCI Communications, Inc. 9.650%, due
      3/31/27................................     3,319,000       3,604,862
    Telecom Italia Capital S.A.
     5.250%, due 11/15/13....................       545,000         533,678
     6.000%, due 9/30/34(b)..................       620,000         590,606
    Verizon New York, Inc., Series A
      6.875%, due 4/1/12.....................     2,400,000       2,486,506
                                                            ---------------
                                                                 14,579,637
                                                            ---------------
    TRANSPORTATION - 0.1%
    Csx Corp. 6.750%, due 3/15/11............       415,000         444,758
    Union Pacific Corp
     6.125%, due 1/15/12.....................       292,000         306,456
     5.375%, due 5/1/14......................       763,000         767,117
                                                            ---------------
                                                                  1,518,331
                                                            ---------------
    UTILITIES - 1.1%
    Dominion Resources, Inc. 5.150%, due
      7/15/15(b).............................     1,150,000       1,104,590
    DTE Energy Co. 7.050%, due 6/1/11........       800,000         859,934
    Exelon Generation Co. LLC 6.950%, due
      6/15/11................................     1,407,000       1,513,877
    FirstEnergy Corp., Series B 6.450%, due
      11/15/11...............................     1,388,000       1,461,871
    Hydro-Quebec, Series JL 6.300%, due
      5/11/11(b).............................     1,250,000       1,334,878
    Midamerican Energy Holdings Co.
     3.500%, due 5/15/08.....................       544,000         523,376
     5.875%, due 10/1/12.....................       268,000         275,029
    Niagara Mohawk Power Corp. 7.750%,
      due 5/15/06............................       271,000         275,589
    Northeast Utilities, Series A 8.580%, due
      12/1/06................................       204,766         208,910
    Pacific Gas & Electric Co. 4.800%, due
      3/1/14.................................     1,500,000       1,446,596

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      UTILITIES - CONTINUED
      PSEG Power LLC
       6.950%, due 6/1/12(b)................ $     405,000 $       435,083
       8.625%, due 4/15/31(b)...............       533,000         674,589
      Small Business Administration
        Participation Certificates, Series
        2003-20G, Class 1 4.350%, due
        7/1/23..............................     1,940,086       1,867,870
      TXU Energy Co. LLC
       7.000%, due 3/15/13(b)...............       351,000         366,022
       7.000%, due 9/1/22...................     1,171,000       1,276,889
                                                           ---------------
                                                                13,625,103
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $143,474,332)                                      142,904,369
                                                           ---------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 14.5%
      Federal Home Loan Mortgage Corp.
       3.750%, due 11/15/06.................     2,663,000       2,641,416
       4.125%, due 11/18/09.................     3,100,000       3,031,753
       5.500%, due 6/1/25-9/1/35............     3,822,267       3,794,926
       4.500%, due 4/1/35...................       799,240         746,379
       5.000%, due 5/1/35-10/1/35...........     2,407,026       2,317,369
       6.000%, due 7/1/35-8/1/35............       700,260         707,658
      Federal Home Loan Mortgage Corp. - Gold Pool
       6.000%, due 4/1/16-8/1/34............     8,383,040       8,508,164
       4.500%, due 5/1/18-2/1/20............     4,986,458       4,832,113
       5.000%, due 5/1/18-4/1/34............     8,195,853       7,967,691
       5.500%, due 4/1/19-12/1/34...........     9,998,128       9,893,610
       6.500%, due 5/1/34-10/1/34...........     2,152,009       2,208,370
      Federal National Mortgage Association
       3.250%, due 7/31/06..................     3,000,000       2,971,872
       5.722%, due 2/1/09...................     1,400,000       1,423,626
       6.330%, due 3/1/11...................       185,976         194,923
       4.621%, due 4/1/13...................       114,480         111,798
       4.010%, due 8/1/13...................       112,962         105,998
       4.019%, due 8/1/13...................       769,123         723,928
       4.630%, due 4/1/14...................       279,870         271,317
       4.518%, due 5/1/14...................       989,623         956,326
       4.846%, due 8/1/14...................       582,101         574,000
       4.925%, due 4/1/15...................     1,752,111       1,734,090
       6.000%, due 7/1/16-12/1/34...........    21,897,910      22,174,573
       5.000%, due 11/1/17-8/1/35...........    16,003,218      15,684,025
       5.500%, due 11/1/17-9/1/35...........    60,709,290      60,144,121
       4.500%, due 4/1/18-3/1/35............     8,109,147       7,799,924
       4.880%, due 3/1/20...................       243,525         241,233
       6.500%, due 11/1/28-8/1/34...........     7,813,540       8,035,659
       7.500%, due 10/1/29-2/1/32...........       766,524         809,742
      Government National Mortgage
        Association
       6.500%, due 3/15/28-7/15/34..........       621,067         645,536
       6.000%, due 10/15/32-4/20/35.........     4,938,523       5,025,441

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
       5.500%, due 11/15/32-2/15/35......... $   6,106,454 $     6,103,681
       4.500%, due 7/20/33-3/20/35..........     1,170,214       1,104,752
       5.000%, due 3/15/34-12/15/34.........     1,111,893       1,085,650
                                                           ---------------
      Total U. S. Government Agency Mortgage
      Backed Securities
      (Cost $188,102,166)                                      184,571,664
                                                           ---------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 13.2%
      Federal Home Loan Bank
       3.250%, due 7/21/06(b)...............     1,985,000       1,968,106
       3.750%, due 9/28/06..................     6,120,000       6,071,242
       3.900%, due 2/25/08..................       740,000         727,839
      Federal National Mortgage Association
       3.000%, due 3/2/07...................     1,533,000       1,501,564
       6.000%, due 5/15/08-5/15/11..........     4,498,000       4,668,857
       6.625%, due 9/15/09-11/15/10.........     7,765,000       8,344,837
       6.125%, due 3/15/12..................     5,955,000       6,373,702
       4.625%, due 10/15/14(b)..............     1,447,000       1,415,972
       5.500%, due 11/1/34..................     1,853,315       1,830,342
      U.S. Treasury Notes
       5.750%, due 11/15/05(b)..............     3,004,000       3,006,935
       5.875%, due 11/15/05(b)..............     1,178,000       1,179,197
       6.875%, due 5/15/06(b)...............     2,913,000       2,953,738
       7.000%, due 7/15/06(b)...............     9,955,000      10,138,550
       4.375%, due 5/15/07(b)...............     1,719,000       1,719,337
       3.250%, due 8/15/07(b)...............     3,098,000       3,038,825
       3.000%, due 11/15/07(b)..............     9,974,000       9,711,404
       5.500%, due 2/15/08(b)...............     3,161,000       3,238,546
       5.625%, due 5/15/08(b)...............    33,273,000      34,249,097
       4.750%, due
         11/15/08-5/15/14(b)................    11,607,000      11,715,420
       4.000%, due
         6/15/09-11/15/12(b)................     3,720,000       3,607,883
       10.375%, due 11/15/12(b).............       884,000         986,144
       3.875%, due 2/15/13(b)...............     1,294,000       1,242,595
       4.125%, due 5/15/15(b)...............     7,021,000       6,777,463
       9.875%, due 11/15/15(b)..............     1,165,000       1,651,570
       6.250%, due 8/15/23(b)...............    17,909,000      20,906,662
       6.000%, due 2/15/26(b)...............     3,011,000       3,462,415
       5.375%, due 2/15/31(b)...............     3,732,000       4,071,381
      Inflation Indexed
       4.250%, due 1/15/10..................     4,403,657       4,855,551
       3.000%, due 7/15/12(b)...............     5,467,303       5,847,669
                                                           ---------------
      Total U. S. Government & Agency Obligations
      (Cost $168,927,607)                                      167,262,843
                                                           ---------------

       -----------------------------------------------------------------
       SECURITY                               SHARES/PAR      VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       FOREIGN BONDS & DEBT SECURITIES - 0.2%
       MEXICO - 0.2%
       United Mexican States
        8.625%, due 2/1/22.................. $    153,000 $      183,218
        Series A
          6.625%, due 3/3/15................    1,334,000      1,428,047
          7.500%, due 4/8/33................      527,000        598,672
                                                          --------------
       Total Foreign Bonds & Debt Securities
       (Cost $2,199,550)                                       2,209,937
                                                          --------------

       COMMON STOCKS - 59.6%
       AEROSPACE & DEFENSE - 1.4%
       Lockheed Martin Corp.................      133,870      8,107,167
       Northrop Grumman Corp................       89,160      4,783,434
       Precision Castparts Corp.............        4,520        214,067
       United Technologies Corp.............       95,980      4,921,855
                                                          --------------
                                                              18,026,523
                                                          --------------
       AIR FREIGHT & LOGISTICS - 0.1%
       CNF, Inc.............................       11,240        632,475
                                                          --------------
       BANKS - 6.6%
       Bank of America Corp.................      719,802     31,484,140
       Mellon Financial Corp................      470,600     14,913,314
       PNC Financial Services Group, Inc....      327,000     19,852,170
       SunTrust Banks, Inc..................      121,490      8,805,595
       UBS AG...............................       24,301      2,062,007
       Wachovia Corp........................       45,560      2,301,691
       Wells Fargo & Co.....................       81,490      4,905,698
                                                          --------------
                                                              84,324,615
                                                          --------------
       BEVERAGES - 1.0%
       Coca-Cola Co.........................       74,410      3,183,260
       Diageo Plc...........................      241,203      3,563,235
       Molson Coors Brewing Co.,
         Class B(b).........................       24,060      1,484,502
       PepsiCo, Inc.........................       66,380      3,921,730
                                                          --------------
                                                              12,152,727
                                                          --------------
       BIOTECHNOLOGY - 0.1%
       MedImmune, Inc.*.....................       27,700        968,946
                                                          --------------
       BUILDING PRODUCTS - 1.2%
       Masco Corp...........................      529,500     15,090,750
                                                          --------------
       CHEMICALS - 1.9%
       Air Liquide S.A......................        2,650        482,327
       Air Products & Chemicals, Inc........       78,500      4,493,340
       Dow Chemical Co......................       51,370      2,355,828
       E.I. du Pont de Nemours & Co.........      127,230      5,304,219
       Nalco Holding Co.*...................      164,850      2,802,450
       PPG Industries, Inc..................       88,190      5,288,755
       Praxair, Inc.........................       16,430        811,806
       Syngenta AG*.........................       20,020      2,145,242
                                                          --------------
                                                              23,683,967
                                                          --------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL SERVICES & SUPPLIES - 0.2%
        Cendant Corp.........................   176,450 $     3,073,759
                                                        ---------------

        COMMUNICATIONS EQUIPMENT - 1.8%
        Cisco Systems, Inc.*.................   137,270       2,395,361
        Nokia Oyj, (ADR).....................   456,750       7,682,535
        Nortel Networks Corp.*(b)............ 3,736,060      12,142,195
                                                        ---------------
                                                             22,220,091
                                                        ---------------
        COMPUTERS, PERIPHERALS & SERVICES - 0.7%
        International Business Machines Corp.    31,280       2,561,206
        Sun Microsystems, Inc.*.............. 1,586,120       6,344,480
                                                        ---------------
                                                              8,905,686
                                                        ---------------
        CONTAINERS & PACKAGING - 0.9%
        Owens-Illinois, Inc.*................   551,440      10,499,418
        Smurfit-Stone Container Corp.........    48,990         517,334
                                                        ---------------
                                                             11,016,752
                                                        ---------------
        ELECTRIC UTILITIES - 2.0%
        Calpine Corp.*(b).................... 1,481,290       3,525,470
        Dominion Resources, Inc..............   100,920       7,677,994
        Entergy Corp.........................    40,400       2,857,088
        Exelon Corp..........................    70,600       3,673,318
        FirstEnergy Corp.....................    35,200       1,672,000
        FPL Group, Inc.......................    10,030         431,892
        NRG Energy, Inc.*....................    10,500         451,605
        PPL Corp.............................   124,510       3,902,143
        Public Service Enterprise Group, Inc.    10,470         658,458
                                                        ---------------
                                                             24,849,968
                                                        ---------------
        ELECTRICAL EQUIPMENT - 0.1%
        Hubbell, Inc., Class B...............    24,730       1,190,997
                                                        ---------------
        ENERGY EQUIPMENT & SERVICES - 2.2%
        BJ Services Co.......................    95,640       3,323,490
        Cooper Cameron Corp.*................    41,900       3,089,287
        Cooper Industries Ltd., Class A......    27,740       1,966,489
        Emerson Electric Co..................     8,660         602,303
        GlobalSantaFe Corp...................   185,260       8,253,333
        Noble Corp...........................   131,980       8,496,872
        Samsung Electronics Co., Ltd.,
          (GDR)*(a)..........................     4,670       1,246,890
        TXU Corp.............................    12,780       1,287,585
                                                        ---------------
                                                             28,266,249
                                                        ---------------
        FINANCIALS - DIVERSIFIED - 5.8%
        American Express Co..................   147,510       7,341,573
        Ameriprise Financial, Inc............    43,102       1,604,256
        Capital One Financial Corp...........    31,180       2,380,593
        Fannie Mae...........................    73,600       3,497,472
        Franklin Resources, Inc..............    40,150       3,548,056
        Freddie Mac..........................    20,860       1,279,761
        Genworth Financial, Inc., Class A....   119,870       3,798,680

        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                             SHARES     (NOTE 2)
        ---------------------------------------------------------------

        FINANCIALS - DIVERSIFIED - CONTINUED
        Goldman Sachs Group, Inc...............  74,120 $     9,366,544
        JPMorgan Chase & Co.................... 570,138      20,878,454
        Lehman Brothers Holdings, Inc..........  43,750       5,235,563
        MBNA Corp..............................  50,500       1,291,285
        Merrill Lynch & Co., Inc............... 151,250       9,791,925
        Morgan Stanley.........................  62,730       3,413,139
                                                        ---------------
                                                             73,427,301
                                                        ---------------
        FOOD PRODUCTS - 1.0%
        Archer-Daniels-Midland Co..............  75,330       1,835,792
        H.J. Heinz Co.......................... 118,360       4,201,780
        Kellogg Co.............................  84,190       3,718,672
        Nestle S.A.(b).........................   5,004       1,488,881
        Sara Lee Corp..........................  89,130       1,590,971
                                                        ---------------
                                                             12,836,096
                                                        ---------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
        Boston Scientific Corp.*...............  98,820       2,482,358
                                                        ---------------
        HEALTH CARE PROVIDERS & SERVICES - 0.5%
        Baxter International, Inc..............  12,420         474,817
        Tenet Healthcare Corp.*................ 693,300       5,837,586
                                                        ---------------
                                                              6,312,403
                                                        ---------------
        HOTELS, RESTAURANTS & LEISURE - 0.2%
        International Game Technology..........  53,440       1,415,626
        McDonald's Corp........................  49,450       1,562,620
                                                        ---------------
                                                              2,978,246
                                                        ---------------
        HOUSEHOLD PRODUCTS - 0.4%
        Colgate-Palmolive Co...................  47,310       2,505,538
        Kimberly-Clark Corp....................  53,690       3,051,739
                                                        ---------------
                                                              5,557,277
                                                        ---------------
        INDUSTRIAL - DIVERSIFIED - 2.0%
        3M Co..................................  40,550       3,080,989
        General Electric Co.................... 260,240       8,824,738
        Tyco International, Ltd................ 486,820      12,847,180
                                                        ---------------
                                                             24,752,907
                                                        ---------------
        INSURANCE - 2.8%
        ACE, Ltd...............................  39,400       2,052,740
        AFLAC, Inc.............................  15,380         734,856
        Allstate Corp. (The)................... 261,840      13,822,534
        Chubb Corp.............................  23,180       2,155,045
        CIGNA Corp.............................   2,100         243,327
        Conseco, Inc.*......................... 294,900       5,986,470
        Hartford Financial Services Group, Inc.  85,830       6,844,942
        Lincoln National Corp..................  64,150       3,246,632
                                                        ---------------
                                                             35,086,546
                                                        ---------------

        IT CONSULTING & SERVICES - 0.5%
        Accenture, Ltd., Class A............... 242,550       6,381,491
                                                        ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                          VALUE
         DESCRIPTION                           SHARES     (NOTE 2)
         -------------------------------------------------------------

         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Hasbro, Inc..........................  48,020 $       904,697
         Mattel, Inc.......................... 223,470       3,296,182
                                                       ---------------
                                                             4,200,879
                                                       ---------------
         MACHINERY - 0.9%
         Deere & Co...........................  71,510       4,339,227
         Finning International, Inc.*.........   2,830          92,538
         Illinois Tool Works, Inc.............  52,480       4,448,205
         Ingersoll-Rand Co., Ltd., Class A....  30,800       1,163,932
         Sandvik AB...........................   5,100         245,578
         SPX Corp.............................  32,180       1,384,384
                                                       ---------------
                                                            11,673,864
                                                       ---------------
         MEDIA - 3.3%
         Interpublic Group of Cos., Inc.*..... 332,770       3,437,514
         Knight Ridder, Inc.(b)...............  59,290       3,164,900
         New York Times Co., Class A(b).......  45,370       1,235,879
         Reed Elsevier Plc.................... 189,500       1,728,812
         Time Warner, Inc..................... 198,970       3,547,635
         Tribune Co...........................  42,270       1,331,928
         Viacom, Inc., Class B................ 500,993      15,515,753
         Walt Disney Co. (The)................ 480,140      11,701,012
                                                       ---------------
                                                            41,663,433
                                                       ---------------
         METALS & MINING - 0.1%
         BHP Billiton Plc..................... 117,770       1,734,113
                                                       ---------------
         OIL & GAS - 5.3%
         AGL Resources, Inc...................  51,820       1,823,546
         Amerada Hess Corp....................  39,120       4,893,912
         BP Plc, (ADR)........................  51,090       3,392,376
         Chevron Corp.........................  79,312       4,526,335
         ConocoPhillips....................... 175,680      11,485,958
         Devon Energy Corp.................... 211,370      12,762,521
         EnCana Corp..........................  62,690       2,874,963
         EOG Resources, Inc...................  44,900       3,043,322
         Exxon Mobil Corp..................... 192,796      10,823,567
         Sempra Energy........................  31,350       1,388,805
         Total S.A., (ADR)(b).................  85,130      10,728,083
                                                       ---------------
                                                            67,743,388
                                                       ---------------
         PAPER & FOREST PRODUCTS - 0.6%
         Bowater, Inc......................... 158,290       4,194,685
         International Paper Co...............  83,120       2,425,441
         MeadWestvaco Corp....................  53,030       1,390,447
                                                       ---------------
                                                             8,010,573
                                                       ---------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc., Class A  87,200       2,892,424
                                                       ---------------
         PHARMACEUTICALS - 4.2%
         Abbott Laboratories.................. 177,190       7,628,029
         Eli Lilly & Co.......................   9,550         475,494
         Johnson & Johnson.................... 192,050      12,026,171

           ----------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                        SHARES     (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           Merck & Co., Inc.................. 543,330 $    15,332,773
           Pfizer, Inc.......................  29,070         631,982
           Wyeth............................. 393,580      17,537,925
                                                      ---------------
                                                           53,632,374
                                                      ---------------
           RETAIL - MULTILINE - 1.0%
           Family Dollar Stores, Inc......... 225,620       4,995,227
           Wal-Mart Stores, Inc.............. 171,020       8,090,956
                                                      ---------------
                                                           13,086,183
                                                      ---------------
           RETAIL - SPECIALTY - 1.9%
           Circuit City Stores, Inc.......... 184,960       3,290,438
           Gap, Inc.......................... 682,990      11,802,067
           Lowe's Cos., Inc..................  27,190       1,652,336
           OfficeMax, Inc.................... 155,340       4,352,627
           TJX Cos., Inc..................... 161,620       3,479,679
                                                      ---------------
                                                           24,577,147
                                                      ---------------
           ROAD & RAIL - 0.4%
           Burlington Northern Santa Fe Corp.  45,260       2,808,836
           Norfolk Southern Corp.............  61,500       2,472,300
                                                      ---------------
                                                            5,281,136
                                                      ---------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
           Analog Devices, Inc...............  86,240       2,999,427
           Intel Corp........................  71,000       1,668,500
           Xilinx, Inc.......................  51,250       1,227,438
                                                      ---------------
                                                            5,895,365
                                                      ---------------
           SOFTWARE - 2.2%
           Compuware Corp.*.................. 595,530       4,817,838
           Microsoft Corp....................  46,340       1,190,938
           Oracle Corp.*..................... 463,500       5,877,180
           Symantec Corp.*................... 645,850      15,403,522
                                                      ---------------
                                                           27,289,478
                                                      ---------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.2%
           SBC Communications, Inc........... 144,524       3,446,897
           Sprint Nextel Corp................ 889,880      20,743,103
           Verizon Communications, Inc....... 542,190      17,084,407
                                                      ---------------
                                                           41,274,407
                                                      ---------------
           WIRELESS TELECOMMUNICATION SERVICES - 0.5%
           Vodafone Group Plc, (ADR)(b)...... 249,917       6,562,820
                                                      ---------------
           THRIFTS & MORTGAGES - 0.1%
           Countrywide Financial Corp........  57,660       1,831,858
                                                      ---------------
           TOBACCO - 1.2%
           Altria Group, Inc................. 207,280      15,556,364
                                                      ---------------
           TRADING COMPANIES & DISTRIBUTORS - 0.1%
           W. W. Grainger, Inc...............  19,820       1,327,543
                                                      ---------------
           Total Common Stocks
           (Cost $699,650,011)                            758,451,479
                                                      ---------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 15.7%
     Citigroup Funding, Inc. 4.000%, due
       11/1/05................................ $ 13,086,000 $   13,086,000
     State Street Navigator Securities Lending
       Prime Portfolio(e).....................  186,909,499    186,909,499
                                                            --------------
     Total Short-Term Investments
     (Cost $199,995,499)                                       199,995,499
                                                            --------------

     TOTAL INVESTMENTS - 114.4%
     (Cost $1,402,349,165)                                   1,455,395,791

     Other Assets & Liabilities (net) - (14.4)%               (183,591,077)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $1,271,804,714
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities represent 1.66% of net assets.

(b) All or a portion of this security is on loan.

(c) Security is in default.

(d) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(e) Represents investment of collateral received from securities lending transactions. (Note 6)

ABBREVIATIONS USED IN THIS SCHEDULE:

ADR - American Depositary Receipt

AIG - American International Guaranty

GDR - Global Depository Receipt

IO - Interest Only

MTN - Medium-Term Note

The following table summarizes the credit composition of the portfolio holdings of the MFS Total Return Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        29.49%
                 AA                                       0.84
                 A                                        6.32
                 BBB                                     27.53
                 BB                                       4.07
                 B                                       19.12
                 Below B                                  2.27
                 Equities/Other                          10.36
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      -----------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 45.3%
      ADVERTISING - 0.0%
      Lamar Media Corp. 7.250%, due
        1/1/13................................ $      80,000 $      83,400
                                                             -------------
      AEROSPACE & DEFENSE - 0.2%
      L-3 Communications Corp. 6.125%, due
        1/15/14...............................       400,000       393,000
                                                             -------------
      AGRICULTURE - 0.2%
      Hines Nurseries, Inc. 10.250%, due
        10/1/11...............................       340,000       338,300
                                                             -------------
      AIRLINES - 0.4%
      AMR Corp. 9.800%, due 10/1/21(a)........       400,000       228,000
      Calair LLC/Calair Capital Corp. 8.125%,
        due 4/1/08............................       180,000       144,000
      Continental Airlines, Inc., Pass-Through
        Certificates, Series D 7.568%, due
        12/1/06...............................       435,000       379,587
      United Airlines, Inc. 9.125%, due
        1/15/12(b)............................       109,000        15,805
                                                             -------------
                                                                   767,392
                                                             -------------
      ASSET-BACKED SECURITIES - 2.2%
      Ameriquest Mortgage Securities, Inc.
       Series 2002-4, Class M4 7.788%, due
         2/25/33**............................        59,000        59,186
       Series 2003-1, Class M4 7.118%, due
         2/25/33**............................        61,000        61,567
       Series 2003-2, Class M4 7.118%, due
         3/25/33**............................        61,000        61,765
       Series 2003-AR3, Class M5 7.788%,
         due 10/25/33**.......................        25,000        25,449
      Asset Backed Funding Corp.
       Mortgage Loan Asset-Backed
         Certificate, Series 2003-WF1, Class
         M3 7.088%, due 12/27/32**............        66,000        67,990
       Mortgage Loan Asset-Backed
         Certificate, Series 2003-WF1, Class
         M4 7.288%, due 12/25/32**............        25,000        25,073
      Asset Backed Securities Corp.
       Home Equity Loan Trust, Series
         2003-HE1, Class M4 8.470%, due
         1/15/33**............................        56,000        55,733
       Home Equity Loan Trust, Series
         2003-HE2, Class M4 7.820%, due
         4/15/33**............................       123,000       124,352
      Bank One Issuance Trust, Series
        2002-C1, Class C1 4.930%, due
        12/15/09**............................       334,000       337,574
      CDC Mortgage Capital Trust, Series
        2003-HE2, Class B3 7.788%, due
        10/25/33**............................        50,000        49,411

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Conseco Finance Securitizations Corp.
       Series 2000-2, Class A4 8.480%, due
         12/1/31............................. $      18,634 $      18,930
       Series 2000-6, Class M2 8.200%, due
         9/1/32..............................       220,000         4,222
       Series 2001-3, Class A4 6.910%, due
         5/1/33..............................         5,000         4,866
       Series 2001-4, Class A4 7.360%, due
         9/1/33..............................         4,000         4,090
       Series 2001-4, Class B1 9.400%, due
         9/1/33..............................       196,000        25,041
       Series 2002-1, Class A 6.681%, due
         12/1/33.............................       321,886       326,499
      Consumer Credit Reference Index
        Securities Program, Series 2002-1A,
        Class A 5.924%, due 3/22/07..........       250,000       253,365
      Green Tree Financial Corp., Series
        1999-5, Class A5 7.860%, due
        4/1/30...............................       188,000       166,214
      Green Tree Home Improvement Loan
        Trust, Series 1995-F, Class B2
        7.100%, due 1/15/21..................        16,734        16,406
      Greenpoint Manufactured Housing,
        Series 2000-3, Class IA 8.450%, due
        6/20/31..............................       290,625       268,838
      GSAMP Trust, Series 2003-FM1, Class
        B3 8.500%, due 3/20/33...............        50,000        49,948
      Home Equity Asset Trust, Series
        2002-5N, Class A 8.000%, due
        6/25/33 (144A)(c)....................         3,864         3,864
      LNR CDO Ltd., Series 2002-1A, Class FFL
        6.781%, due 7/24/37
        (144A)**(c)..........................       215,000       215,000
      Madison Avenue Manufactured Housing
        Contract Trust, Series 2002-A, Class
        B1 7.288%, due 10/25/15**............       250,000       186,540
      Master Asset Backed Securities Trust,
        Series 2003-OPT1, Class MV5
        7.538%, due 12/25/32**...............        50,000        50,306
      Merrill Lynch Mortgage Investors, Inc.,
        Series 2003-WMC1, Class B2
        7.038%, due 11/25/33**...............       104,000       103,707
      Mid-State Trust, Series 10, Class B
        7.540%, due 7/15/26..................        83,524        78,072
      Morgan Stanley ABS Capital I, Inc.,
        Series 2002-NC6, Class B2 7.788%,
        due 11/25/32**.......................        17,669        17,419

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                    PAR           VALUE
      DESCRIPTION                                AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Morgan Stanley Dean Witter Capital I,
        Inc.
       Series 2001-AM1, Class B1 6.238%,
         due 2/25/32**....................... $      10,456  $      10,482
       Series 2001-NC3, Class B1 6.488%,
         due 10/25/31**......................        23,710         23,749
       Series 2001-NC4, Class B1 6.538%,
         due 1/25/32**.......................        72,565         72,573
       Series 2002-AM2, Class B1 6.288%,
         due 5/25/32**.......................        26,491         26,294
       Series 2002-AM3, Class B2 7.788%,
         due 2/25/33**.......................        58,000         58,685
       Series 2002-NC5, Class B2 7.288%,
         due 10/25/32**......................        19,231         19,011
       Series 2003-NC2, Class B2 7.788%,
         due 2/25/33**.......................        59,000         59,412
       Series 2003-NC3, Class B3 7.788%,
         due 3/25/33**.......................        58,000         58,365
      Nykredit Realkredit AS, Series ANN
        5.000%, due 10/1/35..................             1              0
      PF Export Receivables Master Trust,
        Series A 6.436%, due 6/1/15
        (144A)(c)............................       786,755        783,100
      Sail Net Interest Margin Notes, Series
        2003-BC1A, Class A 7.750%, due
        1/27/33 (144A)(c)....................         5,156          5,183
      Structured Asset Investment Loan Trust,
        Series 2003-BC1, Class M3 7.038%,
        due 1/25/33**........................       146,000        147,609
      TIAA Commercial Real Estate
        Securitization, Series 2002-1A, Class
        IV 6.840%, due 5/22/37...............       100,000         96,574
      York Power Funding 12.000%, due
        10/30/07 (144A)(b)(c)(d)(e)..........        51,032              0
                                                             -------------
                                                                 4,022,464
                                                             -------------
      AUTO COMPONENTS - 0.8%
      Goodyear Tire & Rubber Co., (The)
        9.000%, due 7/1/15 (144A)(c).........     1,185,000      1,149,450
      Sun Sage BV 8.250%, due 3/26/09
        (144A)(c)............................       310,000        328,600
                                                             -------------
                                                                 1,478,050
                                                             -------------
      AUTOMOBILES - 0.5%
      Comml. Vehicle Group, Inc. 8.000%,
        due 7/1/13 (144A)(c).................       345,000        339,825
      Lear Corp. 8.125%, due 4/1/08..........        45,000         53,168
      Navistar International Corp. 7.500%,
        due 6/15/11(a).......................       575,000        549,125
                                                             -------------
                                                                   942,118
                                                             -------------

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       BANKS - 1.1%
       ATF Bank 9.250%, due 4/12/12
         (144A)(c)........................... $     455,000 $     469,196
       Kazkommerts International B.V.
         8.000%, due 11/3/15.................       530,000       521,096
       Russian Standard Finance S.A. 7.500%,
         due 10/7/10.........................       415,000       409,294
       Turanalem Finance BV 8.500%, due
         2/10/15 (144A)(c)...................       600,000       613,500
                                                            -------------
                                                                2,013,086
                                                            -------------

       BEVERAGES - 1.0%
       Argentine Beverages Financial 7.375%,
         due 3/22/12 (144A)(c)...............       475,000       477,375
       Central European Distribution Corp.
         8.000%, due 7/25/12 (144A)(c).......       590,000       758,659
       CIA Brasileira de Bebidas 8.750%, due
         9/15/13.............................       600,000       705,000
                                                            -------------
                                                                1,941,034
                                                            -------------
       BUILDING MATERIALS - 1.7%
       Asia Aluminum Holdings, Ltd. 8.000%,
         due 12/23/11 (144A)(c)..............     1,105,000     1,085,663
       Caue Fin., Ltd. 8.875%, due 8/1/15
         (144A)(c)...........................       520,000       538,200
       HydroChem Industrial Services, Inc.
         9.250%, due 2/15/13 (144A)(c).......       660,000       607,200
       Owens Corning 7.500%, due
         5/1/05-8/1/18(b)....................       148,000       111,740
       Texas Industries, Inc. 7.250%, due
         7/15/13 (144A)(c)...................       146,000       152,570
       U.S. Concrete, Inc. 8.375%, due
         4/1/14..............................       760,000       762,850
                                                            -------------
                                                                3,258,223
                                                            -------------
       CABLE AND SATELLITE TELEVISION - 0.9%
       CSC Holdings, Inc., Senior Notes
         7.875%, due 12/15/07................        47,000        48,410
       Innova S de RL 9.375%, due 9/19/13....       295,000       328,188
       Kabel Deutschland GMBH 10.625%, due
         7/1/14 (144A)(c)....................       450,000       486,562
       NTL Cable Plc 8.750%, due 4/15/14.....       570,000       733,284
       Rogers Cablesystems, Ltd. 11.000%, due
         12/1/15.............................        20,000        21,200
                                                            -------------
                                                                1,617,644
                                                            -------------
       CHEMICALS - 2.0%
       Aventine Renewable Energy
         Holdings, Inc. 9.870%,
         due 12/15/11 (144A)**(c)............       235,000       245,575
       Basell Finance Co. BV 8.100%, due
         3/15/27 (144A)(c)...................       295,000       278,775

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      CHEMICALS - CONTINUED
      Crystal U.S. Holdings 3 LLC, Series B
        0.000%/10.500%, due
        10/1/14(f)........................... $   1,031,000 $     719,122
      Hercules, Inc. 11.125%, due
        11/15/07(a)..........................       338,000       376,447
      Huntsman Advanced Materials LLC
        11.000%, due 7/15/10.................        50,000        55,750
      ISP Chemco, Inc., Series B 10.250%,
        due 7/1/11...........................       205,000       219,094
      ISP Holdings, Inc., Series B 10.625%,
        due 12/15/09.........................        35,000        36,925
      Lyondell Chemical Co. 9.500%, due
        12/15/08.............................        30,000        31,575
      Millennium America, Inc. 9.250%, due
        6/15/08..............................        30,000        32,325
      Nell AF SARL 8.375%, due 8/15/15
        (144A)(c)............................       430,000       518,364
      Resolution Performance Products LLC
        8.000%, due 12/15/09.................       500,000       511,250
      Rhodia S.A.
        8.000%, due 6/1/10...................       500,000       610,245
       9.250%, due 6/1/11....................       120,000       146,819
      Sterling Chemicals, Inc. 10.000%, due
        12/19/07(g)..........................        27,275        26,730
                                                            -------------
                                                                3,808,996
                                                            -------------
      COAL - 0.4%
      Indocoal Exports Cayman Ltd. 7.134%,
        due 7/6/12 (144A)(c).................       765,909       745,294
                                                            -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 0.7%
      CS First Boston Mortgage Securities
        Corp., Series 2002-CKN2, Class H
        6.122%, due 4/15/37 (144A)(c)........        70,000        69,759
      Federal National Mortgage Association
        (FNMA) STRIP, Series 329, Class 2,
        IO 5.500%, due 1/1/33................       585,560       142,913
      Global Signal Trust
       Series 2004-1A, Class E 5.395%, due
         1/15/34 (144A)(c)...................       660,000       640,079
       Series 2004-2A, Class F 6.376%, due
         12/15/14 (144A)(c)..................       450,000       443,893
      Rural Housing Trust, Series 1987-1,
        Class D 6.330%, due 4/1/26...........        15,709        15,693
      Sasco Net Interest Margin Trust, Series
        2003-BC1, Class B 0.000%, due
        5/27/33 (144A)(c)(d).................        47,114        15,548
                                                            -------------
                                                                1,327,885
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Dollar Financial Group 9.750%, due
        11/15/11.............................       625,000       640,625
      Rural/Metro Corp. 9.875%, due
        3/15/15 (144A)(c)....................       595,000       603,925

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES - CONTINUED
       United Rentals North America, Inc.
         7.750%, due 11/15/13(a)............ $     755,000 $     721,025
                                                           -------------
                                                               1,965,575
                                                           -------------
       ENGINEERING & CONSTRUCTION - 0.3%
       Dycom Industries, Inc. 8.125%, due
         10/15/15 (144A)(c).................       550,000       554,125
                                                           -------------
       CONTAINERS & PACKAGING - 0.8%
       AEP Industries, Inc. 7.875%, due
         3/15/13............................       580,000       554,255
       Crown European Holdings S.A.
         9.500%, due 3/1/11.................       200,000       220,000
        10.875%, due 3/1/13.................        30,000        35,325
       Graham Packaging Co., Inc. 9.875%,
         due 10/15/14(a)....................       480,000       451,200
       Graphic Packaging International Corp.
         9.500%, due 8/15/13................       360,000       324,600
                                                           -------------
                                                               1,585,380
                                                           -------------
       ELECTRONIC EQUIPMENT & SERVICES - 0.2%
       Digicel, Ltd. 9.250%, due 9/1/12
         (144A)(c)..........................       135,000       139,725
       Legrand Holding S.A. 10.500%, due
         2/15/13............................       120,000       136,500
       Legrand S.A. 8.500%, due 2/15/25.....        20,000        23,900
       Telex Communications Intermediate
         Holdings, Inc. 12.000%, due
         1/15/09**(d).......................        24,616        15,262
                                                           -------------
                                                                 315,387
                                                           -------------
       ENERGY - 0.3%
       Targa Resources, Inc. 8.500%, due
         11/1/13 (144A)(c)..................       530,000       540,600
       Williams Cos., Inc.
         6.500%, due 12/1/08................        50,000        49,806
        Series A 6.750%, due 1/15/06**......        40,000        40,300
                                                           -------------
                                                                 630,706
                                                           -------------
       ENTERTAINMENT & LEISURE - 0.5%
       Capitol Records, Inc. 8.375%, due
         8/15/09 (144A)(c)..................        65,000        69,713
       Corp. Interamericana de
         Entretenimiento S.A. 8.875%, due
         6/14/15 (144A)(c)..................       950,000       916,750
       EMI Group Plc 9.750%, due 5/20/08....        20,000        38,320
                                                           -------------
                                                               1,024,783
                                                           -------------
       ENVIRONMENTAL CONTROL - 0.3%
       Clean Harbors, Inc. 11.250%, due
         7/15/12 (144A)(c)..................       475,000       534,375
                                                           -------------
       EQUIPMENT LEASING - 0.1%
       Ashtead Holdings Plc 8.625%, due
         8/1/15 (144A)(c)...................       140,000       145,250
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ---------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ---------------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - 3.2%
       Arch Western Financial LLC 6.750%,
         due 7/1/13.......................... $      20,000 $      20,200
       Bombardier Capital, Inc., Series AI
         7.090%, due 3/30/07.................       650,000       654,875
       E*TRADE Financial Corp.
         8.000%, due 6/15/11.................       625,000       637,500
        7.375%, due 9/15/13
          (144A)(a)(c).......................       310,000       306,900
       Ford Motor Credit Co. 5.700%, due
         1/15/10(a)..........................       890,000       801,618
       Glencore Funding LLC 6.000%, due
         4/15/14 (144A)(c)...................     1,010,000       931,839
       Noble Group Ltd. 6.625%, due 3/17/15
         (144A)(c)...........................     1,450,000     1,315,736
       Power Receivables Finance LLC 6.290%,
         due 1/1/12 (144A)(c)................       520,453       529,396
       SLM Corp. 4.000%, due 7/25/14**.......       775,000       755,493
                                                            -------------
                                                                5,953,557
                                                            -------------
       FOOD PRODUCTS - 0.1%
       Doane Pet Care Co. 9.750%, due
         5/15/07.............................       120,000       120,150
       Eagle Family Foods, Inc., Series B
         8.750%, due 1/15/08.................        10,000         7,850
                                                            -------------
                                                                  128,000
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 0.8%
       Bausch & Lomb, Inc. 7.125%, due
         8/1/28..............................       500,000       529,703
       HCA, Inc.
         7.190%, due 11/15/15................        10,000        10,272
        8.360%, due 4/15/24..................        50,000        52,685
        7.690%, due 6/15/25..................        50,000        50,420
       Inverness Medical Innovations 8.750%,
         due 2/15/12.........................       135,000       138,375
       Mayne Group, Ltd. 5.875%, due
         12/1/11 (144A)(c)...................       620,000       653,325
       Multicare Cos., Inc. 9.000%, due
         8/1/07(d)(e)........................       330,000         2,310
                                                            -------------
                                                                1,437,090
                                                            -------------
       HOLDING COMPANIES-DIVERSIFIED - 0.2%
       Stewart Enterprises 6.250%, due
         2/15/13 (144A)(c)...................       300,000       285,000
                                                            -------------
       HOMEBUILDERS - 1.8%
       Beazer Homes USA, Inc. 8.625%, due
         5/15/11.............................        85,000        87,975
       Builders FirstSource, Inc. 8.040%, due
         2/15/12 (144A)**(c).................       910,000       919,100
       Desarrolladora Homex S.A . 7.500%,
         due 9/28/15.........................       750,000       727,500

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       HOMEBUILDERS - CONTINUED
       K. Hovnanian Enterprises, Inc. 7.750%,
         due 5/15/13(a)...................... $      30,000 $      29,850
       Meritage Homes Corp. 6.250%, due
         3/15/15.............................       540,000       472,500
       Schuler Homes, Inc. 10.500%, due
         7/15/11(a)..........................        66,000        71,610
       Technical Olympic USA, Inc.
         9.000%, due 7/1/10(a)...............        20,000        20,000
        10.375%, due 7/1/12..................        20,000        20,200
       WCI Communities, Inc.
         7.875%, due 10/1/13.................       460,000       438,150
        6.625%, due 3/15/15..................       605,000       521,813
                                                            -------------
                                                                3,308,698
                                                            -------------
       INDUSTRIAL - DIVERSIFIED - 0.4%
       AKer Kvaerner ASA 0.000%/5.000%,
         due 10/30/11(f).....................        50,000        44,750
       Invensys Plc 6.500%, due 1/15/10
         (144A)(c)...........................        25,000        21,625
       Park-Ohio Industries, Inc. 8.375%, due
         11/15/14............................       750,000       660,000
                                                            -------------
                                                                  726,375
                                                            -------------
       INSURANCE - 3.3%
       Allmerica Financial Corp. 7.625%, due
         10/15/25............................     1,000,000     1,006,973
       Conseco, Inc.
         7.620%, due 8/9/06(b)(d)............        80,000             0
        9.500%, due 10/15/06(b)(d)...........        40,000             0
       Kingsway America, Inc. 7.500%, due
         2/1/14..............................       760,000       776,942
       Odyssey Re Holdings Corp. 7.650%, due
         11/1/13.............................       540,000       560,041
       Ohio Casualty Corp. 7.300%, due
         6/15/14.............................       850,000       903,742
       Platinum Underwriters Fin. Inc.
         7.500%, due 6/1/17 (144A)(c)........     1,305,000     1,281,689
       Presidential Life Corp. 7.875%, due
         2/15/09.............................     1,075,000     1,058,875
       Provident Cos., Inc. 7.000%, due
         7/15/18.............................       500,000       498,515
                                                            -------------
                                                                6,086,777
                                                            -------------
       INTERNET SOFTWARE & SERVICES - 0.7%
       Anixter, Inc., Co. Guaranteed 5.950%,
         due 3/1/15..........................       714,000       684,163
       Globix Corp. 11.000%, due 5/1/08(g)...        23,802        22,790
       Hanarotelecom, Inc. 7.000%, due
         2/1/12 (144A)(c)....................       615,000       599,224
       Verado Holdings, Inc. 13.000%, due
         4/15/08(b)(d)(e)....................       138,403             0
                                                            -------------
                                                                1,306,177
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       --------------------------------------------------------------------

       LODGING - 0.1%
       Trump Entertainment Resorts, Inc.
         8.500%, due 6/1/15................. $     200,000 $     194,750
                                                           -------------
       MACHINERY - 0.2%
       Gardner Denver, Inc., Series WI
         8.000%, due 5/1/13.................       400,000       418,000
       Manitowoc Co., Inc. 10.375%, due
         5/15/11(e).........................        15,000        19,792
                                                           -------------
                                                                 437,792
                                                           -------------

       MEDIA - 0.0%
       CanWest Media, Inc. 8.000%, due
         9/15/12............................           879           925
       Pegasus Communications Corp., Series
         B 9.750%, due 12/1/06(b)...........        20,000         5,025
                                                           -------------
                                                                   5,950
                                                           -------------
       METALS & MINING - 2.1%
       CSN Islands IX Corp. 10.000%, due
         1/15/15 (144A)(c)..................       125,000       137,188
       Freeport-McMoRan C & G 6.875%, due
         2/1/14.............................       430,000       425,700
       Intl. Steel Group, Inc. 6.500%, due
         4/15/14............................       571,000       563,862
       Ispat Inland ULC 10.804%, due
         4/1/10**...........................       250,000       261,250
       Novelis, Inc. 7.250%, due 2/15/15
         (144A)(c)..........................       400,000       367,000
       Steel Dynamics, Inc. 9.500%, due
         3/15/09............................       155,000       164,300
       Vale Overseas, Ltd. 8.250%, due
         1/17/34............................     1,100,000     1,193,500
       Vedanta Resources Plc 6.625%, due
         2/22/10 (144A)(c)..................       840,000       813,656
       Wheeling-Pittsburgh Corp.
        Series A 5.000%, due 7/30/11........         8,360         6,730
        Series B 6.000%, due 7/30/10........         4,420         3,558
                                                           -------------
                                                               3,936,744
                                                           -------------
       OFFICE - 0.2%
       Xerox Corp.
         9.750%, due 1/15/09................       100,000       111,000
        9.750%, due 1/15/09.................        35,000        49,329
        7.125%, due 6/15/10.................       245,000       256,025
                                                           -------------
                                                                 416,354
                                                           -------------
       OIL & GAS - 5.5%
       Aker Kvaerner ASA 5.00%/0.000%, due
         10/30/11(f)........................    10,675,000     1,470,442
       Baytex Energy, Ltd. 9.625%, due
         7/15/10............................     1,000,000     1,047,500
       Clayton Williams Energy, Inc. 7.750%,
         due 8/1/13 (144A)(c)...............       560,000       543,200

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       OIL & GAS - CONTINUED
       Compass Minerals International, Inc.
        12.750%/0.000%, due
          12/15/12(f)........................ $      60,000 $      53,100
        Series B12.000%0.000%/, due
          6/1/13(f)..........................        90,000        76,950
       Comstock Resources, Inc. 6.875%, due
         3/1/12..............................       365,000       362,263
       Delta Petroleum Corp. 7.000%, due
         4/1/15 (144A)(c)....................        95,000        90,250
       Doe Run Resources Corp., Series AI
         11.750%, due 11/1/08(g).............         8,491         6,666
       Dresser-Rand Group, Inc. 7.375%, due
         11/1/14 (144A)(c)...................        88,000        90,640
       Gazprom International SA 7.201%, due
         2/1/20 (144A)(c)....................       800,000       853,000
       Harvest Operations Corp. 7.875%, due
         10/15/11............................       490,000       477,750
       Holly Energy Partners LP 6.250%, due
         3/1/15 (144A)(c)....................     1,035,000     1,009,125
       J. Ray McDermott S.A. 11.500%, due
         12/15/13 (144A)(c)..................       925,000     1,063,750
       Parker Drilling Co., Series B 10.125%,
         due 11/15/09........................        39,000        40,414
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14................       200,000       219,100
       Petroquest Energy, Inc. 10.375%, due
         5/15/12.............................       750,000       796,875
       Pioneer Natural Resources Co. 6.500%,
         due 1/15/08.........................        17,000        17,336
       SEMCO Energy, Inc. 7.750%, due
         5/15/13.............................        65,000        67,339
       Seven Seas Petroleum, Inc., Series B
         12.500%, due 5/15/05(b)(d)(e).......        60,000             0
       Stone Energy Corp.
         8.250%, due 12/15/11................        80,000        83,600
        6.750%, due 12/15/14.................       600,000       573,000
       TengizChevroil Finance Co. 6.124%, due
         11/15/14 (144A)(c)..................       800,000       806,000
       Whiting Petroleum Corp. 7.000%, due
         2/1/14 (144A)(c)....................       557,000       561,177
       XCL Ltd., Series UNIT 13.500%, due
         5/1/04 (144A)(b)(c)(d)(e)...........        80,000             0
       XTO Energy, Inc. 6.250%, due
         4/15/13.............................        30,000        31,540
                                                            -------------
                                                               10,341,017
                                                            -------------
       PAPER & FOREST PRODUCTS - 0.8%
       Abitibi Consolidated, Inc. 7.875%, due
         8/1/09..............................         1,000           962
       Bowater, Inc. 6.500%, due
         6/15/13(a)..........................       950,000       840,750

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       PAPER & FOREST PRODUCTS - CONTINUED
       Louisiana-Pacific Corp. 8.875%, due
         8/15/10............................. $      10,000 $      11,108
       Mercer International, Inc. 9.250%, due
         2/15/13(a)..........................       115,000        97,175
       Sino-Forest Corp. 9.125%, due 8/17/11
         (144A)(c)...........................       500,000       533,750
       Tembec Industries, Inc. 7.750%, due
         3/15/12(a)..........................        20,000        12,600
                                                            -------------
                                                                1,496,345
                                                            -------------

       PHARMACEUTICALS - 0.3%
       Warner Chilcott Corp. 8.750%, due
         2/1/15 (144A)(c)....................       580,000       536,500
                                                            -------------
       REAL ESTATE INVESTMENT TRUST - 1.6%
       B.F. Saul, (REIT) 7.500%, due
         3/1/14..............................       470,000       481,750
       Crescent Real Estate Equities LP
         9.250%, due 4/15/09.................       150,000       159,000
       Host Marriott LP, Series O 6.375%, due
         3/15/15.............................       990,000       965,250
       Trustreet Properties, Inc.
        7.500%, due 4/1/15...................       775,000       788,563
        7.500%, due 4/1/15 (144A)(c).........       300,000       305,250
       Ventas Realty LP/Ventas Capital Corp.
         7.125%, due 6/1/15..................       350,000       363,125
                                                            -------------
                                                                3,062,938
                                                            -------------
       RETAIL - MULTILINE - 1.1%
       Asbury Automotive Group 8.000%, due
         3/15/14(a)..........................       350,000       323,750
       Brown Shoe Co., Inc. 8.750%, due
         5/1/12..............................       477,000       491,310
       Duane Reade, Inc.
         8.370%, due 12/15/10**..............       325,000       310,375
        9.750%, due 8/1/11...................       440,000       325,600
       GSC Holdings Corp. 8.000%, due
         10/1/12 (144A)(a)(c)................       285,000       278,588
       Pep Boys-Manny, Moe & Jack 7.500%,
         due 12/15/14(a).....................        86,000        80,840
       Toys "R" Us, Inc. 7.375%, due
         10/15/18(a).........................       350,000       250,250
                                                            -------------
                                                                2,060,713
                                                            -------------
       SAVINGS & LOANS - 0.1%
       Western Financial Bank 9.625%, due
         5/15/12.............................        90,000       103,275
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
       Chartered Semiconductor
         Manufacturing, Ltd. 6.375%, due
         8/3/15..............................       495,000       474,039
                                                            -------------

      -----------------------------------------------------------------------
      SECURITY                                     PAR             VALUE
      DESCRIPTION                                 AMOUNT          (NOTE 2)
      -----------------------------------------------------------------------

      SOFTWARE - 0.2%
      Riverdeep Group, Ltd. 9.250%, due
        4/15/11 (144A)(c)..................... $     225,000    $     305,310
                                                                -------------
      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 1.8%
      Alamosa Delaware, Inc. 11.000%, due
        7/31/10...............................        90,000          100,125
      COLO.COM, Inc. 13.875%, due 3/15/10
        (144A)(b)(c)(d)(e)....................       181,448                0
      Colt Telecom Group Plc 7.625%, due
        12/15/09..............................        15,000           18,127
      Corning, Inc. 5.900%, due
        3/15/14(a)............................       700,000          699,256
      GCI, Inc. 7.250%, due 2/15/14(a)........       500,000          487,500
      Insight Midwest LP/Insight Capital, Inc.
        9.750%, due 10/1/09...................        15,000           15,488
      Intelsat, Ltd./Zeus Special 9.250%, due
        2/1/15 (144A)(c)(f)...................       810,000          536,625
      MCI, Inc.
        6.908%, due 5/1/07....................        19,000           19,238
       7.688%, due 5/1/09.....................        19,000           19,736
       8.735%, due 5/1/14.....................        16,000           17,760
      Mobile TeleSystems 8.375%, due
        10/14/10 (144A)(c)....................       360,000          377,100
      Rogers Wireless, Inc. 7.625%, due
        12/15/11..............................       700,000          628,893
      Tele Norte Celular Participacoes SA,
        Series B 8.000%, due 12/18/13.........       450,000          481,500
                                                                -------------
                                                                    3,401,348
                                                                -------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.4%
      INVISTA 9.250%, due 5/1/12
        (144A)(c).............................       735,000          792,881
                                                                -------------
      TRANSPORTATION - 2.0%
      Atlantic Express Transportation Corp.,
        Series B 12.000%, due 4/15/08.........       525,000          464,625
      Greenbrier Cos., Inc. 8.375%, due
        5/15/15...............................       860,000          887,950
      Grupo Transportacion Ferroviaria
        Mexicana S.A. DE CV 9.375%, due
        5/1/12 (144A)(c)......................       330,000          359,700
      Ship Finance International Ltd. 8.500%,
        due 12/15/13..........................     1,000,000          958,750
      Stena AB 7.000%, due 12/1/16............     1,000,000          905,000
      Trailer Bridge, Inc. 9.250%, due
        11/15/11..............................       100,000          103,250
                                                                -------------
                                                                    3,679,275
                                                                -------------
      UTILITIES - 2.4%
      AES Corp. 8.750%, due 6/15/08...........         7,000            7,332
      Caithness Coso Funding Corp. 6.263%,
        due 6/15/14 (144A)(c).................       775,000          786,939

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------------
     SECURITY                                      PAR             VALUE
     DESCRIPTION                                  AMOUNT          (NOTE 2)
     ---------------------------------------------------------------------------

     UTILITIES - CONTINUED
     FPL Energy American Wind LLC 6.639%,
       due 6/20/23 (144A)(c).................. $     712,880    $     741,193
     FPL Energy Wind Funding LLC 6.876%,
       due 6/27/17 (144A)(c)..................       217,750          221,288
     Kiowa Power Partners LLC, Series B
       5.737%, due 3/30/21 (144A)(c)..........       650,000          645,013
     Mission Energy Holding Co. 13.500%,
       due 7/15/08............................        30,000           34,875
     MSW Energy Holdings II LLC/MSW
       Energy Finance Co. II, Inc. 7.375%,
       due 9/1/10.............................       600,000          624,000
     Northeast Utilities, Series A 8.580%, due
       12/1/06................................            20               20
     Ormat Funding Corp. 8.250%, due
       12/30/20...............................       981,611          991,427
     Reliant Energy, Inc. 6.750%, due
       12/15/14...............................       315,000          294,525
     Sierra Pacific Power Co., General and
       Refunding Mortgage Bonds, Series A
       8.000%, due 6/1/08.....................         5,000            5,275
     Southern California Edison Co. 6.375%,
       due 1/15/06(a).........................        20,000           20,070
     Tiverton Power Associates LP/Rumford
       Power Associates LP, Pass-Through
       Certificate 9.000%, due 7/15/18
       (144A)(c)..............................        99,337           77,980
     Westar Energy, Inc. 7.125%, due
       8/1/09.................................       110,000          115,955
                                                                -------------
                                                                    4,565,892
                                                                -------------
     Total Domestic Bonds & Debt Securities
     (Cost $84,954,267)                                            84,535,264
                                                                -------------

     CONVERTIBLE BOND & NOTE - 0.0%
     INTERNET - 0.0%
     Cybernet Internet Services International,
       Inc. 13.000%, due 8/15/09
       (144A)(b)(c)(d)(e)
       (Cost - $440,068)......................       440,000                0
                                                                -------------
     U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 7.0%
     Federal Home Loan Mortgage Corp.
       4.500%, due 4/1/35.....................     1,648,943        1,539,883
     Federal Home Loan Mortgage Corp.
       (FHLMC) 6.000%, due 10/1/35............     4,000,000        4,042,258
      Series 216, Class IO 6.000%, due
        12/1/31...............................       397,712           87,905
      Series 2235, Class PO 0.000%, due
        6/15/30...............................        42,346           34,756
      Series 2448, Class SM 4.030%, due
        3/15/32**.............................       243,566           22,112

       -----------------------------------------------------------------------
       SECURITY                                  PAR             VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       -----------------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED
        Series 2478, Class SY 4.180%, due
          3/15/21**......................... $      15,076    $         441
        Series 2515, Class IG 5.500%, due
          3/15/32...........................       256,700           71,568
        Series 2579, Class GS 3.680%, due
          1/15/17**.........................       300,555           19,299
        STRIP, Series 215, Class PO 0.000%,
          due 6/1/31........................        51,757           43,470
       Federal Home Loan Mortgage Corp.
         (FHLMC) Gold Pool 6.000%, due
         4/1/35-6/1/35......................     1,226,278        1,239,233
       Federal National Mortgage Association
         (FNMA) 7.500%, due 1/1/30..........         5,242            5,541
       Pass-Through Certificate, Series
         2002-14, Class A2 7.500%, due
         1/25/42............................        43,427           45,136
        Series 1999-51, Class N, PO 0.000%,
          due 9/17/29.......................        22,921           19,498
        Series 2001-74, Class MI, IO
          6.000%, due 12/25/15..............        33,527            2,180
        Series 2002-52, Class SL, IO 3.962%,
          due 9/25/32**.....................        94,939           10,163
        Series 2002-63, Class SN, IO 3.962%,
          due 10/25/32**....................       105,555            8,272
        Series 2002-9, Class MS, IO 4.062%,
          due 3/25/32**.....................       225,127           18,236
        Series 2003-23, Class AI, IO 5.000%,
          due 3/25/17.......................       596,880           74,493
        Series 2003-26, Class IG, IO 6.000%,
          due 4/25/33.......................       105,493           23,245
        Series 2003-34, Class ES, IO 2.962%,
          due 12/31/50**....................       871,963           51,564
        Series 2003-34, Class SG, IO 2.962%,
          due 2/25/33**.....................       361,964           21,440
        Series 2003-34, Class SP, IO 3.062%,
          due 1/25/32**.....................       982,945           55,859
        Series 2003-49, Class TS, IO 3.662%,
          due 12/31/50**....................       511,471           43,462
        Series 318, Class 2, IO 6.000%, due
          12/31/31..........................       152,302           35,672
        Series 322, Class 2, IO 6.000%, due
          3/1/32............................       100,503           23,571
        Series 332, Class 2, IO 6.000%, due
          2/1/33............................       117,799           28,216
       Federal National Mortgage Association
         (FNMA) Grantor Trust: Pass-Through
         Certificate
        Series 1999-T2, Class A1 7.500%,
          due 1/19/39.......................        45,682           47,909
        Series 2001-T1, Class A1 7.500%,
          due 10/25/40......................       109,458          113,328

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                  PAR          VALUE
       DESCRIPTION                              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------

       U. S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - CONTINUED
        Series 2001-T10, Class A2 7.500%,
          due 12/25/41...................... $      59,856 $      62,694
        Series 2001-T3, Class A1 7.500%,
          due 11/25/40......................        35,302        36,585
        Series 2001-T4, Class A1 7.500%,
          due 7/25/41.......................       106,545       111,532
        Series 2001-T7, Class A1 7.500%,
          due 2/25/41.......................       234,265       244,717
        Series 2002-T1, Class A2 7.000%,
          due 11/25/31......................           535           554
        Series. 2000-T6, Class A1 7.500%,
          due 6/25/30.......................        22,155        22,952
        Series. 2001-T10, Class A1 7.000%,
          due 12/25/41......................         6,430         6,655
       Government National Mortgage
         Association 4.500%, due 3/20/35....     1,426,620     1,342,945
       Government National Mortgage
         Association (GNMA)
         6.000%, due 12/15/33...............       662,755       674,704
        4.500%, due 10/15/35................     3,000,000     2,839,043
                                                           -------------
       Total U. S. Government Agency
       Mortgage-Backed Securities
       (Cost $14,011,107)                                     13,071,091
                                                           -------------
       U. S. GOVERNMENT & AGENCY OBLIGATIONS - 31.6%
       Federal Home Loan Mortgage Corp.
         (FHLMC)
         5.000%, due 5/1/34.................       965,485       931,311
        5.500%, due 11/1/34-1/1/35..........     2,344,673     2,317,892
       Federal National Mortgage Association
         (FNMA)
         6.375%, due 8/15/07................     1,350,000     1,019,669
        5.500%, due 12/1/18-3/1/25..........     1,217,649     1,213,346
        5.000%, due 2/1/20..................       565,612       558,312
        7.500%, due 1/1/30-10/1/30..........         3,218         3,401
        4.500%, due 3/1/35..................       424,936       397,169
       Freddie Mac Gold Pool
         4.500%, due 11/1/18-5/1/20.........     1,444,016     1,398,437
        5.000%, due 6/1/35..................       546,907       526,536
       Ginnie Mae I Pool
         5.000%, due 10/15/33-6/15/35.......     4,600,295     4,491,697
        5.500%, due 4/15/34-6/15/35.........     3,884,640     3,882,157
        4.500%, due 4/15/35.................     3,445,781     3,260,907
       Government National Mortgage
         Association (GNMA)
         5.000%, due 10/15/18-8/20/34.......       601,472       593,140
        5.500%, due 8/15/19-10/15/34........     3,709,590     3,725,539
        6.000%, due 2/15/24-7/15/33.........       849,490       864,383
        6.500%, due 11/15/32................        24,864        25,806
        4.500%, due 9/15/33-4/15/35.........     4,429,171     4,192,100

      --------------------------------------------------------------------
      SECURITY                                     PAR          VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Bonds
        7.250%, due 5/15/16(a)................ $   2,350,000 $   2,852,681
       5.250%, due 11/15/28-2/15/29(a)........       820,000       869,892
      U.S. Treasury Notes
        4.875%, due 2/15/12(a)................       745,000       760,046
       4.000%, due 2/15/14-2/15/15(a).........     3,630,000     3,475,995
       4.125%, due 5/15/15(a).................       900,000       868,782
       6.250%, due 8/15/23(a).................       370,000       431,932
       5.375%, due 2/15/31(a).................       265,000       289,099
      Inflation Indexed 3.000%, due
        7/15/12(a)............................     2,932,423     3,136,434
      U.S. Treasury STRIPS
        4.447%, due 2/15/11(a)(h).............     3,200,000     2,535,459
       4.577%, due 5/15/13(a)(h)..............     1,500,000     1,065,390
      United States Treasury Inflation Indexed
        Bonds 3.375%, due 1/15/12(a)..........     3,107,579     3,383,743
      United States Treasury Inflation
        Protected (TIPS) Notes 3.500%, due
        1/15/11(a)............................     9,161,471     9,926,601
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $60,101,978)                                        58,997,856
                                                             -------------

      MUNICIPALS - 1.6%
      IOWA - 0.6%
      Tobacco Settlement Authority, Tobacco
        Settlements Asset-Backed Bonds,
        Series 2001B 5.600%, due 6/1/35.......     1,130,000     1,154,860
                                                             -------------
      LOUISIANA - 0.2%
      Tobacco Settlement Financing Corp., LA
        Tobacco Settlement Asset-Backed
        Bonds, Series 2001B 5.875%, due
        5/15/39...............................       300,000       313,113
                                                             -------------
      MINNESOTA - 0.2%
      Minneapolis & St. Paul Metropolitan
        Airports Commission, Special
        Facilities Revenue, Northwest Airlines
        Project, Series A 7.000%, due
        4/1/25................................       500,000       327,020
                                                             -------------
      NEW JERSEY - 0.5%
      New Jersey Economic Development
        Authority, Special Facilities Revenue,
        Continental Airlines, Inc. Project
        6.250%, due 9/15/29...................       430,000       346,881
      Tobacco Settlement Financing Corp., NJ
        Tobacco Settlement Asset-Backed
        Bonds 7.000%, due 6/1/41..............       440,000       516,116
                                                             -------------
                                                                   862,997
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       --------------------------------------------------------------------
       SECURITY                                  PAR             VALUE
       DESCRIPTION                              AMOUNT          (NOTE 2)
       --------------------------------------------------------------------

       WASHINGTON - 0.1%
       Tobacco Settlement Authority, WA
         Tobacco Settlement Asset-Backed
         Bonds 6.625%, due 6/1/32........... $     220,000    $     238,700
                                                              -------------
       Total Municipals
       (Cost $2,561,548)                                          2,896,690
                                                              -------------

       FOREIGN BONDS & DEBT SECURITIES - 5.6%
       CANADA - 2.1%
       Government of Canada
         4.250%, due 9/1/09.................       282,000          242,902
        5.500%, due 6/1/10..................       330,000          298,856
        5.250%, due 6/1/12..................     1,230,000        1,117,670
       Province of Ontario, Series E
         5.500%, due 4/23/13................     3,000,000        2,195,279
                                                              -------------
                                                                  3,854,707
                                                              -------------
       FRANCE - 0.8%
       Government of France, Series OATi
         3.000%, due 7/25/09................     1,113,900        1,446,039
                                                              -------------
       NETHERLANDS - 0.1%
       Kingdom of the Netherlands
         5.000%, due 7/15/12................       130,000          172,900
                                                              -------------
       NORWAY - 1.3%
       Government of Norway
         6.750%, due 1/15/07................     8,045,000        1,294,841
        5.500%, due 5/15/09.................     2,200,000          361,703
        6.000%, due 5/16/11.................     4,220,000          726,647
                                                              -------------
                                                                  2,383,191
                                                              -------------
       SWEDEN - 1.4%
       Kingdom of Sweden
         5.250%, due 3/15/11................     5,645,000          789,723
        5.500%, due 10/8/12.................    12,740,000        1,839,343
                                                              -------------
                                                                  2,629,066
                                                              -------------
       UKRAINE - 0.0%
       Government of Ukraine
         11.000%, due 3/15/07...............        26,602           27,977
                                                              -------------
       Total Foreign Bonds & Debt Securities
       (Cost $9,688,679)                                         10,513,880
                                                              -------------

       FOREIGN BONDS & DEBT SECURITIES - EMERGING MARKETS - 2.6%
       BRAZIL - 0.6%
       Federative Republic of Brazil
         10.000%, due 1/16/07-8/7/11........       130,000          140,325
        10.125%, due 5/15/27................       290,000          335,675
       Banco Nacional de Desenvolvimento
         Economico e Social, Notes
         8.000%, due 4/28/10................   550,000,000          367,817
       DCB, Series L, Registered
         5.250%, due 4/15/12**..............       141,516          138,417
        Series B 8.875%, due 4/15/24........        66,000           68,475
                                                              -------------
                                                                  1,050,709
                                                              -------------

    --------------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    --------------------------------------------------------------------------

    COLOMBIA - 0.7%
    Republic of Colombia
      9.750%, due 4/23/09...................... $      50,000 $      56,225
     9.750%, due 4/9/11........................       607,407       695,481
     10.750%, due 1/15/13......................       485,000       591,700
                                                              -------------
                                                                  1,343,406
                                                              -------------
    MEXICO - 0.4%
    United Mexican States
      4.625%, due 10/8/08......................       230,000       227,527
     7.500%, due 1/14/12(a)....................       144,000       159,912
     8.625%, due 2/1/22........................        90,000       107,775
     8.300%, due 8/15/31.......................       200,000       245,500
                                                              -------------
                                                                    740,714
                                                              -------------
    PERU - 0.2%
    Republic of Peru, FLIRB Bonds
      5.000%, due 3/7/17 (144A)**(c)...........       112,700       106,783
    Republic of Peru 5.000%, due
      3/7/17...................................       217,300       209,423
                                                              -------------
                                                                    316,206
                                                              -------------
    RUSSIA - 0.7%
    Russian Federation
      8.250%, due 3/31/10......................        60,000        64,188
     5.000%, due 3/31/30
       (144A)(a)(c)............................     1,197,500     1,332,219
                                                              -------------
                                                                  1,396,407
                                                              -------------
    Total Foreign Bonds & Debt Securities -
    Emerging Markets
    (Cost $3,423,359)                                             4,847,442
                                                              -------------

    ESCROWED SHARES - 0.0%
    Vlasic Foods International, Inc. 0.000%,
      due 1/1/49 (Cost - $0)...................       190,660         6,902
                                                              -------------

    LOAN PARTICIPATION - 0.2%
    CHILE - 0.2%
    Empresa Electrica Guacolda S.A. (CS
      First Boston) 8.625%, due 4/30/13
      (144A)(c)................................       324,000       360,490
                                                              -------------
    UNITED STATES - 0.0%
    Olympus Cable Holdings LLC, Tranche B
      (First Union Securities, Inc. The Bank of
      Nova Scotia) 4.798%, due 9/30/10.........        36,164        35,802
                                                              -------------
    Total Loan Participation
    (Cost $383,618)                                                 396,292
                                                              -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 0.3%
        AIRLINES - 0.0%
        US Airways Group, Inc., Class A
          Shares*(a).........................           25 $           0
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           757
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
        US Airways Group, Inc., Liquidating
          Trust, Certificate of Beneficial
          Interest*..........................       37,802           756
                                                           -------------
                                                                   6,805
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.0%
        AGY Holding Corp.*(d)................           33         4,686
        Loewen Group, Inc.*(d)(e)............       20,000             2
        Polymer Group, Inc., Class A
          Shares*(a).........................          136         3,260
                                                           -------------
                                                                   7,948
                                                           -------------
        FINANCIALS - DIVERSIFIED - 0.0%
        Amresco, Inc., Liquidating Trust
          Shares*(d).........................      150,000             0
        Outsourcing Solutions, Inc.*(d)......          246         1,047
                                                           -------------
                                                                   1,047
                                                           -------------
        FOOD PRODUCTS - 0.0%
        Archibald Candy Corp.*(d)(e).........          308           878
        Aurora Foods, Inc.*(d)(e)............        2,833             0
        PSF Group Holdings, Inc. LLC, Class A
          Shares*(d).........................           22        38,552
                                                           -------------
                                                                  39,430
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                             SHARES       (NOTE 2)
        ----------------------------------------------------------------

        INSURANCE - 0.1%
        Conseco, Inc.*......................         5,666 $     115,020
        Leucadia National Corp..............            13           558
                                                           -------------
                                                                 115,578
                                                           -------------
        IT CONSULTING & SERVICES - 0.0%
        Comdisco Holding Co., Inc.*.........            83         1,411
                                                           -------------
        MEDIA - 0.0%
        Rogers Communications, Inc..........           343        13,559
                                                           -------------
        OIL & GAS - 0.0%
        New XCL-China LLC, Class C
          Units*(d).........................            79        11,123
        Sterling Chemicals, Inc.*...........            35           822
        York Research*(d)(e)................           337             0
                                                           -------------
                                                                  11,945
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
        Cincinnati Bell, Inc.*..............            35           139
        Covad Communications Group, Inc.*...            10             9
        Ionex Communications, Inc.*(d)......           176             0
        KNOLOGY, Inc.*(a)(e)................            49            93
        MCI, Inc............................             1            20
                                                           -------------
                                                                     261
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Dobson Communications Corp., Class A
          Shares*...........................        15,125       110,261
        iPCS, Inc.*.........................         5,531       215,709
        USA Mobility, Inc.*(a)..............             4           100
                                                           -------------
                                                                 326,070
                                                           -------------
        Total Common Stocks
        (Cost $667,765)                                          524,054
                                                           -------------

        PREFERRED STOCKS - 0.2%
        AIRLINES - 0.0%
        US Airways Group, Inc., Class A
          Shares*(d)(e).....................            16             0
                                                           -------------
        FOOD PRODUCTS - 0.2%
        Doane Pet Care Co., 14.25%, Senior
          Exchangeable*.....................         3,000       312,750
                                                           -------------
        MEDIA - 0.0%
        PTV, Inc., 10.00%, Cumulative,
          Series A(d).......................             1             2
                                                           -------------
        Total Preferred Stocks
        (Cost $120,375)                                          312,752
                                                           -------------
        CONVERTIBLE PREFERRED STOCK - 0.0%
        COMMUNICATIONS EQUIPMENT - 0.0%
        Telex Communications, Inc.,
          Series B^......................... $       1,417            14
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                SHARES         (NOTE 2)
       ------------------------------------------------------------------------

       METALS & MINING - 0.0%
       LTV Corp. 8.250%,
         (144A)(b)(c)(d)......................        7,000    $           0
       Weirton Steel Corp., Series C (d)(h)...          180                0
                                                               -------------
                                                                           0
                                                               -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       Dobson Communications Corp., 6.00%,
         Series F 6.000%, due 8/19/16
         (144A)(c)(e).........................          259           43,642
                                                               -------------
       Total Convertible Preferred Stock
       (Cost $406,371)                                                43,656
                                                               -------------

       RIGHTS - 0.0%
       VENEZUELA - 0.0%
       United Mexican States, Value Recovery
         Rights, Series D, due 6/30/06........      250,000            4,625
       United Mexican States, Value Recovery
         Rights:, Series E, due 6/30/07.......      250,000            6,125
                                                               -------------
       Total Rights
       (Cost $0)                                                      10,750
                                                               -------------

       WARRANTS - 0.1%
       AIRLINES - 0.0%
       US Airways Group, Inc., Expire 4/15/08,
         Class A1,*(d)(e).....................           16                0
                                                               -------------
       COMMERCIAL SERVICES & SUPPLIES - 0.0%
       AGY Holding Corp.,
         Non-Expiring*(d)(e)..................           27                0
       MDP Acquisitions Plc Corp.*
         (144A)(c)............................           42              840
                                                               -------------
                                                                         840
                                                               -------------
       COMMUNICATIONS EQUIPMENT - 0.0%
       American Tower Corp., Expire 8/1/08*
         (144A)(c)............................          140           47,253
       COLO.COM, Inc., Expire 3/15/10*
         (144A)(c)(d)(e)......................          220                0
       ICG Communications, Inc., Expire
         9/15/05*(d)(e).......................          495                0
       KMC Telecom Holdings, Inc., Expire
         1/31/08*(d)(e).......................          250                0
       Startec Global Communications Corp.,
         Expire 5/15/08*(d)(e)................          170                0
                                                               -------------
                                                                      47,253
                                                               -------------

       CONTAINERS & PACKAGING - 0.0%
       Pliant Corp.* (144A)(c)(d)(e)..........           90                1
                                                               -------------

       ------------------------------------------------------------------
       SECURITY                                                   VALUE
       DESCRIPTION                                       SHARES  (NOTE 2)
       ------------------------------------------------------------------
       FINANCIALS - DIVERSIFIED - 0.0%
       ContiFinancial Corp., Liquidating Trust, Units of
         Interest (Represents interest in a trust in the
         liquidation of ContiFinancial Corp. and its
         affiliates),*.................................. 845,262 $  1,056
       Mediq Inc., Expire 6/1/09*(d)(e).................     110        0
                                                                 --------
                                                                    1,056
                                                                 --------
       FOOD PRODUCTS - 0.0%
       TravelCenters of America, Inc., Expire
         11/14/10*(d)(e)................................     750    4,125
                                                                 --------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Mikohn Gaming Corp., Expire 8/15/08*(d)(e).......      70        1
                                                                 --------
       INDUSTRIAL - DIVERSIFIED - 0.0%
       Dayton Superior Corp., Expire 6/15/09*
         (144A)(c)(d)(e)................................     210        0
       Solutia Inc., Expire 7/15/09*(c)(d)(e)...........      18        0
                                                                 --------
                                                                        0
                                                                 --------
       MEDIA - 0.0%
       XM Satellite Radio Holdings Inc., Expire 3/15/10*
         (144A)(c)......................................     100    6,451
                                                                 --------
       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
       KNOLOGY Holdings, Inc., Expire
         10/22/07*(d)(e)................................     215        0
                                                                 --------
       WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       UbiquiTel Inc., Expire 4/15/10*
         (144A)(c)(d)(e)................................     310        3
                                                                 --------
       TRANSPORTATION INFRASTRUCTURE - 0.0%
       Atlantic Express Transportation Corp. Expires
         4/15/08, Series B,*............................     525    2,100
                                                                 --------
       FOREIGN GOVERNMENT - 0.1%
       Republic of Venezuela, Expire 4/15/20 expires
         4/15/20........................................   1,700   52,700
                                                                 --------
       Total Warrants
       (Cost $77,982)                                             114,530
                                                                 --------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)

   ----------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR          VALUE
   DESCRIPTION                                     AMOUNT           (NOTE 2)
   ----------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 23.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     10/31/05 at 2.45% to be purchased
     at $6,305,429 on 11/01/05
     collateralized by $5,825,000 U.S.
     Treasury Bonds 5.500% due 8/15/28
     with a value of $6,433,579................ $   6,305,000    $   6,305,000
   State Street Navigator Securities Lending
     Prime Portfolio(i)........................    36,905,531       36,905,531
                                                                 -------------
   Total Short-Term Investments
   (Cost $43,210,531)                                               43,210,531
                                                                 -------------

   TOTAL INVESTMENTS - 117.7%
   (Cost $220,047,648)                                             219,481,690

   Other Assets and Liabilities (net) - (17.7)%                    (33,033,077)
                                                                 -------------

   TOTAL NET ASSETS - 100.0%                                     $ 186,448,613
                                                                 =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) All or a portion of security is out on loan.

(b) Security is in default.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent 19.20% of net assets.

(d) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(e) Illiquid security. At October 31, 2005, the value of these securities amounted to 70,847 or 0.04% of net assets.

(f) Security is a "Step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(g) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h) Zero coupon bond - Interest rate represents current yield to maturity.

(i) Represents investment of collateral received from securities lending transactions. (Note 6)

ABBREVIATIONS USED IN THIS SCHEDULE:

Comml. - Commercial

DCB - Debt Conversion Bond

FHLMC - Federal Home Loan Mortgage Corporation

FLIRB - Front-Loaded Interest Reduction Bonds

FNMA - Federal National Mortgage Association

Fin. - Finance

GNMA - Government National Mortgage Association

IO - Interest Only

Intl. - International

PO - Principal Only

The following table summarizes the credit composition of the portfolio holdings of the Pioneer Strategic Income Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        45.69%
                 AA                                       1.30
                 A                                        0.43
                 BBB                                     11.14
                 BB                                      14.89
                 B                                       19.54
                 Below B                                  4.63
                 Equities/Other                           2.38
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 31.7%
      ADVERTISING - 0.0%
      Lamar Media Corp. 6.625%, due 8/15/15
        (144A)(a)................................ $     5,000 $      5,063
                                                              ------------
      AEROSPACE & DEFENSE - 0.4%
      Alliant Techsystems, Inc. 8.500%,
        due 5/15/11..............................      25,000       26,250
      Sequa Corp. 9.000%, due 8/1/09.............      25,000       26,063
                                                              ------------
                                                                    52,313
                                                              ------------
      AIRLINES - 0.2%
      Continental Airlines, Inc., Pass-Through
        Certificates, Series 1998-3 7.250%,
        due 11/1/05..............................      25,000       25,008
                                                              ------------
      ASSET-BACKED SECURITIES - 2.5%
      Amortizing Residential Collateral Trust,
        Series 2002-BC6, Class M2 5.238%,
        due 8/25/32**............................     150,000      150,980
      Bear Stearns Asset-Backed Securities, Inc.
       Series 2003-HE1N, Class N1 6.500%,
         due 1/25/34(a)..........................       2,068        2,067
       Series 2004-FR1N, Class A1 5.000%,
         due 5/25/34(a)..........................       9,020        8,971
      Bear Stearns Asset-Backed Securities, Inc.
        NIM Trust, Series 2004-HE6N, Class A1
        5.250%, due 8/25/34 (144A)(a)............       9,268        9,224
      Countrywide Asset-Backed Certificates,
        Series 2004-05, Class M4 5.290%,
        due 6/25/34**............................      50,000       50,776
      Countrywide Asset-Backed Securities, Inc.,
        Series 2004-05N, Class N1 5.500%,
        due 10/25/35 (144A)(a)...................       9,210        9,176
      First Consumers Credit Card Master Trust,
        Series 2001-A, Class A 4.280%,
        due 9/15/08**............................      15,877       15,787
      Metris Master Trust, Series 2001-2, Class B
        5.080%, due 11/20/09**...................      70,000       70,172
      Novastar Home Equity Loan, Series 2003-04,
        Class M2 5.663%, due 2/25/34**...........      20,000       20,383
      Sail Net Interest Margin Notes
       Series 2003-3, Class A 7.750%,
         due 4/27/33(a)..........................       1,105        1,109
       Series 2004-4A, Class A 5.000%,
         due 4/27/34(a)..........................       6,801        6,795
                                                              ------------
                                                                   345,440
                                                              ------------
      AUTOMOBLIES - 1.0%
      DaimlerChrysler North America Holding Corp.
        4.050%, due 6/4/08.......................      50,000       48,572
      Delphi Corp. 6.500%, due 8/15/13...........       5,000        3,488

     -------------------------------------------------------------------------
     SECURITY                                         PAR            VALUE
     DESCRIPTION                                     AMOUNT         (NOTE 2)
     -------------------------------------------------------------------------

     AUTOMOBLIES - CONTINUED
     Ford Motor Co.
      6.625%, due 10/1/28......................... $    10,000    $      6,900
      7.450%, due 7/16/31.........................      40,000          29,600
      8.900%, due 1/15/32.........................       5,000           4,112
     General Motors Corp. 8.375%,
       due 7/15/33................................      20,000          14,925
     TRW Automotive, Inc. 9.375%,
       due 2/15/13................................      22,000          23,760
                                                                  ------------
                                                                       131,357
                                                                  ------------
     CHEMICALS - 1.8%
     FMC Corp. 7.750%, due 7/1/11.................      25,000          26,945
     Huntsman Advanced Materials LLC 11.000%,
       due 7/15/10................................      25,000          27,875
     Huntsman International LLC 10.125%,
       due 7/1/09.................................      14,000          14,472
     ISP Chemco, Inc., Series B 10.250%, due
       7/1/11.....................................      25,000          26,719
     Lyondell Chemical Co. 11.125%,
       due 7/15/12................................      25,000          28,000
     Methanex Corp. 8.750%, due 8/15/12...........      25,000          27,844
     Millennium America, Inc. 9.250%,
       due 6/15/08................................      25,000          26,937
     Resolution Performance Products, Inc.
       13.500%, due 11/15/10......................      25,000          26,469
     Rhodia S.A. 8.875%, due 6/1/11...............      25,000          23,750
     Westlake Chemical Corp. 8.750%,
       due 7/15/11................................      16,000          17,200
                                                                  ------------
                                                                       246,211
                                                                  ------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
     Commercial Mortgage Pass-Through
       Certificates, Series 2003-FL9, Class E
       4.970%, due 11/15/15 (144A)**(a)...........      28,029          28,165
     Merit Securities Corp., Series 11PA, Class B2
       5.570%, due 9/28/32 (144A)**(a)............     114,473         111,701
                                                                  ------------
                                                                       139,866
                                                                  ------------
     CONTAINERS & PACKAGING - 0.8%
     Berry Plastics Corp. 10.750%, due 7/15/12....      25,000          25,875
     Graphic Packaging International Corp.
       9.500%, due 8/15/13........................      10,000           9,025
     Jefferson Smurfit Corp. 8.250%,
       due 10/1/12................................      25,000          23,687
     Plastipak Holdings, Inc. 10.750%,
       due 9/1/11.................................      25,000          27,500
     Pliant Corp. 11.125%, due 9/1/09.............       5,000           4,100
     Radnor Holdings Corp. 11.000%,
       due 3/15/10................................      25,000          19,625
                                                                  ------------
                                                                       109,812
                                                                  ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------------
      SECURITY                                       PAR            VALUE
      DESCRIPTION                                   AMOUNT         (NOTE 2)
      --------------------------------------------------------------------------

      ELECTRIC UTILITIES - 0.7%
      Edison Mission Energy 9.875%,
        due 4/15/11.............................. $    15,000    $     17,550
      NRG Energy, Inc. 8.000%, due 12/15/13......      17,000          18,615
      Reliant Energy, Inc. 9.250%, due 7/15/10...      25,000          26,375
      Texas Genco LLC/Texas Genco Financing
        Corp. 6.875%, due 12/15/14
        (144A)(a)................................      25,000          26,875
                                                                 ------------
                                                                       89,415
                                                                 ------------
      ENTERTAINMENT & LEISURE - 0.3%
      Gaylord Entertainment Co. 6.750%,
        due 11/15/14.............................      10,000           9,700
      Loews Cineplex Entertainment Corp.
        9.000%, due 8/1/14.......................      25,000          24,188
                                                                 ------------
                                                                       33,888
                                                                 ------------
      ENVIRONMENTAL SERVICES - 0.3%
      Allied Waste North America, Inc. 9.250%,
        due 9/1/12...............................      17,000          18,408
      IMCO Recycling, Inc. 10.375%, due
        10/15/10.................................      25,000          27,438
                                                                 ------------
                                                                       45,846
                                                                 ------------
      FINANCIALS - DIVERSIFIED - 6.5%
      Bank of America Corp. 7.400%, due
        1/15/11..................................      65,000          71,833
      BCP Crystal U.S. Holdings Corp. 9.625%, due
        6/15/14..................................      16,000          17,680
      Capital One Bank 5.750%, due 9/15/10.......      50,000          50,978
      CIT Group, Inc. 7.750%, due 4/2/12.........      75,000          84,947
      Corp Andina de Fomento 6.875%, due
        3/15/12..................................     100,000         108,246
      Countrywide Home Loans, Inc., Series L
        4.000%, due 3/22/11......................      75,000          70,465
      EnCana Holdings Finance Corp. 5.800%, due
        5/1/14...................................      50,000          52,060
      General Motors Acceptance Corp.
       6.750%, due 12/1/14.......................      25,000          23,946
       8.000%, due 11/1/31.......................       5,000           5,176
      HSBC Finance Corp. 5.250%, due 4/15/15.....      75,000          74,241
      International Lease Finance Corp. 5.875%,
        due 5/1/13...............................      50,000          51,355
      JPMorgan Chase & Co. 6.625%, due
        3/15/12..................................      70,000          75,122
      MBNA Corp. 4.625%, due 9/15/08.............      55,000          54,586
      Morgan Stanley 6.600%, due 4/1/12..........      75,000          80,523
      Nell AF SARL 8.375%, due 8/15/15
        (144A)(a)................................       5,000           4,825
      Standard Chartered Bank Plc 8.000%, due
        5/30/31 (144A)(a)........................      50,000          63,810
                                                                 ------------
                                                                      889,793
                                                                 ------------

     -------------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     -------------------------------------------------------------------------

     FOOD PRODUCTS - 0.7%
     Kraft Foods, Inc. 5.625%, due 11/1/11........ $    40,000 $     40,938
     Safeway, Inc. 7.250%, due 2/1/31.............      50,000       51,554
                                                               ------------
                                                                     92,492
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 1.0%
     Extendicare Health Services, Inc. 9.500%, due
       7/1/10.....................................      25,000       26,750
     Medical Device Manufacturing, Inc., Series B
       10.000%, due 7/15/12.......................      25,000       29,375
     Tenet Healthcare Corp. 9.875%, due
       7/1/14.....................................      25,000       24,313
     Vanguard Health Holdings Co. I LLC 11.250%,
       due 10/1/15(b).............................      10,000        7,050
     Vanguard Health Holdings II 9.000%, due
       10/1/14....................................       5,000        5,237
     Wyeth 5.500%, due 3/15/13**..................      50,000       50,509
                                                               ------------
                                                                    143,234
                                                               ------------
     INDUSTRIAL CONGLOMERATES - 0.4%
     Tyco International Group S.A. 6.125%, due
       11/1/08....................................      50,000       51,580
                                                               ------------
     LEISURE TIME - 0.1%
     Icon Health & Fitness, Inc. 11.250%, due
       4/1/12.....................................      25,000       20,125
                                                               ------------
     LODGING - 0.4%
     Kerzner International, Ltd. 6.750%, due
       10/1/15....................................      10,000        9,550
     MGM MIRAGE, Inc. 6.750%, due 9/1/12..........      25,000       25,000
     Turning Stone Casino Resort Enterprise
       9.125%, due 12/15/10 (144A)(a).............      25,000       25,875
                                                               ------------
                                                                     60,425
                                                               ------------
     MACHINERY - 0.6%
     Case New Holland, Inc. 9.250%, due
       8/1/11.....................................      25,000       26,438
     NMHG Holding Co. 10.000%, due 5/15/09........      25,000       26,812
     Terex Corp., Series B 10.375%, due
       4/1/11.....................................      25,000       26,813
                                                               ------------
                                                                     80,063
                                                               ------------
     MEDIA - 2.6%
     AT&T Broadband Corp. 8.375%, due
       3/15/13....................................      50,000       57,676
     CCH I Holdings LLC 10.000%, due 5/15/14
       (144A)(a)..................................       5,000        3,250
     CCH I LLC 11.000%, due 10/1/15
       (144A)(a)..................................      44,000       40,040
     Cenveo Corp. 9.625%, due 3/15/12.............      25,000       26,500
     CSC Holdings, Inc. 10.500%, due 5/15/16......      25,000       26,937
     Dex Media West LLC/Dex Media Finance Co.,
       Series B 9.875%, due 8/15/13...............      23,000       25,473
     DirecTV Holdings LLC/DirectTV Financing Co.
       8.375%, due 3/15/13........................      16,000       17,400
     Mediacom LLC/Mediacom Capital Corp.
       9.500%, due 1/15/13........................      25,000       24,563

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------------
      SECURITY                                       PAR            VALUE
      DESCRIPTION                                   AMOUNT         (NOTE 2)
      --------------------------------------------------------------------------

      MEDIA - CONTINUED
      Muzak LLC/Muzak Finance Corp. 10.000%,
        due 2/15/09.............................. $    25,000    $     21,500
      NextMedia Operating, Inc. 10.750%, due
        7/1/11...................................      25,000          27,281
      R.H. Donnelley Finance Corp. I 10.875%, due
        12/15/12 (144A)(a).......................      25,000          28,125
      Time Warner, Inc. 7.625%, due 4/15/31......      50,000          56,544
                                                                 ------------
                                                                      355,289
                                                                 ------------
      METAL FABRICATE/HARDWARE - 0.2%
      Mueller Group, Inc. 10.000%, due 5/1/12....      25,000          26,375
                                                                 ------------
      IRON/STEEL - 0.0%
      Republic Technologies International LLC/RTI
        Capital Corp. 13.750%, due
        7/15/09(c)(d)(e).........................     200,000               0
                                                                 ------------
      OFFICE FURNISHINGS - 0.1%
      Tempur-Pedic, Inc./Tempur Production USA,
        Inc. 10.250%, due 8/15/10................      16,000          17,360
                                                                 ------------
      OIL & GAS - 1.7%
      Chesapeake Energy Corp 6.250%, due
        1/15/18..................................      25,000          24,375
      Devon Financing Corp. ULC 6.875%, due
        9/30/11..................................      50,000          54,206
      EXCO Resources, Inc. 7.250%, due 1/15/11...      15,000          15,225
      Magnum Hunter Resources, Inc. 9.600%, due
        3/15/12..................................      16,000          17,360
      Stone Energy Corp. 8.250%, due 12/15/11....      25,000          26,125
      Valero Energy Corp. 4.750%, due 6/15/13....      50,000          48,209
      Vintage Petroleum, Inc. 7.875%, due
        5/15/11..................................      25,000          26,313
      Williams Cos, Inc. 7.625%, due 7/15/19.....      25,000          26,625
                                                                 ------------
                                                                      238,438
                                                                 ------------

      PAPER & FOREST PRODUCTS - 0.2%
      Buckeye Technologies, Inc. 8.000%, due
        10/15/10.................................      25,000          23,750
      Domtar Inc. 7.125%, due 8/15/15............       5,000           4,250
                                                                 ------------
                                                                       28,000
                                                                 ------------
      PHARMACEUTICALS - 0.1%
      Valeant Pharmaceuticals International
        7.000%, due 12/15/11.....................      10,000           9,800
                                                                 ------------
      REAL ESTATE INVESTMENT TRUST - 1.2%
      Boston Properties LP 6.250%, due 1/15/13...      65,000          67,870
      Host Marriott LP 7.125%, due 11/1/13.......      25,000          25,469
      iStar Financial, Inc. 5.150%, due 3/1/12...      50,000          47,992
      MeriStar Hospitality Operating Partnership
        LP/MeriStar Hospitality Finance Corp.
        10.500%, due 6/15/09.....................      25,000          26,531
                                                                 ------------
                                                                      167,862
                                                                 ------------

     -------------------------------------------------------------------------
     SECURITY                                         PAR            VALUE
     DESCRIPTION                                     AMOUNT         (NOTE 2)
     -------------------------------------------------------------------------

     RETAIL - MULTILINE - 1.1%
     Home Interiors & Gifts, Inc. 10.125%, due
       6/1/08..................................... $    10,000    $      6,350
     Jafra Cosmetics International, Inc./
       Distribuidora Comercial Jafra S.A. de CV
       10.750%, due 5/15/11.......................      16,000          17,640
     Jean Coutu Group PJC, Inc. 8.500%, due
       8/1/14.....................................      25,000          23,313
     Levi Strauss & Co. 12.250%, due 12/15/12.....      10,000          11,025
     Limited Brands, Inc. 6.950%, due 3/1/33......      60,000          56,944
     Neiman Marcus Group, Inc. 10.375%, due
       10/15/15 (144A)(a).........................       5,000           4,850
     PETCO Animal Supplies, Inc. 10.750%, due
       11/1/11....................................      25,000          27,219
     Windmere Durable Holdings, Inc. 10.000%,
       due 7/31/08................................       1,000             945
                                                                  ------------
                                                                       148,286
                                                                  ------------
     SAVINGS & LOANS - 0.2%
     Gaz Capital S.A. 8.625%, due 4/28/34
       (144A)(a)..................................      25,000          31,600
                                                                  ------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
     Amkor Technologies, Inc. 10.500%, due
       5/1/09.....................................      25,000          21,500
                                                                  ------------
     SOFTWARE - 0.0%
     Sungard Data Systems, Inc. 9.125%, due
       8/15/13 (144A)(a)..........................       5,000           5,100
                                                                  ------------
     TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 2.9%
     Alamosa Delaware, Inc. 11.000%, due
       7/31/10....................................       7,000           7,788
     AT&T Wireless Services, Inc. 8.750%, due
       3/1/31.....................................      50,000          65,396
     Centennial Cellular Operating Co./Centennial
       Communications Corp. 8.125%, due
       2/1/14.....................................      25,000          26,000
     Insight Midwest LP/Insight Capital, Inc.
       10.500%, due 11/1/10.......................      15,000          15,825
     Intelsat Ltd./Zeus Special 9.250%, due 2/1/15
       (144A)(a)(b)...............................      10,000           6,625
     L-3 Communications Corp. 7.625%, due
       6/15/12....................................      25,000          26,250
     Lucent Technologies, Inc. 6.450%, due
       3/15/29....................................      25,000          21,500
     Nextel Communications, Inc. 6.875%, due
       10/31/13...................................      25,000          26,174
     PanAmSat Corp. 9.000%, due 8/15/14...........      16,000          16,920
     Qwest Services Corp.
      13.500%, due 12/15/10.......................      25,000          28,687
      14.000%, due 12/15/14.......................      25,000          30,406
     Sprint Capital Corp. 8.375%, due 3/15/12.....      50,000          57,762

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -----------------------------------------------------------------------
      SECURITY                                       PAR            VALUE
      DESCRIPTION                                   AMOUNT         (NOTE 2)
      -----------------------------------------------------------------------

      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - CONTINUED
      Verizon Florida, Inc., Series F 6.125%, due
        1/15/13.................................. $    70,000    $     69,956
                                                                 ------------
                                                                      399,289
                                                                 ------------
      UTILITIES - 2.5%
      AES Corp. 9.500%, due 6/1/09...............      25,000          27,000
      Appalachian Power Co., Series H 5.950%, due
        5/15/33..................................      50,000          49,070
      Calpine Corp.
       8.750%, due 7/15/07.......................      25,000          15,250
       8.500%, due 7/15/10(a)....................      25,000          17,625
      Duke Energy Corp. 4.200%, due 10/1/08......      50,000          48,882
      Dynegy Holdings, Inc. 9.875%, due 7/15/10
        (144A)(a)................................      25,000          27,000
      El Paso Corp., MTN 7.375%, due 12/15/12....      50,000          50,000
      Entergy Gulf States, Inc. 6.200%, due
        7/1/33...................................      75,000          69,547
      Mirant Americas Generation LLC 9.125%, due
        5/1/31(d)................................      25,000          32,812
                                                                 ------------
                                                                      337,186
                                                                 ------------
      Total Domestic Bonds & Debt Securities
      (Cost $4,434,565)                                             4,348,016
                                                                 ------------

      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 38.6%
      Federal Home Loan Mortgage Corp.
       5.000%, TBA(f)(g).........................   1,000,000         962,188
       6.000%, TBA(f)(g).........................   1,250,000       1,262,500
      Federal National Mortgage Association
       4.000%, TBA(f)(g).........................     500,000         473,906
       5.000%, TBA(f)(g).........................   2,250,000       2,165,625
       6.500%, TBA(f)(g).........................     410,000         420,890
                                                                 ------------
      Total U. S. Government Agency Mortgage
      Backed Securities
      (Cost $5,450,217)                                             5,285,109
                                                                 ------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 16.7%
      U.S. Treasury Bonds 6.250%, due 5/15/30....     400,000         483,438
      U.S. Treasury Notes
       4.000%, due 3/15/10-2/15/14...............     885,000         864,317
       3.875%, due 5/15/10.......................     300,000         292,758
       5.000%, due 2/15/11.......................     250,000         256,270
       4.250%, due 8/15/13.......................     400,000         392,391
                                                                 ------------
      Total U. S. Government & Agency Obligations
      (Cost $2,268,869)                                             2,289,174
                                                                 ------------

      FOREIGN BONDS & DEBT SECURITIES - 5.5%
      ARGENTINA - 0.2%
      Republic of Argentina 8.280%, due
        12/31/33.................................      26,651          25,985
                                                                 ------------

       -----------------------------------------------------------------------
       SECURITY                                    PAR            VALUE
       DESCRIPTION                                AMOUNT         (NOTE 2)
       -----------------------------------------------------------------------

       BRAZIL - 1.2%
       Brazilian Government International Bond
         8.000%, due 1/15/18................... $    80,000    $     82,840
       Federal Republic of Brazil 5.250%, due
         4/15/12**.............................      76,472          74,797
                                                               ------------
                                                                    157,637
                                                               ------------
       BULGARIA - 0.2%
       Republic of Bulgaria 8.250%, due 1/15/15      25,000          29,992
                                                               ------------
       CANADA - 0.5%
       Province of Quebec 4.600%, due 5/26/15..      75,000          72,496
                                                               ------------
       COLOMBIA - 0.2%
       Republic of Colombia 8.125%, due
         5/21/24...............................      25,000          26,025
                                                               ------------
       ITALY - 0.4%
       Region of Lombardy 5.804%, due
         10/25/32..............................      50,000          52,999
                                                               ------------
       MEXICO - 1.0%
       United Mexican States, Class A
        5.875%, due 1/15/14....................      25,000          25,463
        8.125%, due 12/30/19...................      25,000          29,962
       United Mexican States, Series A
         6.375%, due 1/16/13...................      80,000          84,000
                                                               ------------
                                                                    139,425
                                                               ------------
       PANAMA - 0.2%
       Republic of Panama 7.250%, due 3/15/15..      25,000          26,375
                                                               ------------
       PERU - 0.3%
       Republic of Peru
        5.000%, due 3/7/17**...................      24,500          23,152
        5.000%, due 3/7/17.....................      20,500          19,757
                                                               ------------
                                                                     42,909
                                                               ------------
       PHILIPPINES - 0.2%
       Republic of the Philippines 9.875%, due
         1/15/19...............................      25,000          27,938
                                                               ------------
       RUSSIA - 0.5%
       Russian Federation 11.000%, due 7/24/18.      50,000          73,233
                                                               ------------
       SOUTH AFRICA - 0.2%
       Republic of South Africa 6.500%, due
         6/2/14................................      25,000          26,781
                                                               ------------
       TURKEY - 0.2%
       Republic of Turkey 9.000%, due 6/30/11..      25,000          28,375
                                                               ------------
       VENEZUELA - 0.2%
       Republic of Venezuela 9.375%, due
         1/13/34...............................      25,000          29,138
                                                               ------------
       Total Foreign Bonds & Debt Securities
       (Cost $750,604)                                              759,308
                                                               ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                      SHARES/PAR     VALUE
    DESCRIPTION                                     AMOUNT      (NOTE 2)
    -----------------------------------------------------------------------

    COMMON STOCKS. - 1.4%
    CONTAINERS & PACKAGING - 0.0%
    Applied Extrusion Technologies, Inc.,
      Class B....................................         260 $      1,950
                                                              ------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
    Liberty Global, Inc., Series A...............         430       10,651
    Liberty Global, Inc., Series C...............         430       10,200
    NTL, Inc.....................................         653       40,042
    Telewest Global, Inc.........................       1,719       39,210
                                                              ------------
                                                                   100,103
                                                              ------------
    WIRELESS TELECOMMUNICATION SERVICES - 0.7%
    American Tower Corp., Class A................       3,753       89,509
                                                              ------------
    Total Common Stocks
    (Cost $114,017)                                                191,562
                                                              ------------

    CONVERTIBLE PREFERRED STOCK - 0.2%
    WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    Alamosa Holdings, Inc., Series B 7.500%, due
      7/31/13 (Cost - $7,125).................... $        25       27,587
                                                              ------------

    WARRANTS. - 0.0%
    CAPITAL MARKETS - 0.0%
    Pillowtex Corp Loan 9, Term B 8.190%, due
      11/15/06(d)................................     250,000            0
    Pillowtex Corp.(c)...........................       1,701           30
    Winsloew Furniture, Inc. (144A)(a)...........         200            2
                                                              ------------
                                                                        32
                                                              ------------
    COMMUNICATIONS EQUIPMENT - 0.0%
    American Tower Corp., Expire 8/1/08
      (144A)(a)..................................          15        5,063
                                                              ------------
    Total Warrants
    (Cost $4,367)                                                    5,095
                                                              ------------

    SHORT-TERM INVESTMENT - 44.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 10/31/05 2.450% to be
      repurchased at $6,069,413 on 11/01/05
      collateralized by $5,605,000 U. S. Treasury
      Bond 5.500% due 08/15/28 with a value of
      $6,190,594 (Cost - $6,069,000).............   6,069,000    6,069,000
                                                              ------------

    TOTAL INVESTMENTS - 138.4%
    (Cost $19,098,764)                                          18,974,851

    Other Assets & Liabilities (net) - (38.4)%                  (5,269,354)
                                                              ------------

    TOTAL NET ASSETS - 100.0%                                 $ 13,705,497
                                                              ============

PORTFOLIO FOOTNOTES:

.. Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities represent 3.45% of net assets.

(b) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon when security steps up.

(c) Illiquid Securities representing in the aggregate 0.00% of net assets

(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(f) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(g) All or a portion of this security is acquired under mortgage dollar roll agreement.

MTN - Medium-Term Note

NIM - Net Interest Margin

Term - Term Loan

The following table summarizes the credit composition of the portfolio holdings of the Salomon Strategic Total Return Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        58.69%
                 AA                                       1.20
                 A                                       10.34
                 BBB                                      9.97
                 BB                                       5.38
                 B                                        9.82
                 Below B                                  2.36
                 Equities/Other                           2.24
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 91.5%
      AEROSPACE & DEFENSE - 0.8%
      Boeing Co. (The).........................      20,300 $   1,312,192
      United Technologies Corp.................      44,500     2,281,960
                                                            -------------
                                                                3,594,152
                                                            -------------
      AUTO COMPONENTS - 0.5%
      Compagnie Generale des Etablissements
        Michelin, Class B(a)(b)................      37,053     2,001,217
      Gentex Corp.(a)..........................       3,600        67,752
                                                            -------------
                                                                2,068,969
                                                            -------------
      AUTOMOBILES - 0.2%
      Coachmen Industries, Inc.................       1,900        22,629
      Fleetwood Enterprises, Inc.*(a)..........      67,100       741,455
      Monaco Coach Corp.(a)....................      16,225       199,081
                                                            -------------
                                                                  963,165
                                                            -------------
      BANKS - 2.1%
      Bank of America Corp.....................     100,200     4,382,748
      Boston Private Financial Holdings, Inc...       2,300        66,585
      Unibanco-Uniao de Bancos Brasileiros
        S.A., (GDR)(a).........................      45,000     2,353,500
      Wachovia Corp............................      50,100     2,531,052
                                                            -------------
                                                                9,333,885
                                                            -------------
      BEVERAGES - 2.5%
      Coca-Cola Co. (The)......................     185,500     7,935,690
      Coca-Cola Enterprises, Inc...............     167,100     3,158,190
                                                            -------------
                                                               11,093,880
                                                            -------------
      BIOTECHNOLOGY - 4.2%
      Biogen Idec, Inc.*.......................      99,000     4,022,370
      Cephalon, Inc.*(a).......................      39,400     1,796,246
      Charles River Laboratories International,
        Inc.*..................................     111,300     4,870,488
      Gilead Sciences, Inc.*...................      74,100     3,501,225
      MedImmune, Inc.*.........................     130,000     4,547,400
      Onyx Pharmaceuticals, Inc.*(a)...........      13,200       339,108
                                                            -------------
                                                               19,076,837
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 3.9%
      ADC Telecommunications, Inc.*(a).........       9,300       162,285
      Alcatel S.A., (ADR)*(a)..................     254,400     2,986,656
      CIENA Corp.*(a)..........................   3,354,300     7,949,691
      Corning, Inc.*...........................      16,900       339,521
      Finisar Corp.*(a)........................   1,729,203     2,611,096
      Juniper Networks, Inc.*..................      52,000     1,213,160
      NMS Communications Corp.*(a).............     172,402       603,407
      Nokia OYJ, (ADR).........................      37,100       621,991
      Sonus Networks, Inc.*(a).................     185,600       809,216
      Sycamore Networks, Inc.*.................      82,500       320,925
                                                            -------------
                                                               17,617,948
                                                            -------------

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          -----------------------------------------------------------

          COMPUTERS, PERIPHERALS & SERVICES - 1.2%
          ATI Technologies, Inc.*..........      35,700 $     514,387
          ATI Technologies, Inc., (ADR)*(a)     247,400     3,574,930
          Dell, Inc.*......................      37,395     1,192,153
          Seagate Technology*..............       1,600        22,768
                                                        -------------
                                                            5,304,238
                                                        -------------
          CONSTRUCTION & MATERIALS - 0.7%
          Foster Wheeler, Ltd.*............      51,000     1,442,280
          Jacobs Engineering Group, Inc.*..      24,200     1,542,750
                                                        -------------
                                                            2,985,030
                                                        -------------
          ENERGY EQUIPMENT & SERVICES - 2.2%
          American Power Conversion Corp...      17,837       381,533
          Halliburton Co...................      76,100     4,497,510
          TXU Corp.........................      48,300     4,866,225
                                                        -------------
                                                            9,745,268
                                                        -------------
          FINANCIALS - DIVERSIFIED - 4.5%
          Fannie Mae.......................      66,900     3,179,088
          Freddie Mac......................      57,900     3,552,165
          Morgan Stanley...................      16,900       919,529
          SLM Corp.........................     226,450    12,574,769
                                                        -------------
                                                           20,225,551
                                                        -------------
          FOOD PRODUCTS - 1.7%
          Campbell Soup Co.................      30,800       896,280
          Corn Products International, Inc.      44,600     1,061,926
          Hormel Foods Corp................      37,810     1,202,358
          Nestle S.A.(b)...................       7,421     2,208,031
          Nestle S.A., (ADR)(a)............      29,700     2,211,907
                                                        -------------
                                                            7,580,502
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
          Alcon, Inc.......................      11,100     1,475,190
          BioLase Technology, Inc.(a)......      17,746       118,543
          C.R. Bard, Inc...................      27,400     1,709,212
          Guidant Corp.....................      27,200     1,713,600
          Nobel Biocare Holding AG(b)......      11,133     2,565,635
          Phonak Holding AG(a)(b)..........      28,348     1,181,579
          Straumann Holding AG(a)(b).......       8,903     2,074,545
                                                        -------------
                                                           10,838,304
                                                        -------------
          HEALTH CARE PROVIDERS & SERVICES - 6.9%
          Aetna, Inc.......................      77,900     6,898,824
          Humana, Inc.*....................     137,400     6,099,186
          PacifiCare Health Systems, Inc.*.      57,600     4,743,936
          UnitedHealth Group, Inc..........     219,700    12,718,433
          WebMD Health Corp., Class A*(a)..      17,700       462,324
                                                        -------------
                                                           30,922,703
                                                        -------------
          HOTELS, RESTAURANTS & LEISURE - 0.7%
          Dominos Pizza, Inc.(a)...........      62,400     1,492,608
          WMS Industries, Inc.*(a).........      71,400     1,794,282
                                                        -------------
                                                            3,286,890
                                                        -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                   SHARES      (NOTE 2)
     ---------------------------------------------------------------------

     HOUSEHOLD DURABLES - 0.1%
     Garmin, Ltd.(a)............................       9,000 $     516,870
                                                             -------------
     HOUSEHOLD PRODUCTS - 1.2%
     Colgate-Palmolive Co.......................      39,000     2,065,440
     Procter & Gamble Co. (The).................      61,065     3,419,029
                                                             -------------
                                                                 5,484,469
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 4.3%
     General Electric Co........................     458,500    15,547,735
     Honeywell International, Inc...............     107,900     3,690,180
                                                             -------------
                                                                19,237,915
                                                             -------------
     INSURANCE - 10.5%
     ACE, Ltd...................................      83,200     4,334,720
     AFLAC, Inc.................................      91,500     4,371,870
     Ambac Financial Group, Inc.................      43,400     3,076,626
     American International Group, Inc..........     527,050    34,152,840
     St. Paul Travelers Cos., Inc...............      25,300     1,139,259
                                                             -------------
                                                                47,075,315
                                                             -------------
     INTERNET SOFTWARE & SERVICES - 1.4%
     eBay, Inc.*................................      66,770     2,644,092
     NetRatings, Inc.*(a).......................      26,610       395,957
     Yahoo!, Inc.*..............................      87,100     3,220,087
                                                             -------------
                                                                 6,260,136
                                                             -------------
     IT CONSULTING & SERVICES - 0.0%
     NAVTEQ Corp.*..............................       3,700       144,744
                                                             -------------
     LEISURE EQUIPMENT & PRODUCTS - 0.2%
     Brunswick Corp.............................         100         3,813
     MarineMax, Inc.*(a)........................       1,828        45,152
     Marvel Entertainment, Inc.*(a).............      55,000       968,000
                                                             -------------
                                                                 1,016,965
                                                             -------------
     MEDIA - 3.8%
     Clear Channel Communications, Inc..........      62,200     1,892,124
     Cumulus Media, Inc., Class A*(a)...........      21,018       255,579
     DreamWorks Animation SKG, Inc.,
       Class A*.................................      52,800     1,353,792
     Entercom Communications Corp.*.............      19,850       573,069
     GameLoft*(b)...............................     148,415       982,307
     Getty Images, Inc.*(a).....................       4,500       373,545
     Lamar Advertising Co., Class A*............      32,658     1,457,200
     News Corp., Class A........................     259,600     3,699,300
     Omnicom Group, Inc.........................       7,100       589,016
     Pixar*.....................................      53,500     2,714,055
     Univision Communications, Inc.,
       Class A*.................................     113,276     2,961,035
     XM Satellite Radio Holdings, Inc., Class A*       5,500       158,565
                                                             -------------
                                                                17,009,587
                                                             -------------
     METALS & MINING - 1.7%
     Alamos Gold, Inc.*.........................      96,000       371,030
     Apex Silver Mines Ltd.*(a).................      22,500       344,700

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        METALS & MINING - CONTINUED
        Glamis Gold Ltd.*(a).................      74,500 $   1,580,890
        IAMGOLD Corp.........................     112,400       776,421
        Newmont Mining Corp..................      55,660     2,371,116
        Placer Dome, Inc.(a).................      22,200       442,890
        Placer Dome, Inc., (ADR).............      85,400     1,688,674
                                                          -------------
                                                              7,575,721
                                                          -------------
        OIL & GAS - 2.6%
        BP Plc, (ADR)........................      10,000       664,000
        Giant Industries, Inc.*(a)...........      49,100     2,808,029
        Tesoro Corp..........................      57,500     3,516,125
        Valero Energy Corp...................      44,500     4,683,180
                                                          -------------
                                                             11,671,334
                                                          -------------
        PHARMACEUTICALS - 9.4%
        Johnson & Johnson....................     159,300     9,975,366
        Novartis AG, (ADR)...................      92,900     4,999,878
        Roche Holding AG(a)(b)...............      68,675    10,255,934
        Sepracor, Inc.*......................      79,200     4,455,000
        Teva Pharmaceutical Industries, Ltd.,
          (ADR)(a)...........................      63,100     2,405,372
        Wyeth................................     231,800    10,329,008
                                                          -------------
                                                             42,420,558
                                                          -------------
        MULTILINE RETAIL - 0.7%
        Wal-Mart Stores, Inc.................      70,400     3,330,624
                                                          -------------
        RETAIL - SPECIALTY - 2.7%
        Game Group Plc(b)....................   1,031,146     1,564,116
        GameStop Corp., Class A*(a)..........     211,415     7,501,014
        Staples, Inc.........................     133,900     3,043,547
                                                          -------------
                                                             12,108,677
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.7%
        Analog Devices, Inc..................      18,400       639,952
        Applied Micro Circuits Corp.*........     582,600     1,421,544
        ASML Holding NV, NY Registered
          Shares*(a).........................      93,100     1,580,838
        Broadcom Corp., Class A*.............      11,100       471,306
        Intel Corp...........................         800        18,800
        Linear Technology Corp...............      31,500     1,046,115
        Maxim Integrated Products, Inc.......      14,800       513,264
        PMC-Sierra, Inc.*(a).................     275,800     1,958,180
        Teradyne, Inc.*......................     215,300     2,915,162
        United Microelectronics Corp., (ADR).      18,763        54,788
        Xilinx, Inc..........................      55,666     1,333,201
                                                          -------------
                                                             11,953,150
                                                          -------------
        SOFTWARE - 9.6%
        Activision, Inc.*....................     271,849     4,287,064
        Cadence Design Systems, Inc.*........     126,100     2,015,078
        Microsoft Corp.......................   1,221,123    31,382,861
        NDS Group Plc, (ADR)*................      20,000       732,000
        Oracle Corp.*........................       3,700        46,916

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STRATEGIC EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SOFTWARE - CONTINUED
    Take-Two Interactive Software, Inc.*(a)....       83,100 $   1,716,015
    THQ, Inc.*(a)..............................      130,753     3,030,855
                                                             -------------
                                                                43,210,789
                                                             -------------
    TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.5%
    SBC Communications, Inc....................      189,700     4,524,345
    Verizon Communications, Inc................      207,700     6,544,627
                                                             -------------
                                                                11,068,972
                                                             -------------
    TOBACCO - 3.6%
    Altria Group, Inc..........................      208,100    15,617,905
    UST, Inc...................................       11,200       463,568
                                                             -------------
                                                                16,081,473
                                                             -------------
    Total Common Stocks
    (Cost $396,323,992)                                        410,804,621
                                                             -------------

    CONVERTIBLE BOND & NOTE - 0.5%
    TELECOMMUNICATIONS - 0.5%
    CIENA Corp. 3.750%, due 2/1/08
      (Cost - $2,387,345)...................... $  2,550,000     2,330,062
                                                             -------------

    SHORT-TERM INVESTMENTS - 17.8%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      10/31/05 at 2.45% to be repurchased
      at $35,760,434 on 11/01/05
      collateralized by $33,655,000 U.S.
      Treasury Bond 5.250% due 11/15/28
      with a value of $36,475,222..............   35,758,000    35,758,000
    State Street Navigator Securities Trust
      Prime Portfolio(c).......................   43,982,109    43,982,109
                                                             -------------
    Total Short-Term Investments
    (Cost $79,740,109)                                          79,740,109
                                                             -------------

    TOTAL INVESTMENTS - 109.8%
    (Cost $478,451,446)                                        492,874,792

    Other Assets and Liabilities (net) - (9.8)%                (43,827,127)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 449,047,665
                                                             =============

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

(c) Represents investment of collateral received from securities lending transactions. (Note 6)

ADR - American Depositary Receipt

GDR - Global Depository Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 51.4%
      AEROSPACE & DEFENSE - 0.8%
      Northrop Grumman Corp.
       4.079%, due 11/16/06................... $  1,600,000 $   1,587,595
       7.125%, due 2/15/11....................      500,000       546,557
                                                            -------------
                                                                2,134,152
                                                            -------------
      ASSET-BACKED SECURITIES - 2.8%
      Bank One Issuance Trust, Series 2003,
        Class A3 4.080%, due 12/15/10^........    2,000,000     2,006,287
      California Infrastructure PG&E-1, Series
        1997-1, Class A7 6.420%, due
        9/25/08...............................      592,232       597,864
      Capital One Multi-Asset Execution Trust,
        Series 2003-A7 4.150%, due
        9/15/11^..............................    1,000,000     1,005,753
      Chase Funding Mortgage Loan Asset-
        Backed Certificates, Series 2002-2,
        Class 1A5 5.833%, due 4/25/32.........    1,100,000     1,111,119
      Chase Issuance Trust, Series 2005-A4,
        Class A4 4.230%, due 1/15/13..........      850,000       834,886
      Discover Card Master Trust I, Series
        1996-3, Class A 6.050%, due
        8/18/08...............................    2,000,000     2,010,007
                                                            -------------
                                                                7,565,916
                                                            -------------
      AUTOMOBLIES - 0.7%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 1/15/12.............    1,800,000     1,929,897
      Ford Motor Co. 7.450%, due 7/16/31......      100,000        74,000
                                                            -------------
                                                                2,003,897
                                                            -------------
      BANKS - 5.6%
      ABN AMRO Bank NV 3.840%, due
        5/11/07^..............................    2,290,000     2,294,037
      Bank of America Corp. 5.375%, due
        6/15/14...............................    1,500,000     1,520,976
      HSBC Bank USA 5.875%, due 11/1/34.......    1,200,000     1,191,731
      Huntington National Bank 4.650%, due
        6/30/09...............................    1,000,000       990,210
      Rabobank Capital Funding Trust III
        5.254%, due 12/31/49
        (144A)^(a)............................      500,000       483,407
      RBS Capital Trust I 4.709%, due
        12/29/49^.............................      800,000       752,989
      Royal Bank of Scotland Group Plc
        5.050%, due 1/8/15....................    1,100,000     1,082,919
      U.S. Bank North America
       2.870%, due 2/1/07.....................    2,000,000     1,953,670
       4.950%, due 10/30/14...................    1,100,000     1,083,140
      Wachovia Bank North America,
        Series BKNT
       4.800%, due 11/1/14....................      700,000       676,913
       4.090%, due 11/3/14^...................    2,000,000     2,020,580

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BANKS - CONTINUED
      Washington Mutual Bank FA., Series Unit
        5.125%, due 1/15/15.................... $  1,300,000 $   1,262,778
                                                             -------------
                                                                15,313,350
                                                             -------------
      BEVERAGES - 1.0%
      Bottling Group LLC 4.625%, due
        11/15/12...............................    1,000,000       979,327
      PepsiAmericas, Inc. 4.875%, due
        1/15/15................................    1,800,000     1,753,245
                                                             -------------
                                                                 2,732,572
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 7.5%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ 4.870%,
        due 12/10/42...........................    4,250,000     4,096,033
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 6/10/44....................    3,100,000     3,060,571
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5, Class
        AJ 4.889%, due 11/15/37................    2,000,000     1,927,986
      General Motors Acceptance Corporation
        Commercial Mortgage Securities, Inc.,
        Series 2004-C2, Class A3 5.134%, due
        8/10/38................................    3,000,000     2,979,725
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ4.922%, due
         1/15/42...............................    4,000,000     3,865,424
       Series 2005-LDP3, Class A4B4.996%,
         due 8/15/42...........................      950,000       922,896
       Series 2005-LDP4, Class AM4.999%,
         due 10/15/42..........................    1,050,000     1,019,894
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ 4.806%, due
        2/15/40................................    2,700,000     2,589,181
                                                             -------------
                                                                20,461,710
                                                             -------------
      FINANCIALS - DIVERSIFIED - 11.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 8/1/08 (144A)(a)...........    1,400,000     1,432,914
      American General Finance Corp. 3.875%,
        due 10/1/09............................    2,500,000     2,390,597
      Capital One Bank 5.000%, due
        6/15/09................................    1,700,000     1,689,676
      Capital One Financial Corp. 5.500%, due
        6/1/15.................................      700,000       686,454
      Caterpillar Financial Services 4.700%,
        due 3/15/12............................    2,200,000     2,161,971
      Countrywide Financial Corp., Series A
        4.500%, due 6/15/10....................    1,500,000     1,452,397

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------------
      SECURITY                                     PAR            VALUE
      DESCRIPTION                                 AMOUNT         (NOTE 2)
      -------------------------------------------------------------------------

      FINANCIALS - DIVERSIFIED - CONTINUED
      Countrywide Home Loans, Inc., Series L
        4.000%, due 3/22/11................... $  1,780,000    $   1,672,378
      Credit Suisse First Boston USA, Inc.
       3.875%, due 1/15/09....................    2,000,000        1,934,530
       6.125%, due 11/15/11...................      700,000          734,100
      Ford Motor Credit Co.
       6.875%, due 2/1/06.....................    2,000,000        1,999,094
       6.500%, due 1/25/07....................    1,200,000        1,186,103
       5.700%, due 1/15/10....................      300,000          270,209
      Glencore Funding LLC 6.000%, due
        4/15/14 (144A)(a).....................      900,000          830,352
      Goldman Sachs Group, Inc. 5.250%, due
        10/15/13..............................    2,300,000        2,278,276
      HSBC Finance Corp. 6.375%, due
        10/15/11..............................    3,400,000        3,596,170
      JPMorgan Chase & Co. 5.250%, due
        5/1/15................................    1,100,000        1,090,279
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 3/13/14...................    1,700,000        1,647,278
      Merrill Lynch & Co., Inc., Series C
       4.125%, due 9/10/09....................    1,000,000          967,882
       4.250%, due 2/8/10.....................    1,000,000          968,820
       5.000%, due 1/15/15....................    1,000,000          976,376
      Morgan Stanley 5.050%, due 1/21/11......    1,600,000        1,587,830
                                                               -------------
                                                                  31,553,686
                                                               -------------
      FOOD PRODUCTS - 1.7%
      Delhaize America, Inc. 9.000%, due
        4/15/31...............................      500,000          562,092
      Fred Meyer, Inc. 7.450%, due 3/1/08.....    2,000,000        2,093,464
      Safeway, Inc. 6.500%, due 3/1/11........    1,900,000        1,954,038
                                                               -------------
                                                                   4,609,594
                                                               -------------
      HEALTHCARE-SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 8/1/12......    1,100,000        1,199,070
                                                               -------------
      HOME BUILDERS - 0.3%
      D.R. Horton, Inc. 5.250%, due
        2/15/15...............................      900,000          826,378
                                                               -------------
      INDUSTRIAL - DIVERSIFIED - 2.1%
      General Electric Co. 5.000%, due
        2/1/13................................    3,500,000        3,475,745
      Tyco International Group S.A. 6.125%,
        due 11/1/08...........................    2,300,000        2,372,701
                                                               -------------
                                                                   5,848,446
                                                               -------------
      INSURANCE - 1.4%
      Berkshire Hathaway Finance Corp.
       3.850%, due 5/16/08^...................      500,000          500,284
       4.750%, due 5/15/12....................    1,000,000          981,474
      GE Global Insurance Holding Corp.
        7.000%, due 2/15/26...................      500,000          505,136

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - CONTINUED
       MassMutual Global Funding II 2.550%,
         due 7/15/08 (144A)(a)............... $  1,800,000 $   1,693,867
                                                           -------------
                                                               3,680,761
                                                           -------------
       MEDIA - 3.4%
       Clear Channel Communications, Inc.
         4.400%, due 5/15/11.................      500,000       461,858
       Comcast Cable Communications, Inc.
         8.500%, due 5/1/27..................    1,000,000     1,233,915
       COX Communications, Inc. 7.125%, due
         10/1/12.............................    2,300,000     2,466,939
       Liberty Media Corp. 5.370%, due
         9/17/06^............................    1,055,000     1,063,545
       Time Warner, Inc. 6.150%, due
         5/1/07..............................    4,000,000     4,070,564
                                                           -------------
                                                               9,296,821
                                                           -------------
       OIL & GAS - 2.4%
       Anadarko Finance Co., Series B 6.750%,
         due 5/1/11..........................      800,000       860,780
       Consolidated Natural Gas Co., Series A
         5.000%, due 12/1/14.................      500,000       484,937
       Cooper Cameron Corp. 2.650%, due
         4/15/07.............................      500,000       482,527
       Devon Financing Corp. ULC 6.875%, due
         9/30/11.............................    1,300,000     1,409,365
       Duke Capital LLC 4.331%, due
         11/16/06............................    1,000,000       992,409
       Kinder Morgan Energy Partners LP
         5.125%, due 11/15/14................      500,000       485,915
       Phelps Dodge Corp. 8.750%, due
         6/1/11..............................      800,000       923,452
       PSEG Energy Holdings LLC 8.625%, due
         2/15/08.............................      800,000       834,000
                                                           -------------
                                                               6,473,385
                                                           -------------
       FOREST PRODUCTS & PAPER - 0.2%
       International Paper Co. 5.300%, due
         4/1/15..............................      600,000       568,650
                                                           -------------
       PHARMACEUTICALS - 1.0%
       Wyeth 5.500%, due 2/1/14..............    2,600,000     2,622,904
                                                           -------------
       REAL ESTATE - 1.5%
       AvalonBay Communities, Inc. 4.950%,
         due 3/15/13.........................      200,000       194,920
       Colonial Realty LP 4.750%, due
         2/1/10..............................      700,000       679,590
       HRPT Properties Trust, (REIT) 6.250%,
         due 8/15/16.........................      700,000       721,503
       iStar Financial, Inc. 6.000%, due
         12/15/10............................    1,130,000     1,144,375

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Kimco Realty Corp., Series C 3.893%, due
        8/1/06**.............................. $    300,000 $     300,437
      Simon Property Group LP, (REIT)
       4.600%, due 6/15/10....................      500,000       488,796
       5.100%, due 6/15/15....................      500,000       481,538
                                                            -------------
                                                                4,011,159
                                                            -------------
      SOFTWARE - 0.7%
      Computer Associates International, Inc.
        4.750%, due 12/1/09 (144A)(a).........    1,900,000     1,846,808
                                                            -------------
      TELECOMMUNICATIONS SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance
        BV 8.750%/ 8.250%, due
        6/15/30(b)............................    1,100,000     1,368,013
      SBC Communications, Inc. 6.450%, due
        6/15/34...............................    1,000,000     1,017,013
      Sprint Capital Corp.
       6.125%, due 11/15/08...................    1,830,000     1,885,994
       8.375%, due 3/15/12....................      200,000       231,049
      Telecom Italia Capital S.A. 4.000%, due
        1/15/10...............................    1,000,000       951,485
                                                            -------------
                                                                5,453,554
                                                            -------------
      TOBACCO - 0.7%
      Altria Group, Inc. 5.625%, due
        11/4/08...............................    2,000,000     2,029,800
                                                            -------------
      UTILITIES - 3.7%
      Dominion Resources, Inc., Series F
        5.250%, due 8/1/33....................    1,000,000       975,069
      Pepco Holdings, Inc. 5.500%, due
        8/15/07...............................    3,000,000     3,026,010
      Southern California Gas Co., Series II
        4.375%, due 1/15/11...................      900,000       875,587
      SP PowerAssets, Ltd. 5.000%, due
        10/22/13 (144A)(a)....................    2,000,000     1,989,714
      TransAlta Corp. 5.750%, due
        12/15/13..............................    1,000,000     1,009,346
      Xcel Energy, Inc. 3.400%, due 7/1/08....    2,300,000     2,210,141
                                                            -------------
                                                               10,085,867
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $142,793,292)                                     140,318,480
                                                            -------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.0%
      Federal Home Loan Mortgage Corp.
        2.9000%/ 7.000%, due 2/27/19(c).......    1,500,000     1,491,102
      Federal National Mortgage Association
       1.750%, due 6/16/06....................    3,100,000     3,049,473
       2.000%/ 4.000% due 2/9/07(c)...........    3,450,000     3,425,470
       6.000%, due 5/15/11....................    4,900,000     5,177,948
      U.S. Treasury Bonds 5.250%, due
        2/15/29...............................      100,000       106,121

      -----------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -----------------------------------------------------------------------

      U. S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      U.S. Treasury Notes
       2.875%, due 11/30/06.................... $ 13,000,000 $  12,798,916
       2.750%, due 8/15/07.....................    4,000,000     3,889,376
       4.000%, due 8/31/07.....................   16,000,000    15,895,008
       5.625%, due 5/15/08.....................   24,000,000    24,704,064
       4.125%, due 8/15/08-5/15/15.............   39,975,000    39,502,429
       3.875%, due 5/15/10.....................      400,000       390,344
       4.250%, due 10/15/10-8/15/15............    3,700,000     3,616,201
      U.S. Treasury Strips 4.250%, due
        11/15/09(d)............................    1,000,000       833,761
                                                             -------------
      Total U. S. Government & Agency Obligations
      (Cost $117,546,489)                                      114,880,213
                                                             -------------

      WARRANT - 0.0%
      COMMUNICATIONS EQUIPMENT - 0.0%
      Loral Space & Communications expires
        1/15/07*(e)
        (Cost - $105)..........................          150             1
                                                             -------------

      SHORT-TERM INVESTMENT - 5.5%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 10/31/05 at 2.450%
        to be repurchased at $15,136,030 on
        11/01/05 collateralized by
        $14,245,000 U.S. Treasury Bond
        5.250% due 11/15/28 with a value of
        $15,438,702 (Cost - $15,135,000).......   15,135,000    15,135,000
                                                             -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $275,474,886)                                      270,333,694

      Other Assets and Liabilities (net) - 1.1%                  2,948,750
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 273,282,444
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

** Variable or floating rate security. The stated rate represents the rate at October 31, 2005.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent 3.03% of net assets.

(b) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS MANAGED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(c) Security is a "Step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(d) Zero Coupon Bond - interest rate represents current yield to maturity.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Trustees.

AIG - American International Guaranty

REIT - Real Estate Investment Trust

The following table summarizes the credit composition of the portfolio holdings of the Travelers Managed Income Portfolio at October 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        58.60%
                 AA                                       3.79
                 A                                       17.07
                 BBB                                     17.87
                 BB                                       2.67
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 98.5%
         AEROSPACE & DEFENSE - 2.9%
         Precision Castparts Corp.............     10,746 $    508,930
         United Technologies Corp.............     30,170    1,547,118
                                                          ------------
                                                             2,056,048
                                                          ------------
         AIR FREIGHT & LOGISTICS - 0.5%
         FedEx Corp...........................      3,750      344,738
                                                          ------------
         BANKS - 1.1%
         Bank of America Corp.................     17,975      786,226
                                                          ------------
         BEVERAGES - 3.3%
         Brown-Forman Corp., Class B..........     13,310      843,056
         Constellation Brands, Inc., Class A
           Shares*............................      4,600      108,284
         Pepsi Bottling Group, Inc............      8,280      235,400
         PepsiCo, Inc.........................     18,810    1,111,295
                                                          ------------
                                                             2,298,035
                                                          ------------
         BIOTECHNOLOGY - 6.6%
         Amgen, Inc.*.........................     25,750    1,950,820
         Celgene Corp.*(a)....................     22,970    1,288,617
         Gilead Sciences, Inc.*...............     24,560    1,160,460
         MedImmune, Inc.*.....................      7,130      249,407
                                                          ------------
                                                             4,649,304
                                                          ------------
         CHEMICALS - 0.3%
         Dow Chemical Co......................      4,730      216,918
                                                          ------------
         COMMERCIAL SERVICES & SUPPLIES - 3.2%
         Acco Brands Corp.*...................      1,084       26,352
         Automatic Data Processing, Inc.......     13,970      651,840
         Brink's Co.(a).......................      7,590      298,060
         Career Education Corp.*(a)...........     10,158      361,523
         Fair Isaac Corp.(a)..................      6,880      287,309
         First Data Corp......................      7,000      283,150
         Fiserv, Inc.*........................      7,890      344,635
                                                          ------------
                                                             2,252,869
                                                          ------------
         COMMUNICATIONS EQUIPMENT - 5.8%
         ADTRAN, Inc.(a)......................     23,570      712,992
         Cisco Systems, Inc.*.................     18,190      317,415
         Comverse Technology, Inc.*...........     12,532      314,553
         Corning, Inc.*.......................     57,230    1,149,751
         Harris Corp..........................      5,720      235,092
         Motorola, Inc........................     38,850      860,916
         QUALCOMM, Inc........................      6,610      262,814
         Scientific-Atlanta, Inc..............      7,490      265,446
                                                          ------------
                                                             4,118,979
                                                          ------------
         COMPUTERS, PERIPHERALS & SERVICES - 5.4%
         Apple Computer, Inc.*................     13,370      769,978
         Dell, Inc.*..........................     57,637    1,837,468
         EMC Corp.*...........................     58,270      813,449
         SanDisk Corp.*.......................      6,690      393,974
                                                          ------------
                                                             3,814,869
                                                          ------------

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 3.6%
         AMETEK, Inc..........................     11,340 $    461,878
         Avnet, Inc.*.........................     11,480      264,614
         Baker Hughes, Inc....................      7,790      428,138
         Broadcom Corp., Class A Shares*......      8,280      351,569
         Mettler-Toledo International, Inc.*..      5,820      300,312
         Patterson-UTI Energy, Inc............      9,560      326,283
         TXU Corp.............................      4,130      416,098
                                                          ------------
                                                             2,548,892
                                                          ------------
         FINANCIALS - DIVERSIFIED - 4.1%
         American Express Co..................     20,197    1,005,205
         Ameriprise Financial, Inc............      4,039      150,332
         Capital One Financial Corp...........      6,710      512,308
         IndyMac Bancorp, Inc.(a).............      4,240      158,279
         Merrill Lynch & Co., Inc.............     16,270    1,053,320
                                                          ------------
                                                             2,879,444
                                                          ------------
         FOOD & DRUG RETAILING - 3.2%
         7-Eleven, Inc.*......................      3,800      142,158
         CVS Corp.............................     50,490    1,232,461
         Hershey Co...........................      9,531      541,647
         Wm. Wrigley Jr. Co...................      5,244      364,458
                                                          ------------
                                                             2,280,724
                                                          ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
         Lumenis Ltd.*(a).....................        580        1,160
         St. Jude Medical, Inc.*..............     13,480      647,984
                                                          ------------
                                                               649,144
                                                          ------------
         HEALTH CARE PROVIDERS & SERVICES - 9.7%
         Aetna, Inc...........................     11,094      982,485
         Caremark Rx, Inc.*...................     10,350      542,340
         Coventry Health Care, Inc.*..........     16,748      904,198
         Express Scripts, Inc.*...............      4,720      355,935
         Laboratory Corp. of America Holdings*      6,510      314,107
         PacifiCare Health Systems, Inc.*.....      9,760      803,834
         Quest Diagnostics, Inc...............      6,210      290,069
         UnitedHealth Group, Inc..............     33,690    1,950,314
         WellPoint, Inc.*.....................      9,144      682,874
                                                          ------------
                                                             6,826,156
                                                          ------------
         HOTELS, RESTAURANTS & LEISURE - 2.8%
         Marriott International, Inc., Class A
           Shares.............................     10,450      623,029
         Penn National Gaming, Inc.*(a).......      9,660      285,453
         Starwood Hotels & Resorts Worldwide,
           Inc................................     11,445      668,731
         Yum! Brands, Inc.....................      7,200      366,264
                                                          ------------
                                                             1,943,477
                                                          ------------
         HOUSEHOLD DURABLES - 0.4%
         Black & Decker Corp..................      3,550      291,562
                                                          ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         -------------------------------------------------------------

         HOUSEHOLD PRODUCTS - 3.6%
         Church & Dwight Co., Inc.............      5,630 $    197,332
         Procter & Gamble Co..................     41,380    2,316,866
                                                          ------------
                                                             2,514,198
                                                          ------------
         INDUSTRIAL - DIVERSIFIED - 4.7%
         General Electric Co..................     64,090    2,173,292
         Rockwell Automation, Inc.............      8,090      429,983
         Tyco International, Ltd..............     27,410      723,350
                                                          ------------
                                                             3,326,625
                                                          ------------
         INSURANCE - 0.4%
         Unitrin, Inc.........................      6,310      290,260
                                                          ------------
         INTERNET SOFTWARE & SERVICES - 3.2%
         eBay, Inc.*..........................      9,760      386,496
         Google, Inc., Class A*...............        730      271,662
         McAfee, Inc.*........................     11,540      346,546
         Yahoo!, Inc.*........................     33,130    1,224,816
                                                          ------------
                                                             2,229,520
                                                          ------------
         IT CONSULTING & SERVICES - 0.5%
         Cognizant Technology Solutions Corp.,
           Class A Shares*....................      7,200      316,656
                                                          ------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp.......................      6,110      232,974
                                                          ------------
         MACHINERY - 3.4%
         Caterpillar, Inc.....................      7,400      389,166
         Cummins, Inc.........................      2,960      252,695
         Danaher Corp.........................     12,230      637,183
         Deere & Co...........................      5,028      305,099
         Ingersoll-Rand Co., Ltd., Class A....      7,300      275,867
         ITT Industries, Inc..................      2,960      300,736
         Oshkosh Truck Corp...................      5,520      240,451
                                                          ------------
                                                             2,401,197
                                                          ------------
         MEDIA - 0.9%
         News Corp., Ltd., (The), Class A.....     32,440      462,270
         Walt Disney Co. (The)................      7,300      177,901
                                                          ------------
                                                               640,171
                                                          ------------
         METALS & MINING - 1.0%
         Allegheny Technologies, Inc..........     15,190      436,105
         Freeport-McMoRan Copper & Gold, Inc.,
           Class B(a).........................      5,620      277,740
                                                          ------------
                                                               713,845
                                                          ------------
         OIL & GAS - 2.0%
         Chesapeake Energy Corp...............      8,580      275,418
         ConocoPhillips.......................      4,140      270,673
         Exxon Mobil Corp.....................      3,609      202,609
         Newfield Exploration Co.*............      5,230      237,076
         Sunoco, Inc..........................      2,970      221,265
         Total SA, (ADR)(a)...................      1,770      223,056
                                                          ------------
                                                             1,430,097
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ---------------------------------------------------------------

        PERSONAL PRODUCTS - 0.1%
        Avon Products, Inc.....................      3,180 $     85,828
                                                           ------------
        PHARMACEUTICALS - 6.1%
        Allergan, Inc..........................      4,830      431,319
        Forest Laboratories, Inc.*.............      8,180      310,104
        Johnson & Johnson......................     36,089    2,259,893
        Medco Health Solutions, Inc.*..........      7,790      440,135
        Wyeth..................................     19,620      874,267
                                                           ------------
                                                              4,315,718
                                                           ------------
        RETAIL - SPECIALITY - 7.7%
        Abercrombie & Fitch Co., Class A.......     16,960      881,750
        American Eagle Outfitters, Inc.........     39,590      932,345
        Bebe Stores, Inc.(a)...................     13,800      195,132
        Chico's FAS, Inc.*.....................      1,800       71,172
        Claire's Stores, Inc...................     11,040      287,592
        Coach, Inc.*...........................     11,440      368,139
        Home Depot, Inc. (The).................      7,848      322,082
        Nordstrom, Inc.........................     15,480      536,382
        O'Reilly Automotive, Inc.*(a)..........      7,490      211,218
        Pacific Sunwear of California, Inc.*(a)      9,170      229,433
        Reebok International, Ltd..............      5,361      305,845
        Target Corp............................     19,130    1,065,350
                                                           ------------
                                                              5,406,440
                                                           ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.9%
        Applied Materials, Inc.................     34,841      570,696
        Intel Corp.............................     64,980    1,527,030
        NVIDIA Corp.*(a).......................     17,400      583,770
        Texas Instruments, Inc.................     26,670      761,428
                                                           ------------
                                                              3,442,924
                                                           ------------
        SOFTWARE - 5.9%
        Activision, Inc.*......................     18,667      294,373
        Adobe Systems, Inc.....................     27,710      893,648
        Autodesk, Inc..........................      8,780      396,242
        Cadence Design Systems, Inc.*..........     17,950      286,841
        Microsoft Corp.........................     65,280    1,677,696
        SAP AG, (ADR)(b).......................     14,495      622,415
                                                           ------------
                                                              4,171,215
                                                           ------------
        Total Common Stocks
        (Cost $62,067,521)                                   69,475,053
                                                           ------------

        WARRANT - 0.0%
        Lucent Technologies, Inc. 0/0/0*
          (Cost - $0)..........................      1,831        1,263
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
VAN KAMPEN ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
OCTOBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
                                                  SHARES/PAR    VALUE
      SECURITY DESCRIPTION                          AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 5.6%
      Federal Home Loan Bank Discount Notes
        3.72%, due 11/1/05(c).................... $1,195,000 $ 1,195,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  2,736,135   2,736,135
                                                             -----------
      Total Short-Term Investments
      (Cost $3,931,135)                                        3,931,135
                                                             -----------

      TOTAL INVESTMENTS - 104.1%
      (Cost $65,998,656)                                      73,407,451

      Other Assets and Liabilities (net) - (4.1)%             (2,870,708)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $70,536,743
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions. (Note 6)

(c) Zero Coupon Bond - interest rate represents current yield to maturity.

ADR - American Depositary Receipt

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2005


                                                                                                   AIM Capital        MFS
                                                                                                   Appreciation   Total Return
                                                                                                    Portfolio      Portfolio
                                                                                                   ------------  --------------
ASSETS
   Investments, at value (Note 2)*                                                                 $252,414,533  $1,455,395,791
   Repurchase Agreement                                                                               3,898,000              --
   Cash                                                                                                     771          52,098
   Cash denominated in foreign currencies**                                                               2,248              --
   Receivable for investments sold                                                                   11,928,349       7,780,005
   Receivable for Trust shares sold                                                                         743          41,528
   Dividends receivable                                                                                 138,448         862,390
   Interest receivable                                                                                      184       5,908,595
   Unrealized appreciation on forward currency contracts (Note 8)                                            --              --
   Other assets                                                                                          11,813          66,469
                                                                                                   ------------  --------------
      Total assets                                                                                  268,395,089   1,470,106,876
                                                                                                   ------------  --------------
LIABILITIES
   Due to Bank                                                                                               --              --
   Payables for:
      Investments purchased                                                                           9,415,005       8,168,710
      Trust shares redeemed                                                                             512,772       1,400,702
      Net variation margin on financial futures contracts (Note 7)                                           --              --
      Collateral on securities on loan                                                               19,752,473     186,909,499
      Investment advisory fee payable (Note 3)                                                          318,540       1,689,136
      Custodian and accounting fees payable                                                              12,566          41,635
      Directors fee payable                                                                               1,426          10,395
   Accrued expenses                                                                                      50,127          82,085
                                                                                                   ------------  --------------
      Total liabilities                                                                              30,062,909     198,302,162
                                                                                                   ------------  --------------
NET ASSETS                                                                                         $238,332,180  $1,271,804,714
                                                                                                   ============  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                 $254,980,656  $1,142,260,060
   Accumulated net realized gain (loss)                                                             (51,906,505)     52,762,025
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency     34,748,955      53,047,103
   Undistributed (distributions in excess of) net investment income                                     509,074      23,735,526
                                                                                                   ------------  --------------
NET ASSETS                                                                                         $238,332,180  $1,271,804,714
                                                                                                   ============  ==============
CAPITAL SHARES OUTSTANDING                                                                           21,452,931      73,558,110
                                                                                                   ============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                                       $      11.11  $        17.29
                                                                                                   ============  ==============

--------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                               $217,668,473  $1,402,349,165
**Cost of cash denominated in foreign currencies                                                          2,237              --

                                                                                                       Pioneer
                                                                                                   Strategic Income
                                                                                                      Portfolio
                                                                                                   ----------------
ASSETS
   Investments, at value (Note 2)*                                                                     $213,176,690
   Repurchase Agreement                                                                                   6,305,000
   Cash                                                                                                         879
   Cash denominated in foreign currencies**                                                               7,007,058
   Receivable for investments sold                                                                            8,000
   Receivable for Trust shares sold                                                                         430,182
   Dividends receivable                                                                                          --
   Interest receivable                                                                                    2,452,320
   Unrealized appreciation on forward currency contracts (Note 8)                                            84,463
   Other assets                                                                                               9,087
                                                                                                   ----------------
      Total assets                                                                                      229,473,679
                                                                                                   ----------------
LIABILITIES
   Due to Bank                                                                                                   --
   Payables for:
      Investments purchased                                                                               5,815,759
      Trust shares redeemed                                                                                     148
      Net variation margin on financial futures contracts (Note 7)                                               --
      Collateral on securities on loan                                                                   36,905,531
      Investment advisory fee payable (Note 3)                                                              226,267
      Custodian and accounting fees payable                                                                  23,022
      Directors fee payable                                                                                   3,125
   Accrued expenses                                                                                          51,214
                                                                                                   ----------------
      Total liabilities                                                                                  43,025,066
                                                                                                   ----------------
NET ASSETS                                                                                             $186,448,613
                                                                                                   ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $208,588,602
   Accumulated net realized gain (loss)                                                                 (28,771,775)
   Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency           (729,630)
   Undistributed (distributions in excess of) net investment income                                       7,361,416
                                                                                                   ----------------
NET ASSETS                                                                                             $186,448,613
                                                                                                   ================
CAPITAL SHARES OUTSTANDING                                                                               19,495,007
                                                                                                   ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                                           $       9.56
                                                                                                   ================

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $213,742,648
**Cost of cash denominated in foreign currencies                                                          7,250,568

                       See notes to financial statements

Salomon Strategic    Strategic      Travelers      Van Kampen
Total Return Bond     Equity      Managed Income   Enterprise
    Portfolio        Portfolio      Portfolio      Portfolio
-----------------  -------------  --------------  ------------
      $12,905,851  $ 457,116,792    $255,198,694  $ 73,407,451
        6,069,000     35,758,000      15,135,000            --
           37,574            193             967            --
               --          5,471              --            --
           14,756     16,567,472              --            --
            1,963         10,229         105,064        50,464
               --        238,789              --        27,775
          128,806        285,449       3,315,696            --
               --             --              --            --
              867         24,712          14,683         3,837
-----------------  -------------  --------------  ------------
       19,158,817    510,007,107     273,770,104    73,489,527
-----------------  -------------  --------------  ------------
               --             --              --           160
        5,378,283     15,375,482              --            --
            1,332        898,820         129,312        69,567
              328             --              --            --
               --     43,982,109              --     2,736,135
           18,848        606,527         302,105        82,794
           10,531         43,314          11,093         8,223
            4,437          5,867           3,367         2,054
           39,561         47,323          41,783        53,851
-----------------  -------------  --------------  ------------
        5,453,320     60,959,442         487,660     2,952,784
-----------------  -------------  --------------  ------------
      $13,705,497  $ 449,047,665    $273,282,444  $ 70,536,743
=================  =============  ==============  ============
      $14,791,407  $ 641,236,903    $279,807,465  $130,066,294
       (1,494,909)  (209,309,829)     (9,044,660)  (67,008,538)
          (80,145)    14,424,515      (5,141,192)    7,408,795
          489,144      2,696,076       7,660,831        70,192
-----------------  -------------  --------------  ------------
      $13,705,497  $ 449,047,665    $273,282,444  $ 70,536,743
=================  =============  ==============  ============
        1,270,316     25,913,243      24,117,027     5,822,441
=================  =============  ==============  ============
      $     10.79  $       17.33    $      11.33  $      12.11
=================  =============  ==============  ============

---------------------------------------------------------------
      $13,029,764  $ 442,693,446    $260,339,886  $ 65,998,656
               --          5,471              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2005


                                                                                      AIM Capital       MFS
                                                                                      Appreciation  Total Return
                                                                                       Portfolio     Portfolio
                                                                                      ------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                      $ 2,715,466  $ 16,694,775
    Interest (2)                                                                           167,388    24,181,666
                                                                                      ------------  ------------
       Total investment income                                                           2,882,854    40,876,441
                                                                                      ------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     1,932,760     9,717,086
    Custody and accounting fees                                                             43,054       128,230
    Transfer agent fees                                                                      4,695         4,939
    Audit                                                                                   24,983        22,287
    Legal                                                                                   11,995        13,718
    Trustee fees and expenses                                                                8,420        26,566
    Shareholder reporting                                                                   21,573        62,138
    Insurance                                                                               12,701        43,594
    Other                                                                                      996         6,392
                                                                                      ------------  ------------
    Net expenses                                                                         2,061,177    10,024,950
                                                                                      ------------  ------------
    Net investment income                                                                  821,677    30,851,491
                                                                                      ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      14,764,129    63,672,770
       Futures contracts                                                                        --            --
       Options contracts                                                                  (120,778)           --
       Foreign currency related transactions                                               (12,461)      (51,392)
                                                                                      ------------  ------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                         14,630,890    63,621,378
                                                                                      ------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of year                                                             24,515,602    75,776,116
          End of year                                                                   34,748,955    53,047,103
                                                                                      ------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                10,233,353   (22,729,013)
                                                                                      ------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                      24,864,243    40,892,365
                                                                                      ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $25,685,920  $ 71,743,856
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $     9,531  $    130,194
(2)Interest income includes security lending income of:                                     23,275       239,650

                                                                                          Pioneer
                                                                                      Strategic Income
                                                                                         Portfolio
                                                                                      ----------------
INVESTMENT INCOME:
    Dividends (1)                                                                          $    29,028
    Interest (2)                                                                             9,205,901
                                                                                      ----------------
       Total investment income                                                               9,234,929
                                                                                      ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                         1,076,933
    Custody and accounting fees                                                                 69,313
    Transfer agent fees                                                                          5,009
    Audit                                                                                       24,471
    Legal                                                                                       12,796
    Trustee fees and expenses                                                                    8,923
    Shareholder reporting                                                                       23,714
    Insurance                                                                                    5,022
    Other                                                                                        3,129
                                                                                      ----------------
    Net expenses                                                                             1,229,310
                                                                                      ----------------
    Net investment income                                                                    8,005,619
                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                           2,418,592
       Futures contracts                                                                            --
       Options contracts                                                                            --
       Foreign currency related transactions                                                    24,883
                                                                                      ----------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                              2,443,475
                                                                                      ----------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of year                                                                  3,765,113
          End of year                                                                         (729,630)
                                                                                      ----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                    (4,494,743)
                                                                                      ----------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                          (2,051,268)
                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            $ 5,954,351
                                                                                      ================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                         $       179
(2)Interest income includes security lending income of:                                         25,492

                       See notes to financial statements

Salomon Strategic   Strategic     Travelers     Van Kampen
Total Return Bond    Equity     Managed Income  Enterprise
    Portfolio       Portfolio     Portfolio     Portfolio
-----------------  -----------  --------------  ----------
        $     469  $ 8,507,315     $        --  $  932,386
          818,946    1,429,017      10,577,752      39,577
-----------------  -----------  --------------  ----------
          819,415    9,936,332      10,577,752     971,963
-----------------  -----------  --------------  ----------
          121,766    3,851,653       1,821,285     531,693
           32,323      125,830          34,108      23,831
            4,713        5,006           5,104       4,893
           22,248       22,274          22,258      22,261
           12,688       14,143          14,908      13,329
           10,305       15,398          11,905       5,173
            8,942       19,174          15,174      26,372
            1,789       24,225           5,552       5,173
            2,050        2,181           8,913          --
-----------------  -----------  --------------  ----------
          216,824    4,079,884       1,939,207     632,725
-----------------  -----------  --------------  ----------
          602,591    5,856,448       8,638,545     339,238
-----------------  -----------  --------------  ----------

          371,802   25,602,638         833,358   3,609,871
            9,370           --              --          --
               --           --              --          --
            2,062     (118,567)             --          --
-----------------  -----------  --------------  ----------
          383,234   25,484,071         833,358   3,609,871
-----------------  -----------  --------------  ----------

          481,177   13,751,913       3,280,594   3,503,173
          (80,145)  14,424,515      (5,141,192)  7,408,795
-----------------  -----------  --------------  ----------
         (561,322)     672,602      (8,421,786)  3,905,622
-----------------  -----------  --------------  ----------
         (178,088)  26,156,673      (7,588,428)  7,515,493
-----------------  -----------  --------------  ----------
        $ 424,503  $32,013,121     $ 1,050,117  $7,854,731
=================  ===========  ==============  ==========

----------------------------------------------------------
        $      --  $    85,618     $        --  $    1,581
               --      432,743              --       2,025

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2005

                                                          AIM                                MFS
                                              Capital Appreciation Portfolio       Total Return portfolio
                                              -----------------------------    ------------------------------
                                               Year Ended      Year Ended        Year Ended      Year Ended
                                               October 31,     October 31,       October 31,     October 31,
                                                  2005            2004*             2005            2004*
                                              -------------------------------  -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $    821,677    $   (382,450)    $   30,851,491  $   24,511,979
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             14,630,890      11,819,139         63,621,378      67,430,520
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             10,233,353      (3,853,039)       (22,729,013)     23,535,893
                                               ------------   ------------     --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                25,685,920       7,583,650         71,743,856     115,478,392
                                               ------------   ------------     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                     (322,782)             --        (31,800,072)    (22,438,758)
   From net realized gains                              --              --        (32,429,912)             --
                                               ------------   ------------     --------------  --------------
   Net decrease in net assets resulting from
       distributions                              (322,782)             --        (64,229,984)    (22,438,758)
                                               ------------   ------------     --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold                    35,483,412      81,806,468        105,571,655      86,033,895
   Net asset value of shares issued through
       dividend reinvestment                       322,782              --         64,229,984      22,438,758
   Cost of shares repurchased                  (56,459,693)    (34,221,120)       (65,667,151)    (38,315,281)
                                               ------------   ------------     --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions         (20,653,499)     47,585,348        104,134,488      70,157,372
                                               ------------   ------------     --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          4,709,639      55,168,998        111,648,360     163,197,006
   Net assets at beginning of year             233,622,541     178,453,543      1,160,156,354     996,959,348
                                               ------------   ------------     --------------  --------------
   Net assets at end of year                  $238,332,180    $233,622,541     $1,271,804,714  $1,160,156,354
                                               ============   ============     ==============  ==============
   Net assets at end of year includes
       undistributed (distributions in
       excess of) net investment income       $    509,074    $         --     $   23,735,526  $   21,872,798
                                               ============   ============     ==============  ==============

* Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Pioneer                   Salomon Strategic
Strategic Income Portfolio      Total Return Bond Portfolio     Strategic Equity Portfolio
--------------------------      --------------------------      --------------------------
 Year Ended    Year Ended       Year Ended    Year Ended         Year Ended    Year Ended
 October 31,   October 31,      October 31,   October 31,        October 31,   October 31,
    2005          2004*            2005          2004*              2005          2004*
----------------------------    ----------------------------    ---------------------------
$  8,005,619  $  6,101,917      $   602,591   $   841,792       $  5,856,448  $  4,350,288
   2,443,475     2,872,293          383,234       615,915         25,484,071    30,288,099

  (4,494,743)    2,161,849         (561,322)     (251,887)           672,602     9,523,067
------------  ------------  -    -----------   -----------  -   ------------  ------------
   5,954,351    11,136,059          424,503     1,205,820         32,013,121    44,161,454
------------  ------------  -    -----------   -----------  -   ------------  ------------
  (7,620,245)   (8,542,499)        (938,016)   (1,228,728)        (7,201,167)           --
          --            --               --            --                 --            --
------------  ------------  -    -----------   -----------  -   ------------  ------------
  (7,620,245)   (8,542,499)        (938,016)   (1,228,728)        (7,201,167)           --
------------  ------------  -    -----------   -----------  -   ------------  ------------
  79,604,243    12,560,775          680,330     1,406,864          1,089,216     1,522,056
   7,620,245     8,542,499          938,016     1,228,728          7,201,167            --
  (6,091,546)  (17,203,671)      (3,951,875)   (7,295,139)       (91,950,765)  (87,338,249)
------------  ------------  -    -----------   -----------  -   ------------  ------------
  81,132,942     3,899,603       (2,333,529)   (4,659,547)       (83,660,382)  (85,816,193)
------------  ------------  -    -----------   -----------  -   ------------  ------------
  79,467,048     6,493,163       (2,847,042)   (4,682,455)       (58,848,428)  (41,654,739)
 106,981,565   100,488,402       16,552,539    21,234,994        507,896,093   549,550,832
------------  ------------  -    -----------   -----------  -   ------------  ------------
$186,448,613  $106,981,565      $13,705,497   $16,552,539       $449,047,665  $507,896,093
============  ============  =    ===========   ===========  =   ============  ============
$  7,361,416  $  6,039,069      $   489,144   $   728,377       $  2,696,076  $  4,340,700
============  ============  =    ===========   ===========  =   ============  ============


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

OCTOBER 31, 2005

                                                       Travelers                      Van Kampen
                                               Managed Income Portfolio          Enterprise Portfolio
                                              --------------------------      --------------------------
                                               Year Ended    Year Ended        Year Ended    Year Ended
                                               October 31,   October 31,       October 31,   October 31,
                                                  2005          2004*             2005          2004*
                                              ----------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $  8,638,545  $  8,271,956      $    339,238  $    228,592
   Net realized gain (loss) on investments,
       futures contracts, options
       contracts and foreign currency
       related transactions                        833,358       474,777         3,609,871     9,114,312
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                             (8,421,786)    2,195,501         3,905,622    (9,035,638)
                                              ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                 1,050,117    10,942,234         7,854,731       307,266
                                              ------------  ------------  -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                  (13,026,736)  (10,421,800)         (440,542)     (134,925)
   From net realized gains                              --            --                --            --
                                              ------------  ------------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                           (13,026,736)  (10,421,800)         (440,542)     (134,925)
                                              ------------  ------------  -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 10):
   Proceeds from shares sold                    23,995,069    40,399,247         3,620,309     1,291,178
   Net asset value of shares issued through
       dividend reinvestment                    13,026,736    10,421,800           440,542       134,925
   Cost of shares repurchased                  (29,836,550)  (25,644,982)      (20,224,023)  (18,943,158)
                                              ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions           7,185,255    25,176,065       (16,163,172)  (17,517,055)
                                              ------------  ------------  -   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,791,364)   25,696,499        (8,748,983)  (17,344,714)
   Net assets at beginning of year             278,073,808   252,377,309        79,285,726    96,630,440
                                              ------------  ------------  -   ------------  ------------
   Net assets at end of year                  $273,282,444  $278,073,808      $ 70,536,743  $ 79,285,726
                                              ============  ============  =   ============  ============
   Net assets at end of year includes
       undistributed (distributions
       in excess of) net investment income    $  7,660,831  $  7,500,405      $     70,192  $    171,496
                                              ============  ============  =   ============  ============

* Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                              NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                              VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                              BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED:   OF YEAR   INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
AIM CAPITAL APPRECIATION PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $ 9.98    $   0.04 (a)  $    1.10 (a)   $   1.14   $ (0.01)     $    --
  10/31/2004**                                   9.63          (0.02)           0.37       0.35         --          --
  10/31/2003**                                   8.04          (0.02)           1.61       1.59         --          --
  10/31/2002**                                   9.11          (0.03)         (1.04)     (1.07)         --          --
  10/31/2001**                                  21.73          (0.02)         (8.72)     (8.74)         --      (3.88)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
MFS TOTAL RETURN PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $17.19    $   0.42 (a)  $    0.61 (a)   $   1.03   $ (0.46)     $(0.47)
  10/31/2004**                                  15.77            0.36           1.41       1.77     (0.35)          --
  10/31/2003**                                  14.44            0.34           1.49       1.83     (0.50)          --
  10/31/2002**                                  16.08        0.39 (c)      (0.98)(c)     (0.59)     (0.44)      (0.61)
  10/31/2001**                                  17.16            0.42         (0.42)    (0.00)+     (0.48)      (0.60)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
PIONEER STRATEGIC INCOME PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $ 9.73    $   0.53 (a)  $   (0.04)(a)   $   0.49   $ (0.66)     $    --
  10/31/2004**                                   9.53        0.57 (a)       0.48 (a)       1.05     (0.85)          --
  10/31/2003**                                   8.94        0.63 (a)       1.04 (a)       1.67     (1.08)          --
  10/31/2002**                                   9.94        1.14 (c)      (0.94)(c)       0.20     (1.20)          --
  10/31/2001**                                  10.31            0.93         (0.47)       0.46     (0.83)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
SALOMON STRATEGIC TOTAL RETURN BOND PORTFOLIO --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.16    $   0.43 (a)  $   (0.14)(a)   $   0.29   $ (0.66)     $    --
  10/31/2004**                                  11.10        0.48 (a)       0.25 (a)       0.73     (0.67)          --
  10/31/2003**                                  10.13        0.54 (a)       0.93 (a)       1.47     (0.50)          --
  10/31/2002**                                  10.27     0.51 (a)(c)   (0.17)(a)(c)       0.34     (0.48)          --
  10/31/2001**                                   9.89        0.58 (a)       0.48 (a)       1.06     (0.68)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
STRATEGIC EQUITY PORTFOLIO                    --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $16.44    $   0.21 (a)  $    0.92 (a)   $   1.13   $ (0.24)     $    --
  10/31/2004**                                  15.16            0.14           1.14       1.28         --          --
  10/31/2003**                                  12.59          (0.03)           2.62       2.59     (0.02)          --
  10/31/2002**                                  16.67            0.04         (4.05)     (4.01)     (0.07)          --
  10/31/2001**                                  28.63            0.07         (8.60)     (8.53)     (0.05)      (3.38)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
TRAVELERS MANAGED INCOME PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.84    $   0.35 (a)  $   (0.31)(a)   $   0.04   $ (0.55)     $    --
  10/31/2004**                                  11.84            0.36           0.12       0.48     (0.48)          --
  10/31/2003**                                  11.38        0.50 (a)       0.69 (a)       1.19     (0.68)      (0.05)
  10/31/2002**                                  12.57     0.56 (a)(c)   (1.07)(a)(c)     (0.51)     (0.63)      (0.05)
  10/31/2001**                                  11.58        0.71 (a)       0.83 (a)       1.54     (0.55)          --
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------
VAN KAMPEN ENTERPRISE PORTFOLIO               --------- -------------- -------------- ---------- ---------- -------------

  10/31/2005                                   $11.02    $   0.05 (a)  $    1.10 (a)   $   1.15   $ (0.06)     $    --
  10/31/2004**                                  11.03            0.03         (0.02)       0.01     (0.02)          --
  10/31/2003**                                   9.40            0.01           1.67       1.68     (0.05)          --
  10/31/2002**                                  11.81            0.05         (2.42)     (2.37)     (0.04)          --
  10/31/2001**                                  25.60            0.03         (9.05)     (9.02)    (0.00)+      (4.77)
----------------------------------            --------- -------------- -------------- ---------- ---------- -------------

* Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
** Audited by other Independent Public Accounting Firm. (Note 15)
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year ended October 31, 2004. The actual expense ratios did not change due to these waivers for any portfolio except Salomon Brothers Strategic Total Return Portfolio. If such fee was not waived, the actual expense ratio would have been 1.25%.
(c) Effective November 1, 2001, the Portfolio adopted a change in the accounting method that requires the Portfolio to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the MFS Total Return Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $1.16, $(0.96) and 8.42% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Pioneer Strategic Income Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.52, $0.18 and 5.04% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Salomon Strategic Total Return Portfolio. Without the adoption of this change, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Managed Income Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 498%, 414% and 376% for the years ended October 31, 2005, 2004 and 2003, respectively.

                       See notes to financial statements

                                                                 RATIO OF NET
                                                     RATIO OF    INVESTMENT
              NET ASSET               NET ASSETS END EXPENSES TO INCOME (LOSS)
TOTAL         VALUE END               OF YEAR        AVERAGE NET TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN* (IN MILLIONS)  ASSETS      ASSETS         TURNOVER RATE
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.01)     $11.11      11.47 %        $  238         0.85%       0.34 %           83%
        --       9.98         3.63           234       0.85(b)       (0.18)           71
        --       9.63        19.78           178          0.85       (0.25)           49
        --       8.04      (11.75)           172          0.85       (0.28)           65
    (3.88)       9.11      (43.36)           224          0.83       (0.20)           77
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.93)     $17.29       6.09 %        $1,272         0.79%       2.45 %           47%
    (0.35)      17.19        11.36         1,160       0.82(b)         2.25           66
    (0.50)      15.77        13.05           997          0.82         2.37           49
    (1.05)      14.44       (3.59)           830          0.83      2.81(c)           81
    (1.08)      16.08       (0.22)           804          0.83         3.08           88
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.66)     $ 9.56       5.17 %        $  186         0.86%       5.58 %           37%
    (0.85)       9.73        11.66           107       0.90(b)         6.19           56
    (1.08)       9.53        20.56           100          1.00         7.05          141
    (1.20)       8.94         2.00            97          0.93      8.24(c)          208
    (0.83)       9.94         4.60           128          0.90         8.83          150
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.66)     $10.79       2.67 %        $   14         1.42%       3.96 %           42%(d)
    (0.67)      11.16         6.83            17       1.24(b)         4.47           42(d)
    (0.50)      11.10        15.10            21          1.20         5.06           68(d)
    (0.48)      10.13         3.36            21          1.24      4.95(c)          385
    (0.68)      10.27        10.99            18          1.23         5.69          448
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.24)     $17.33       6.85 %        $  449         0.85%       1.23 %          220%
        --      16.44         8.44           508       0.85(b)         0.81          213
    (0.02)      15.16        20.57           550          0.84       (0.20)          167
    (0.07)      12.59      (24.05)           516          0.83         0.19          100
    (3.43)      16.67      (32.05)           845          0.82         0.31           46
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.55)     $11.33       0.35 %        $  273         0.69%       3.08 %           95%
    (0.48)      11.84         4.19           278       0.69(b)         3.10          123
    (0.73)      11.84        10.85           252          0.68         4.34          163
    (0.68)      11.38       (4.06)           208          0.69      4.68(c)          177
    (0.55)      12.57        13.50           221          0.68         5.76          194
---------     --------- ------------- -------------- ----------- -------------- -------------
------------- --------- ------------- -------------- ----------- -------------- -------------

   $(0.06)     $12.11      10.48 %        $   71         0.83%       0.45 %           57%
    (0.02)      11.02         0.05            79       0.80(b)         0.26          157
    (0.05)      11.03        17.93            97          0.80         0.13          123
    (0.04)       9.40      (20.07)           100          0.76         0.30           87
    (4.77)      11.81      (37.52)           165          0.74         0.18          107
---------     --------- ------------- -------------- ----------- -------------- -------------

                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005


1. ORGANIZATION

Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 1, 2005, the Trust succeeded to the operations of seven portfolios of Travelers Series Fund, Inc., a Maryland corporation ("Travelers Series Fund, Inc."). Each of the AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio (which is non-diversified), Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio was formerly a portfolio of Travelers Series Fund. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At October 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                    Expiring   Expiring   Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                          12/31/2007 12/31/2008 12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013
---------                          ---------- ---------- ----------- ------------ ----------- ---------- ----------

AIM Capital Appreciation Portfolio $       -- $       -- $13,282,680 $ 25,303,918 $11,887,038  $     --  $       --

MFS Total Return Portfolio                 --         --          --           --          --        --          --

Pioneer Strategic Income Portfolio  4,613,853  3,076,895   7,414,445   11,398,536   2,263,562        --          --

Salomon Brothers Strategic Total
  Return Bond Portfolio               435,020    938,295      42,124       19,636          --        --          --

Strategic Equity Portfolio                 --         --          --  207,061,308          --        --          --

Travelers Managed Income Portfolio         --         --          --           --   4,796,406   532,995   3,630,067

Van Kampen Enterprise Portfolio            --         --  24,042,500   34,687,599   8,209,090        --          --

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITIES LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) STRIPPED SECURITIES - MFS Total Return Portfolio, Pioneer Strategic Income Portfolio and Travelers Managed Income Portfolio may invest in "Stripped Securities," a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities ("PO"), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities ("IO"), which are unmatured interest coupons that have been stripped from debt obligations. Stripped Securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs' is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Porfolios may not fully recoup the initial investment in IOs'.

(M) MORTGAGE DOLLAR ROLLS - Salomon Brothers Strategic Total Return Bond Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended October 31, 2005 was approximately $5,507,940 for the Salomon Brothers Strategic Total Return Bond Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(N) FUND CONCENTRATION - The investments by Salomon Brothers Strategic Total Return Bond Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

value of the investments and earnings of Salomon Brothers Strategic Total Return Bond Portfolio. Foreign investments may also subject Salomon Brothers Strategic Total Return Bond Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(O) CREDIT AND MARKET RISK - MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(P) LOAN PARTICIPATIONS - Pioneer Strategic Income Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(Q) OPTIONS - Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market, or if the counter party is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Investment Adviser, Inc. ("TIA") manages the investment operations of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio, (each a "TIA Portfolios" and collectively the "TIA Portfolios") pursuant to management agreements entered into by the Trust on behalf of each TIA Portfolio. Effective July 1, 2005, TIA became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TIA was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TIA has entered into sub-advisory agreements with AIM Capital Management, Inc., Massachusetts Financial Services Company, Pioneer Investment Management, Inc., Fidelity Management & Research Co., Van Kampen Asset Management and Salomon Brothers Asset Management, Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Travelers Asset Management International Company LLC ("TAMIC") serves as investment adviser to the Travelers Managed Income Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup. On July 1, 2005, Salomon Brothers Asset Management Inc ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Travelers Managed Income Portfolio.

TIA acts as administrator to the AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio and Van Kampen Enterprise Portfolio. TAMIC acts as administrator to the Travelers Managed Income Portfolio.

The administrators have entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), as of July 1, 2005, to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee by TIA and TAMIC calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                             Management Fees earned
                                               by Manager for the
                                                   Year ended
Portfolio                                       October 31, 2005    % per annum         Average Daily Assets
---------                                    ---------------------- ----------- ------------------------------------

AIM Capital Appreciation Portfolio                 $1,932,760           0.80%   All

MFS Total Return Portfolio                          9,717,086           0.80%   First $600 Million

                                                                       0.775%   Over $600 Million up to $900 Million

                                                                        0.75%   Over $900 Million up to $1.5 Billion

                                                                       0.725%   Over $1.5 Billion up to $2.5 Billion

                                                                       0.675%   Over $2.5 Billion

Pioneer Strategic Income Portfolio                  1,076,933           0.75%   All

Salomon Brothers Strategic Total Return Bond
  Portfolio                                           121,766           0.80%   All

Strategic Equity Portfolio                          3,851,653           0.80%   All

Travelers Managed Income Portfolio                  1,821,285           0.65%   All

Van Kampen Enterprise Portfolio                       531,693           0.70%   All

For the year ended October 31, 2005, AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio had a voluntary expense limitation in place of 1.25%, 1.25%, 1.50%, 1.25%, 1.25% and 1.50%, respectively. This limitation can be terminated at any time by TIA.

TIA has entered into a sub-advisory agreement with SaBAM, an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for Salomon Brothers Strategic Total Return Bond Portfolio and is compensated for such services by TIA at an annual rate of 0.375% of the average daily net assets of Salomon Brothers Strategic Total Return Bond Portfolio.

Prior to July 1, 2005, Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acted as the Portfolios' transfer agent. PFPC Inc. ("PFPC") acted as the Portfolios' sub-transfer agent. Effective July 1, 2005, PFPC became the Portfolios' transfer agent and is paid by TAMIC and TIA for transfer agent services. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended June 30, 2005, each Portfolio paid transfer agent fees to CTB as follows:

         Portfolio                                              Total
         ---------                                              ------

         AIM Capital Appreciation Portfolio                     $3,284

         MFS Total Return Portfolio                              3,392

         Pioneer Strategic Income Portfolio                      3,334

         Salomon Brothers Strategic Total Return Bond Portfolio  3,044

         Strategic Equity Portfolio                              3,324

         Travelers Managed Income Portfolio                      3,318

         Van Kampen Enterprise Portfolio                         3,324

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended October 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

         Portfolio                                               Total
         ---------                                              -------

         AIM Capital Appreciation Portfolio                     $28,967

         MFS Total Return Portfolio                              13,220

         Pioneer Strategic Income Portfolio                          --

         Salomon Brothers Strategic Total Return Bond Portfolio      --

         Strategic Equity Portfolio                              86,848

         Travelers Managed Income Portfolio                          --

         Van Kampen Enterprise Portfolio                            198

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                                            SHARES ISSUED             NET INCREASE
                                                                            THROUGH                   (DECREASE)
                                                       BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                                       SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
AIM CAPITAL APPRECIATION PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           23,420,686 3,341,204      30,138   (5,339,097) (1,967,755)  21,452,931
  10/31/2004                                           18,522,851 8,342,805          --   (3,444,970)   4,897,835  23,420,686
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
MFS TOTAL RETURN PORTFOLIO                             ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           67,488,682 6,108,117   3,751,751   (3,790,440)   6,069,428  73,558,110
  10/31/2004                                           63,201,460 5,224,464   1,385,108   (2,322,350)   4,287,222  67,488,682
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
PIONEER STRATEGIC INCOME PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           10,995,568 8,316,413     814,129     (631,103)   8,499,439  19,495,007
  10/31/2004                                           10,548,571 1,345,497     946,013   (1,844,513)     446,997  10,995,568
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                            1,482,707    62,779      87,912     (363,082)   (212,391)   1,270,316
  10/31/2004                                            1,912,402   129,079     115,157     (673,931)   (429,695)   1,482,707
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
STRATEGIC EQUITY PORTFOLIO                             ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           30,895,419    64,786     410,323   (5,457,285) (4,982,176)  25,913,243
  10/31/2004                                           36,245,051    94,460          --   (5,444,092) (5,349,632)  30,895,419
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
TRAVELERS MANAGED INCOME PORTFOLIO                     ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                           23,484,047 2,094,601   1,156,904   (2,618,525)     632,980  24,117,027
  10/31/2004                                           21,313,793 3,469,389     907,032   (2,206,167)   2,170,254  23,484,047
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------
VAN KAMPEN ENTERPRISE PORTFOLIO                        ---------- --------- ------------- ----------- ------------ ----------
  10/31/2005                                            7,194,756   303,957      37,176   (1,713,448) (1,372,315)   5,822,441
  10/31/2004                                            8,761,608   114,164      11,815   (1,692,831) (1,566,852)   7,194,756
-------------------------------------                  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended October 31, 2005 were as follows:

                                                                  Purchase                        Sales
-                                                      ------------------------------ ------------------------------
Portfolio                                              U.S. Government Non-Government U.S. Government Non-Government
---------                                              --------------- -------------- --------------- --------------

AIM Capital Appreciation Portfolio                      $         --    $194,789,679   $         --   $  217,012,808

MFS Total Return Portfolio                               198,090,684     505,439,120    139,880,344      434,853,844

Pioneer Strategic Income Portfolio                        69,955,296      61,378,180     12,319,245       38,223,870

Salomon Brothers Strategic Total Return Bond Portfolio     3,304,944       3,005,978        719,251        5,485,985

Strategic Equity Portfolio                                 7,797,192     990,617,034      1,567,097    1,088,902,707

Travelers Managed Income Portfolio                       184,501,546      81,893,158    169,733,567       76,682,455

Van Kampen Enterprise Portfolio                                   --      42,730,042             --       57,346,556

At October 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                         Gross        Gross      Net Unrealized
                                                       Federal Income  Unrealized   Unrealized   Appreciation/
Portfolio                                                 Tax Cost    Appreciation Depreciation  (Depreciation)
---------                                              -------------- ------------ ------------  --------------

AIM Capital Appreciation Portfolio                     $  222,999,342 $37,003,001  $ (3,689,810)  $33,313,191

MFS Total Return Portfolio                              1,413,914,954  83,351,435   (41,870,598)   41,480,837

Pioneer Strategic Income Portfolio                        220,658,762   5,308,043    (6,485,115)   (1,177,072)

Salomon Brothers Strategic Total Return Bond Portfolio     19,143,372     378,004      (546,525)     (168,521)

Strategic Equity Portfolio                                480,699,968  22,539,426   (10,364,602)   12,174,824

Travelers Managed Income Portfolio                        277,794,616     860,738    (8,321,660)   (7,460,922)

Van Kampen Enterprise Portfolio                            66,068,004   9,012,756    (1,673,309)    7,339,447

6. SECURITIES LENDING

As of October 31, 2005, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                         Value of     Value of
                                                        Securities   Collateral
                                                       ------------ ------------

AIM Capital Appreciation Portfolio                     $ 19,277,457 $ 19,752,473

MFS Total Return Portfolio                              131,693,545  186,909,499

Pioneer Strategic Income Portfolio                       36,168,819   36,905,531

Salomon Brothers Strategic Total Return Bond Portfolio           --           --

Strategic Equity Portfolio                               42,574,946   43,982,109

Travelers Managed Income Portfolio                               --           --

Van Kampen Enterprise Portfolio                           2,673,059    2,736,135

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



7. FUTURES CONTRACTS

The futures contracts outstanding as of October 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

SALOMON STRATEGIC TOTAL RETURN PORTFOLIO

                                                                            Unrealized
                                                   Number of   Notional   Appreciation/
Description                        Expiration Date Contracts    Value     (Depreciation)
-----------                        --------------- --------- ------------ --------------
U.S. Treasury Notes 10 yrs Futures    12/20/05         1     $(2,011,922)    $42,681
U.S. Treasury Notes 5 yrs Futures     12/20/05        19        (108,453)      1,090
                                                                             -------
                                                                              43,771

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at October 31, 2005, were as follows:

PIONEER STRATEGIC INCOME PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                 Net Unrealized
                                        Value at     In Exchange Appreciation/
Settlement Date Contacts to Deliver October 31, 2005 for U.S. $  (Depreciation)
--------------- ------------------- ---------------- ----------- --------------

  12/13/2005         3,571,000         $2,666,498     2,739,671     $73,173

  12/1/2005          1,050,000            890,742       891,636         894

  11/3/2005          2,907,000          3,487,510     3,497,906      10,397
                                                                    -------

                                                                     84,463

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom FMR places trades pay for certain expenses of Strategic Equity Portfolio or provide other services. During the year ended October 31, 2005, Strategic Equity Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                                Brokerage
                                                 Service
                                               Arrangements
                                               ------------

                    Strategic Equity Portfolio   $810,469

Certain amounts on the prior year statement of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended October 31, 2005 and 2004 were as follows:

                                                 Ordinary Income     Long-Term Capital Gain          Total
-                                            ----------------------- ---------------------- -----------------------
                                                2005        2004        2005         2004      2005        2004
-                                            ----------- -----------  -----------  ------   ----------- -----------

AIM Capital Appreciation Portfolio           $   322,782 $        -- $        --    $--     $   322,782 $        --

MFS Total Return Portfolio                    31,800,072  22,438,758  32,429,912     --      64,229,984  22,438,758

Pioneer Strategic Income Portfolio             7,620,245   8,542,499          --     --       7,620,245   8,542,499

Salomon Brothers Strategic Total Return Bond
  Portfolio                                      938,016   1,228,728          --     --         938,016   1,228,728

Strategic Equity Portfolio                     7,201,167          --          --     --       7,201,167          --

Travelers Managed Income Portfolio            13,026,736  10,421,800          --     --      13,026,736  10,421,800

Van Kampen Enterprise Portfolio                  440,542     134,925          --     --         440,542     134,925

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of October 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                             Undistributed Undistributed   Unrealized
                                               Ordinary      Long-Term    Appreciation  Loss Carryforwards
                                                Income         Gain      (Depreciation)   and Deferrals        Total
-                                            ------------- ------------- -------------- ------------------ -------------

AIM Capital Appreciation Portfolio            $   509,074   $        --   $33,316,086     $ (50,473,636)   $ (16,648,476)

MFS Total Return Portfolio                     38,152,383    49,909,295    41,481,314                --      129,542,992

Pioneer Strategic Income Portfolio              8,052,511            --    (1,340,744)      (28,767,291)     (22,055,524)

Salomon Brothers Strategic Total Return Bond
  Portfolio                                       517,579            --      (124,643)       (1,435,075)      (1,042,139)

Strategic Equity Portfolio                      2,696,323            --    12,175,993      (207,061,308)    (192,188,992)

Travelers Managed Income Portfolio              9,895,370            --    (7,460,922)       (8,959,468)      (6,525,020)

Van Kampen Enterprise Portfolio                    70,192            --     7,339,447       (66,939,189)     (59,529,550)

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005, the Portfolios' managers, TIA or TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that included the Portfolios' investment manager at that time and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2005



The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The Portfolios' net asset values were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management, Inc. (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment advisers, TAMIC and TIA, which serve as the investment advisers to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Travelers Managed Income Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended October 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TIA for Salomon Brothers Strategic Total Return Bond Portfolio, and SaBAM and TAMIC for Travelers Managed Income Portfolio. Therefore, the Board approved new subadvisory agreements for Salomon Brothers Strategic Total Return Bond Portfolio and Travelers Managed Income Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Travelers Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio, and Van Kampen Enterprise Portfolio (the "Portfolios"), each a series of the Travelers Series Trust, as of October 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2004 and the financial highlights for each of the four years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of October 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the year ended October 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2005

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS (UNAUDITED)

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of the Travelers Series Trust: AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio (the "Portfolios") approved the investment advisory agreements (the "Agreements") between TAMIC and Travelers Managed Income Portfolio, and between TIA and each of the other Portfolios. In addition, the Independent Trustees, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Travelers Managed Income Portfolio, TIA and AIM for the AIM Capital Appreciation Portfolio, TIA and MFS for the MFS Total Return Portfolio, TIA and Pioneer for the Pioneer Strategic Income Portfolio, TIA and SaBAM for Salomon Brothers Strategic Total Return Bond Portfolio, TIA and FMR for Strategic Equity Portfolio, and TIA and Van Kampen for Van Kampen Enterprise Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Portfolios requested certain information from TAMIC, TIA and the subadvisors, and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and TIA, and by SaBAM, AIM, MFS, Pioneer, FMR, and Van Kampen (the "subadvisors") under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios;
(c) the cost of services to be provided and the profit realized by TAMIC and TIA and their affiliates; (d) the extent to which TAMIC, TIA and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC and TIA (each an "advisor" and collectively, the "advisors"), the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC and TIA, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC and TIA had been acquired by MetLife, Inc. ("MetLife"), effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC and TIA. The Board also noted the responsibilities that the advisors have to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the advisors' ability to render such services based on their experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered the subadvisor's management style and long-term performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party. Portfolio expenses were compared to a group of funds in the same investment category as each Portfolio, chosen by the independent third party to be comparable to the Portfolio (the "expense group"). The Board also examined the fees paid to each subadviser in light of fees paid to other subadvisers of funds deemed to be comparable by the independent third party (the "subadviser expense group"). The Board also noted the advisors' commitment to keep expense limitation agreements in place with the Portfolios. The Board noted that a major component of profitability of the advisors was the difference between the amount each advisor would receive from the Portfolios that it managed and what would be paid to the subadvisor for each

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


respective Portfolio. In terms of the investment advisory fees paid by the Portfolios and the comparison of such fees with the fees paid by other mutual funds, the Board considered that the Portfolios' advisory fees included compensation for TAMIC and TIA for performing or obtaining certain administrative services that other mutual funds often pay for separately from their advisory fees. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by the advisors and subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to each advisor and subadvisor with respect to each Portfolio was fair and reasonable.

In general, the Board considered Portfolio performance not only for the existing Portfolios that are part of The Travelers Series Trust, but also for their predecessor portfolios that were part of Travelers Series Fund, Inc. The Board reviewed the Portfolios' performance record and the advisors' and subadvisors' management styles and long-term performance records with the Portfolios and comparable funds. The Board noted that the Board reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Agreement with respect to each of the Portfolios, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report (the "peer universe").

In terms of the profits realized by TAMIC and TIA from their relationships with the Portfolios, the Board noted that it was satisfied that TAMIC's and TIA's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC and TIA by MetLife would affect their future profitability. Because the fees paid to the subadvisors are paid by TAMIC or TIA and not directly by the Portfolios, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider pursuing advisory and subadvisory fee breakpoints for certain of the Portolios the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations at this time.

The Board also considered the effect of the Portfolios' growth and size on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that each advisor pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

AIM CAPITAL APPRECIATION PORTFOLIO

After reviewing the relevant materials, the Board noted that this Portfolio had generated mid-range performance and was subject to average fees. Among other data considered, the Board noted that the Portfolio had underperformed its performance universe average and its Lipper index for the 1- and 3-year periods ended March 31, 2005 and that the Portfolio's performance was comparable to its peer universe average and outperformed its Lipper index for the 5-year period ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees were above the median of its expense group and that its total expenses were below the median. The Board also noted that the Portfolio's subadvisory fees were generally below or comparable to its subadviser expense group average across all assets levels up to $3 billion. In view of all factors considered, the Board concluded that the Portfolio's performance was satisfactory and that the actual advisory and subadvisory fees were reasonable based upon the nature and quality of services provided to the Portfolio, but requested that management explore with AIM the possibility of instituting subadvisory fee breakpoints that would reduce the fees paid to AIM at higher asset levels, and that could be passed on to shareholders in the form of corresponding advisory fees breakpoints, if the Portfolio garnered additional assets.

MFS TOTAL RETURN PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been above average compared to similar funds. Among other data considered, the Board noted that the Portfolio had outperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TIA. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the nature and quality of the services provided by the advisor and the subadvisor. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board was also informed by management that MFS served as the subadviser for a similar fund advised by a MetLife affiliate for a lower subadvisory fee, and that management intended to pursue with MFS making such fees consistent, which could result in reduced fees paid by the Portfolio.

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



PIONEER STRATEGIC INCOME PORTFOLIO

The Board, noted that the performance of the Portfolio had generally been above average compared to similar funds. Among other data considered, the Board noted that the Portfolio had outperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. The Board also noted the strength and reputation of Pioneer and its parent company, and Pioneer's subadvisory services to certain other investment company portfolios overseen by the Board. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser, but requested management explore the possibility of instituting fee breakpoints with respect to the advisory and subadvisory fees which would reduce such fees at higher asset levels.

SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1- and 3-year periods ended March 31, 2005 and also underperformed its peer universe average but outperformed the Lipper index for the 5-year period. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The report did not provide information relating to subadvisory fees. The Board concluded that the Portfolio's performance was satisfactory and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser. The Board took into account the Portfolio's relatively small asset base and requested that TIA explore alternatives for changes to the Portfolio, including the possibility of a merger of the Portfolio into a larger, similarly managed fund. The Board concluded that appropriate action was being taken with respect to the Portfolio.

STRATEGIC EQUITY PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3-and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group but total expenses were below the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally above its subadviser expense group average across all assets levels. The Board also noted that: (1) the presentation made to the Board by the portfolio manager of the Portfolio; (2) most of the Portfolio's historical performance had been generated while the Portfolio was subadvised by another investment advisory firm (FMR became subadviser in September 2003); and (3) the strength and depth of the FMR organization and its personnel could prove beneficial to the Portfolio going forward. It also noted that the Portfolio's overall expense ratio was competitive. The Board concluded that the Portfolio's performance was satisfactory but requested that the Portfolio's ongoing performance continue to be monitored closely and that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser, but requested management explore the possibility of instituting fee breakpoints with respect to the advisory and subadvisory fees which would reduce such fees at higher asset levels.

TRAVELERS MANAGED INCOME PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3- and 5-year periods ended March 31, 2005. The Board also noted that the Portfolio's actual advisory fees and total expenses were above the median of its expense group. The Board asked TAMIC to recommend at the next meeting of the Board a plan of action with respect to the Portfolio that would benefit the Portfolio's shareholders. The Board also concluded that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser. The Board determined to re-approve the Agreement and Subadvisory Agreement pending receipt of such plan of action, noting its familiarity with the portfolio managers and noting that appropriate action was being taken to address the Portfolio's underperformance.

VAN KAMPEN ENTERPRISE PORTFOLIO

The Board noted that the performance of the Portfolio had been below average compared to similar funds. Among other data considered, the Board noted that the Portfolio had underperformed its peer universe average and its Lipper index for the 1-, 3-, and 5- year periods ended March 31, 2005. However, the Board also considered the historical performance of the Portfolio to have limited relevance given recent changes in its portfolio manager and investment style. The Board noted its familiarity with the new portfolio manager (who had previously managed other funds overseen by the Board while he had been employed by another investment advisory firm), and expressed confidence in the new manager and his investment style. The Board noted that the Portfolio's actual advisory fees were above the median of its expense group and total expenses were below the median of its expense group. The Board also noted that the Portfolio's subadvisory fees were generally below or comparable to its subadviser expense group average across all assets levels up to $500 million. The Board also noted that the overall expense ratio of the Portfolio was below average. The Board concluded that the Portfolio's performance was satisfactory but should continue to be monitored. The Board also concluded that the Portfolio's fees were reasonable in light of the quality and nature of services provided by the adviser and subadviser and noted that it did not appear that any breakpoints were necessary at present in light of the current level of assets of the Portfolio.

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



OTHER BUSINESS RELATIONSHIPS

The Independent Trustees considered other business relationships that MetLife, TAMIC and TIA would enter into with Citigroup. In connection with the closing of the MetLife Transaction, MetLife, Citigroup and certain of their affiliates entered into a Distribution Agreement under which Citigroup-affiliated broker-dealers will continue to offer certain Travelers Life & Annuity and MetLife insurance contracts until July 1, 2015. In addition, MetLife, Citigroup and certain of their affiliates entered into an Investment Products Agreement under which certain TIC and MetLife insurance products will include certain Citigroup-sponsored mutual funds as investment options until July 1, 2010.

CONCLUSION

Based on the deliberations of the Independent Trustees and their evaluation of the information described above, the Independent Trustees unanimously concluded that (a) the terms of the Agreements and the Subadvisory Agreements are fair and reasonable; (b) the fees are reasonable in light of the services TAMIC, TIA and the subadvisors provided to the Portfolio and their shareholders;
(d) TAMIC, TIA and the subadvisors possess the capabilities to perform the duties required of them under the Agreements and the Subadvisory Agreements;
(e) the investment performance of the Portfolios is satisfactory except as discussed above and (f) the Agreements and the Subadvisory Agreements are approved.

SPECIAL SHAREHOLDER MEETINGS (UNAUDITED)

Special Meetings of AIM Capital Appreciation Portfolio, MFS Total Return Portfolio, Pioneer Strategic Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Strategic Equity Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio were held on June 29, 2005.

There was one proposal submitted to shareholders of each Portfolio. The proposal was the approval of an agreement and plan of reorganization whereby each Portfolio, formerly of Travelers Series Fund, Inc., was merged into a corresponding investment Portfolio of the Travelers Series Trust.

The shareholders of each Portfolio approved the proposal.

The following table sets forth the number of shares of each Portfolio voted for, against and withheld as to the Proposal.

                                                              NUMBER OF
       AIM CAPITAL APPRECIATION PORTFOLIO                      SHARES
       -----------------------------------------------------------------

                             For                              20,107,583

                             Against                             988,387

                             Withhold                          2,767,096
       -----------------------------------------------------------------
                             Total                            23,863,066
       -----------------------------------------------------------------
       MFS TOTAL RETURN PORTFOLIO

                             For                              63,229,597

                             Against                           3,360,860

                             Withhold                          7,138,614
       -----------------------------------------------------------------
                             Total                            73,729,071
       -----------------------------------------------------------------
       PIONEER STRATEGIC INCOME PORTFOLIO

                             For                              12,889,027

                             Against                             553,682

                             Withhold                          1,253,716
       -----------------------------------------------------------------
                             Total                            14,696,425
       -----------------------------------------------------------------
       SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

                             For                               1,213,396

                             Against                              37,232

                             Withhold                            167,542
       -----------------------------------------------------------------
                             Total                             1,418,170
       -----------------------------------------------------------------

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



SPECIAL SHAREHOLDER MEETINGS (UNAUDITED) - CONTINUED

                                                    NUMBER OF
                 STRATEGIC EQUITY PORTFOLIO          SHARES
                 ---------------------------------------------

                             For                    24,237,325

                             Against                 1,798,585

                             Withhold                2,845,499
                 ---------------------------------------------
                             Total                  28,881,409
                 ---------------------------------------------
                 TRAVELERS MANAGED INCOME PORTFOLIO

                             For                    21,571,452

                             Against                   959,188

                             Withhold                2,368,398
                 ---------------------------------------------
                             Total                  24,899,038
                 ---------------------------------------------
                 VAN KAMPEN ENTERPRISE PORTFOLIO

                             For                     5,763,894

                             Against                   232,650

                             Withhold                  485,865
                 ---------------------------------------------
                             Total                   6,482,409
                 ---------------------------------------------

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                           Portfolios
                                                                                             in Fund     Other Public
                       Position(s) Term of Office                                            Complex       Company
                        Held with  and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age      Fund      Time Served            During Last Five Years          by Director Held by Director
--------------------   ----------- -------------- ---------------------------------------- ----------- ----------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairman of   Since July   President, Met Investors Advisory LLC        66            None
260 Madison Ave.       the Board,    2005         (2000 to present); Executive Vice
11/th/ Floor           Chief                      President (2000 to present) and Chief
New York, NY           Executive                  Marketing Officer (2003 to present),
Age 39                 Officer and                MetLife Investors Group, Inc; President,
                       President                  TAMIC (July 2005-present); Senior Vice
                                                  President, Equitable Distributors, Inc.
                                                  and Vice President, Equitable Life
                                                  Assurance Society of the United States
                                                  (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee       Since 1991   Retired manufacturing executive.             39            None
295 Hancock Street                                Director (1983-1995), Executive Vice
Williamstown, MA                                  President (1989-1994) and Senior Vice
Age 74                                            President, Finance and Administration
                                                  (1983-1989), The Dexter Corporation
                                                  (manufacturer of specialty chemicals
                                                  and materials); Vice Chairman (1990-
                                                  1992), Director (1983-1995), Life
                                                  Technologies, Inc. (life science/
                                                  biotechnology products); Director,
                                                  (1994-1999), The Connecticut Surety
                                                  Corporation (insurance); Director
                                                  (1995-2000), Chemfab Corporation
                                                  (specialty materials manufacturer);
                                                  Director (1999-2001), Ravenwood
                                                  Winery, Inc.; Director (1999-2003),
                                                  Lydall Inc. (manufacturer of fiber
                                                  materials); Member, Board of Managers
                                                  (1974-present), six Variable Annuity
                                                  Separate Accounts of The Travelers
                                                  Insurance Company+; Trustee (1990-
                                                  present), five Mutual Funds sponsored
                                                  by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                         Portfolios
                                                                                           in Fund      Other Public
                     Position(s) Term of Office                                            Complex        Company
                      Held with  and Length of            Principal Occupation            Overseen     Directorships
Name Address and Age    Fund      Time Served            During Last Five Years          by Director  Held by Director
-------------------- ----------- -------------- ---------------------------------------- ----------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell          Trustee     Since 1991   Professor of Finance and Managerial          39      Director
160 Jacobs Hall                                 Economics, University at Buffalo since               (2000-present),
Buffalo, NY                                     1998. Dean, School of Management                     Delaware North
Age 62                                          (1998-2001), University at Buffalo;                  Corp. (hospitality
                                                Dean, College of Business                            business)
                                                Administration (1995-1998), Marquette
                                                University; Professor of Finance (1980-
                                                1995) and Associate Dean (1993-
                                                1995), School of Business
                                                Administration, and Director, Center for
                                                Research and Development in Financial
                                                Services (1980-1995), University of
                                                Connecticut; Member, Board of
                                                Managers (1990-present), six Variable
                                                Annuity Separate Accounts of The
                                                Travelers Insurance Company+; Trustee
                                                (1990-present), five Mutual Funds
                                                sponsored by The Travelers Insurance
                                                Company.++

Frances M. Hawk,       Trustee     Since 1991   Private Investor, (1997-present);            39      None
CFA, CFP                                        Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                            Management Company, Inc. (investment
Downingtown, PA                                 management); Assistant Treasurer,
Age 57                                          Pensions and Benefits. Management
                                                (1989-1992), United Technologies
                                                Corporation (broad-based designer and
                                                manufacturer of high technology
                                                products); Member, Board of Managers
                                                (1991-present), six Variable Annuity
                                                Separate Accounts of The Travelers
                                                Insurance Company+; Trustee (1991-
                                                present), five Mutual Funds sponsored
                                                by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               OCTOBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                               Number of
                                                                                              Portfolios
                                                                                                in Fund     Other Public
                         Position(s)  Term of Office                                            Complex       Company
                          Held with   and Length of            Principal Occupation            Overseen    Directorships
Name Address and Age        Fund       Time Served            During Last Five Years          by Director Held by Director
--------------------    ------------- -------------- ---------------------------------------- ----------- ----------------

Officers
--------
Paul Cellupica          Secretary and   Since July   Chief Counsel, Securities Products and       N/A           N/A
MetLife, Inc.           Chief Legal     2005         Regulation, MetLife Inc. (2004-present);
One MetLife Plaza       Officer                      Vice President and Chief Legal Officer,
27-01 Queens Plaza                                   TAMIC (July 2005-present); Assistant
North Long Island City,                              Director, Division of Investment
NY 11101                                             Management, U.S. Securities and
Age 41                                               Exchange Commission (2001-2003),
                                                     Senior Special Counsel, Division of
                                                     Investment Management, Securities and
                                                     Exchange Commission (2000-2001).

Peter Duffy             Chief           Since July   Senior Vice President, MetLife Advisers,     N/A           N/A
MetLife Advisers LLC    Financial       2005         since December 1998; Vice President;
501 Boylston Street     Officer and                  NELICO; Vice President, MetLife.
Boston, MA 02116        Treasurer
Age 49

Jeffrey P . Halperin    Interim         Since        Assistant Vice President, Corporate          N/A           N/A
Metropolitan Life       Chief           November     Ethics and Compliance Department,
Insurance Company       Compliance      2005         Metlife, Inc. (October 2002-present);
One MetLife Plaza       Officer                      Interim Chief Compliance Officer of
27-01 Queens Plaza                                   funds sponsored by Metlife and its
North Long Island City,                              affiliates (November 2005-present);
NY 11101                                             Associate, Goldman Sachs & Co.
Age 37                                               (May 2000-July 2001).

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, Money Market
   Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT 06103 or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Trust, shareholders can call 1-800-842-9406.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9406 and (2) on the SEC's website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

On June 13, 2005, the registrant adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Mr. Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

As of October 31, 2005, the registrant had 29 series. The following series of the registrant have a fiscal year ended October 31: Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, Travelers Managed Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio (the "10/31 Travelers Funds"). The 10/31 Travelers Funds became series of the registrant on July 1, 2005. Prior to that time each of the series was a series of Travelers Series Fund, Inc.

The following series of the registrant have a fiscal year ended December 31:
Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mercury Large Cap Core Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio, U.S. Government Securities Portfolio, Zero Coupon Bond Fund Portfolio (Series 2005), Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio, Style Focus Series:
Small Cap Value Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation Series:
Moderate-Conservative Portfolio, Managed Allocation Series: Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio (the "12/31 Travelers Funds").

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant. Prior to July 1, 2005, KPMG LLP ("KPMG") was the registrant's principal accountant and information provided in response to Item 4 prior to July 1, 2005, includes amounts billed by KPMG.

The aggregate fees billed for professional services rendered by D&T and KMPG for the audit of the registrant's annual financial statements or services normally provided in connection with statutory and regulatory filings for the period July 1, 2005 through October 31, 2005 for the 10/31 Travelers Funds and for the last two fiscal years ended December 31 for the 12/31 Travelers Funds, respectively, are as set forth below.

                                              12/31                10/31
                                         Travelers Funds      Travelers Funds
     Period 7/1/05 through 10/31/05.....      N/A                $133,000
     Year ended 12/31/04................    $276,000                  N/A
     Year ended 12/31/03................    $276,000                  N/A

(b) Audit-Related Fees

The registrant was not billed any fees by D&T for the period July 1, 2005 through October 31, 2005 for the 10/31 Travelers Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

The registrant was not billed any fees by KPMG for the fiscal years ended December 31, 2004 and 2003 for the 12/31 Travelers Funds, for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the period July 1, 2005 through October 31, 2005, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by D&T and KMPG for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) for the period July 1, 2005 through October 31, 2005 for the 10/31 Travelers Funds and for the last two fiscal years ended December 31 for the 12/31 Travelers Funds, respectively, are as set forth below.

                                              12/31                10/31
                                         Travelers Funds      Travelers Funds
     Period 7/1/05 through 10/31/05.....       N/A                $22,750
     Year ended 12/31/04................     $36,400                  N/A
     Year ended 12/31/03................     $36,400                  N/A

During the period July 1, 2005 through October 31, 2005, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by D&T for the period July 1, 2005 through October 31, 2005 and KPMG for the fiscal years ended December 31, 2004 and 2003, other than the services reported in paragraphs (a) through (c) above.

During the period July 1, 2005 through October 31, 2005, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) (1) The Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the "Committee") of the Board of the registrant requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant's independent auditors to the advisers and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the registrant by the independent auditors, other than those provided to the registrant in connection with an audit or a review of the financial statements of the registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the registrant;
(ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
(iv) actuarial services; (v) internal audit outsourcing services;
(vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, the advisers and any service providers controlling, controlled by or under common control with the advisers that provide ongoing services to the registrant ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the registrant, (b) the advisers and (c) any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Fees billed by KMPG for services rendered to the registrant and the registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provide ongoing services to the registrant were $75,000 and $0 to the 12/31 Travelers Funds for the fiscal years ended December 31, 2004 and 2003. These fees were paid by Citigroup Global Markets, Inc. and related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" for the fiscal year ended December 31, 2004.

The registrant and the registrant's investment advisers or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the 10/31 Travelers Funds for the period July 1, 2005 through October 31, 2005.

(h) Yes. The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining KMPG's or D&T's independence. All services provided by KMPG or D&T to the registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Peter Duffy, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Duffy determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TRAVELERS SERIES TRUST

By:   /s/ Elizabeth M. Forget
      -----------------------------
      Elizabeth M. Forget
      President

Date: December 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      -----------------------------
      Elizabeth M. Forget
      President

Date: December 20, 2005

By:   /s/ Peter Duffy
      -----------------------------
      Peter Duffy
      Chief Financial Officer and
      Treasurer

Date: December 20, 2005